UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:     811-04852

Victory Portfolios

(Exact name of registrant as specified in charter)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio	44144
(Address of principal executive offices)	(Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-539-3863

Date of fiscal year end: June 30

Date of reporting period: June 30, 2020

Item 1. Reports to Stockholders.

June 30, 2020

Annual Report

Victory Integrity Discovery Fund

Victory Integrity Mid-Cap Value Fund

Victory Integrity Small-Cap Value Fund

Victory Integrity Small/Mid-Cap Value Fund

Victory Munder Multi-Cap Fund

Victory S&P 500 Index Fund

Victory Munder Mid-Cap Core Growth Fund

Victory Munder Small Cap Growth Fund

Victory Trivalent Emerging Markets Small-Cap Fund

Victory Trivalent International Fund-Core Equity

Victory Trivalent International Small-Cap Fund

Victory INCORE Total Return Bond Fund

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Victory Funds' shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Victory Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.VictoryFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

You may elect to receive shareholder reports and other communications from the Victory Funds or your financial intermediary electronically sooner than January 1, 2021 by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-539-3863 or by sending an e-mail request to TA.Processing@FISGlobal.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Victory Funds, you can call 800-539-3863 or send an e-mail request to TA.Processing@FISGlobal.com. Your election to receive reports in paper will apply to all Victory Funds you hold directly or through your financial intermediary.

www.vcm.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.vcm.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Table of Contents

Shareholder Letter (unaudited)	5
Fund Review and Commentary (unaudited)	7
Financial Statements
Victory Integrity Discovery Fund
Schedule of Portfolio Investments	41
Statements of Assets and Liabilities	121
Statements of Operations	125
Statements of Changes in Net Assets	129-131
Financial Highlights	142-145
Victory Integrity Mid-Cap Value Fund
Schedule of Portfolio Investments	45
Statements of Assets and Liabilities	121
Statements of Operations	125
Statements of Changes in Net Assets	129-131
Financial Highlights	146-147
Victory Integrity Small-Cap Value Fund
Schedule of Portfolio Investments	49
Statements of Assets and Liabilities	121
Statements of Operations	125
Statements of Changes in Net Assets	129-131
Financial Highlights	148-151
Victory Integrity Small/Mid-Cap Value Fund
Schedule of Portfolio Investments	54
Statements of Assets and Liabilities	122
Statements of Operations	126
Statements of Changes in Net Assets	132-134
Financial Highlights	152-153
Victory Munder Multi-Cap Fund
Schedule of Portfolio Investments	58
Statements of Assets and Liabilities	122
Statements of Operations	126
Statements of Changes in Net Assets	132-134
Financial Highlights	154-155
Victory S&P 500 Index Fund
Schedule of Portfolio Investments	61
Statements of Assets and Liabilities	122
Statements of Operations	126
Statements of Changes in Net Assets	132-134
Financial Highlights	156-157
Victory Munder Mid-Cap Core Growth Fund
Schedule of Portfolio Investments	73
Statements of Assets and Liabilities	123
Statements of Operations	127
Statements of Changes in Net Assets	135-137
Financial Highlights	158-159

Table of Contents (continued)

Victory Munder Small Cap Growth Fund
Schedule of Portfolio Investments	76
Statements of Assets and Liabilities	123
Statements of Operations	127
Statements of Changes in Net Assets	135-137
Financial Highlights	160-161
Victory Trivalent Emerging Markets Small-Cap Fund
Schedule of Portfolio Investments	81
Statements of Assets and Liabilities	123
Statements of Operations	127
Statements of Changes in Net Assets	135-137
Financial Highlights	162-163
Victory Trivalent International Fund-Core Equity
Schedule of Portfolio Investments	90
Statements of Assets and Liabilities	124
Statements of Operations	128
Statements of Changes in Net Assets	138-140
Financial Highlights	164-167
Victory Trivalent International Small-Cap Fund
Schedule of Portfolio Investments	102
Statements of Assets and Liabilities	124
Statements of Operations	128
Statements of Changes in Net Assets	138-140
Financial Highlights	168-169
Victory INCORE Total Return Bond Fund
Schedule of Portfolio Investments	113
Statements of Assets and Liabilities	124
Statements of Operations	128
Statements of Changes in Net Assets	138-140
Financial Highlights	170-171
Notes to Financial Statements	172
Report of Independent Registered Public Accounting Firm	192
Supplemental Information (Unaudited)
Trustee and Officer Information	193
Proxy Voting and Portfolio Holdings Information	196
Expense Examples	196
Additional Federal Income Tax Information	199
Liquidity Risk Management Program	200
Privacy Policy (inside back cover)

The Funds are distributed by Victory Capital Services, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.vcm.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.vcm.com

This page is intentionally left blank.

Victory Funds Letter to Shareholders

Dear Shareholder,

What a difference a year makes. Not long ago, we were marveling at the longest-ever bull market in equities. Although the current market environment appears constructive and relatively calm (as of this writing), what has transpired over the past year has been nothing short of astounding.

In fact, the annual period ended June 30, 2020, has been the most unusual period for investors since the Global Financial Crisis or, perhaps, the Great Depression. We entered this year with mundane concerns of interest rates and global trade talks, but that all changed quickly in early 2020. The spread of COVID-19 throughout the United States was an unprecedented event that rendered virtually any economic forecast unreliable. In March, and seemingly overnight, the sentiment pendulum swung from risk-on to risk-off.

The global economy came to an all-stop and equities sold off sharply. Meanwhile, liquidity evaporated in many segments of the fixed-income market, especially higher-yielding credits and anything perceived to be higher risk, which caused credit spreads to widen and depressed prices.

Fortunately, the U.S. Federal Reserve (the "Fed") and other monetary authorities worldwide leapt into action — slashing interest rates, (re)starting quantitative easing and, in the case of the Fed, launching an array of programs to provide liquidity to stabilize fixed-income markets.

The U.S. government also stepped up to provide $2 trillion of fiscal stimulus in the form of the Coronavirus Aid, Relief, and Economic Security Act (CARES Act), which aims help toward corporations, small businesses, and individuals that have been affected by the abrupt economic stoppage.

All those steps ended the market's freefall, spurred a significant rally in equities, and helped tighten credit spreads across much of the fixed-income universe. In fact, by June 30, 2020, sentiment was nothing less than bullish and the broad market indexes had largely recovered losses from the first quarter. Through all this turmoil and volatility, the S&P 500® Index managed to deliver an annual return of approximately 7.5% for the 12-month period ended June 30, 2020. Meanwhile, the yield on 10-year U.S. Treasuries declined 144 basis points, reflecting both the Fed intervention and the uncertainties, ending June 30 at approximately 0.66%.

Looking ahead, the economy and markets remain unpredictable. For equities, investors should expect continued bouts of elevated volatility, which will likely be driven by reports on the virus, a possible vaccine, and the economic data. On the whole, however, we believe the tenor of the market is much improved from the depths of the crisis even as earnings estimates remain vague at best.

Credit markets, too, remain unpredictable, though they have stabilized markedly. A wide range of outcomes are conceivable over the next year, but continued monetary intervention and fiscal stimulus, coupled with a regional approach to economic shutdowns, may well prevent credit spreads from returning to the elevated levels of March.

Regardless, whatever is in store for markets, the investment philosophies and resolve of Victory Capital's various independent investment franchises remain steadfast. We believe that our collective investment talent and their actively managed portfolios will be able to manage risks and excel in an environment that often creates short-term pricing dislocations that benefit astute investors.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. If you invest with us directly, you may call (800) 539-3863, or visit our website at www.vcm.com.

My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

Victory Integrity Discovery Fund

What were the market conditions during the reporting period?

Equity markets rallied throughout 2019 and into the first month and a half of 2020 due to progress made on trade disputes, an accommodative U.S. Federal Reserve (the "Fed"), and strong earning seasons. Despite uncertainty around Brexit, geopolitical tensions, and concerns about the health of the global economy, U.S. equities outperformed. Equity markets sold off sharply in the last week of February and continued throughout the month of March as the unexpected spread of the novel coronavirus ("COVID-19") dominated market headlines. Sudden market shifts and sentiment swings based on virus news flow were common occurrences. Market volatility was further exacerbated by the collapse of oil prices as Russia and Saudi Arabia withdrew negotiations on oil output cooperation. Equity markets sold off sharply across all styles and market capitalizations. Equity markets bottomed near the end of the first quarter of 2020, rebounding sharply off the bottom which continued into the second quarter. Declining COVID-19 cases, hopes of a medical breakthrough, and massive liquidity injections by the Fed and world monetary authorities drove investors back to equities.

The top-performing sectors within the benchmark were Health Care, Consumer Staples, and Information Technology, while Energy, Communication Services, and Financials were the weakest-performing sectors. Micro-cap growth stocks outperformed micro-cap value stocks.

How did Victory Integrity Discovery Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide capital appreciation. The Fund returned -23.78% (Class A Shares at net asset value) for the fiscal year ended June 30, 2020, underperforming the Russell Microcap® Value Index (the "Index"), which returned -14.93% during the period.

What strategies did you employ during the reporting period?

Stock selection in Health Care was the prominent detractor to relative Fund performance. Stock selection in Industrials and Energy was also a detractor to relative Fund performance. Security selection in Information Technology and Financials were positives. Sector weights were a negative on relative Fund performance relative to the Index due to an underweight position in Health Care, which significantly outperformed. From a style perspective, the Fund's holdings on average had lower volatility relative to the Index, and this was a headwind.

We have worked diligently to build a portfolio that should benefit from a reduction in anxiety over the virus and the economy. We have been adding small positions in companies where we see enticing relative valuations with above-average snap-back potential as the COVID-19 and economic clouds begin to clear. The number of securities held in the portfolio has expanded to try to capture this return while taking less company-specific risk. We believe our strategy of buying names with solid free cash flow characteristics, coupled with deeper

Portfolio Holdings

As a Percentage of Total Investments

Victory Integrity Discovery Fund (continued)

discounts and some controversy surrounding them, is the right one that will add alpha for our clients going forward. Our largest risk lies in second-wave fears and the resulting economic worries and implications. Our performance was very strong during the first two months of the second quarter of 2020; however, in the last few weeks of the quarter, second-wave COVID-19 cases increased, and we did lose some relative outperformance. This is certainly a concern, but we see it as performance delayed, not lost.

Victory Integrity Discovery Fund (continued)

Average Annual Total Return

Year Ended June 30, 2020

	Class A		Class C		Class R	Class Y
INCEPTION DATE	12/26/96		3/31/97		7/29/04	12/26/96
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell Microcap® Value Index[1]
One Year	–23.78%	–28.16%	–24.42%	–25.15%	–24.10%	–23.64%	–14.93%
Three Year	–8.09%	–9.89%	–8.84%	–8.84%	–8.55%	–7.88%	–2.93%
Five Year	–1.28%	–2.44%	–2.06%	–2.06%	–1.77%	–1.05%	2.19%
Ten Year	9.12%	8.47%	8.27%	8.27%	8.70%	9.38%	8.69%
Since Inception	9.41%	9.14%	8.63%	8.63%	4.84%	9.68%	N/A
Expense Ratios
Gross	1.55%		2.34%		2.41%	1.30%
With Applicable Waivers	1.55%		2.34%		2.08%	1.30%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses for Class C and Class R shares through October 31, 2020.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Integrity Discovery Fund — Growth of $10,000

1The Russell Microcap® Value Index is a capitalization–weighted index that measures the performance of the smallest 1,000 securities in the Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. The Russell 2000® Index is a capitalization-weighted index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Integrity Mid-Cap Value Fund

What were the market conditions during the reporting period?

Equity markets rallied throughout 2019 and into the first month and a half of 2020 due to progress made on trade disputes, an accommodative U.S. Federal Reserve (the "Fed"), and strong earning seasons. Despite uncertainty around Brexit, geopolitical tensions, and concerns about the health of the global economy, U.S. equities outperformed. Equity markets sold off sharply in the last week of February and continued throughout the month of March as the unexpected spread of the novel coronavirus ("COVID-19") dominated market headlines. Sudden market shifts and sentiment swings based on virus news flow were common occurrences. Market volatility was further exacerbated by the collapse of oil prices as Russia and Saudi Arabia withdrew negotiations on oil output cooperation. Equity markets sold off sharply across all styles and market capitalizations. Equity markets bottomed near the end of the first quarter of 2020, rebounding sharply off the bottom, which continued into the second quarter. Declining COVID-19 cases, hopes of a medical breakthrough, and massive liquidity injections by the Fed and world monetary authorities drove investors back to equities.

The top-performing sectors within the benchmark were Consumer Staples, Technology, and Health Care, while Energy and Financials were the weakest-performing sectors. Mid-cap growth stocks outperformed mid-cap value stocks.

How did Victory Integrity Mid-Cap Value Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide capital appreciation. The Fund returned -13.90% (Class A Shares at net asset value) for the fiscal year ended June 30, 2020, underperforming the Russell Midcap® Value Index (the "Index"), which returned -11.81% for the period.

What strategies did you employ during the reporting period?

Stock selection in Communication Services was the main detractor that resulted in relative Fund underperformance. Stock selection in Consumer Discretionary, Utilities, Materials, Consumer Staples, and Energy also detracted from relative Fund performance. Security selection in Technology, Real Estate, and Health Care helped relative Fund performance. Sector weights were positive on relative Fund performance as our overweight to Technology and Health Care helped. The Fund's holdings on average had a smaller market capitalization than the Index, and this was a headwind.

We have worked diligently to build a portfolio that should benefit from a reduction in anxiety over the virus and the economy. We have been adding small positions in companies where we see enticing relative valuations with above-average snap-back potential as the COVID-19 and economic clouds begin to clear. The number of securities held in the portfolio has expanded to try to capture this return while taking less company-specific risk. We believe our strategy of buying names with solid free-cash flow characteristics, coupled with deeper discounts and some controversy surrounding them, is the right one that will add alpha for

Portfolio Holdings

As a Percentage of Total Investments

Victory Integrity Mid-Cap Value Fund (continued)

our clients going forward. Our largest risk lies in second-wave fears and the resulting economic worries and implications. Our performance was very strong during the first two months of the second quarter of 2020; however, in the last few weeks of the quarter, second-wave COVID-19 cases increased, and we did lose some relative outperformance. This is certainly a concern, but we see it as performance delayed, not lost.

Victory Integrity Mid-Cap Value Fund (continued)

Average Annual Total Return

Year Ended June 30, 2020

	Class A		Class C		Class R6	Class Y
INCEPTION DATE	7/1/11		11/4/19		12/14/15	7/1/11
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell Midcap® Value Index[1]
One Year	–13.90%	–18.85%	N/A	N/A	–13.53%	–13.67%	–11.81%
Three Year	–1.28%	–3.21%	N/A	N/A	–0.92%	–1.05%	–0.54%
Five Year	2.31%	1.11%	N/A	N/A	N/A	2.59%	3.32%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	6.94%	6.24%	–17.55%	–18.37%	4.85%	7.22%	N/A
Expense Ratios
Gross	1.51%		2.49%		0.94%	1.17%
With Applicable Waivers	1.00%		1.75%		0.60%	0.75%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses for each class of shares through October 31, 2020.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Integrity Mid-Cap Value Fund — Growth of $10,000

1The Russell Midcap® Value Index is an unmanaged index made up of medium and medium/small companies in the Russell 1000® Index chosen for their value orientation. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Integrity Small-Cap Value Fund

What were the market conditions during the reporting period?

Equity markets rallied throughout 2019 and into the first month and a half of 2020 due to progress made on trade disputes, an accommodative U.S. Federal Reserve (the "Fed"), and strong earning seasons. Despite uncertainty around Brexit, geopolitical tensions, and concerns about the health of the global economy, U.S. equities outperformed. Equity markets sold off sharply in the last week of February and continued throughout the month of March as the unexpected spread of the novel coronavirus ("COVID-19") dominated market headlines. Sudden market shifts and sentiment swings based on virus news flow were common occurrences. Market volatility was further exacerbated by the collapse of oil prices as Russia and Saudi Arabia withdrew negotiations on oil output cooperation. Equity markets sold off sharply across all styles and market capitalizations. Equity markets bottomed near the end of the first quarter of 2020, rebounding sharply off the bottom, which continued into the second quarter. Declining COVID-19 cases, hopes of a medical breakthrough, and massive liquidity injections by the Fed and world monetary authorities drove investors back to equities.

The top-performing sectors within the benchmark were Technology, Consumer Staples, and Health Care, while Energy, Communication Services, and Financials were the weakest-performing sectors. Small-cap growth stocks outperformed small-cap value stocks.

How did Victory Integrity Small-Cap Value Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital growth. The Fund returned -24.33% (Class A Shares at net asset value) for the fiscal year ended June 30, 2020, underperforming the Russell 2000® Value Index (the "Index"), which returned -17.48% for the period.

What strategies did you employ during the reporting period?

Security selection in Health Care, Consumer Staples, Consumer Discretionary, Materials, Utilities, and Industrials were the main detractors to relative Fund performance, while stock selection in Technology was the largest positive. Sector weights were a positive on the Fund's performance relative to the Index largely due to our overweight in Technology. From a style perspective, the Fund's holdings on average had higher liquidity and higher volatility relative to the Index, and both were tailwinds.

We have worked diligently to build a portfolio that should benefit from a reduction in anxiety over the virus and the economy. We have been adding small positions in companies where we see enticing relative valuations with above-average snap-back potential as the COVID-19 and economic clouds begin to clear. The number of securities held in the portfolio has expanded to try to capture this return while taking less company-specific risk. We believe our strategy of buying names with solid free cash flow characteristics, coupled with deeper discounts and some controversy surrounding them, is the right one that will add alpha for our clients going forward. Our largest risk lies in second-wave fears and the resulting

Portfolio Holdings

As a Percentage of Total Investments

Victory Integrity Small-Cap Value Fund (continued)

economic worries and implications. Our performance was very strong during the first two months of the second quarter of 2020; however, in the last few weeks of the quarter, second-wave COVID-19 cases increased, and we did lose some relative outperformance. This is certainly a concern, but we see it as performance delayed, not lost.

Victory Integrity Small-Cap Value Fund (continued)

Average Annual Total Return

Year Ended June 30, 2020

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	3/30/04		7/7/05		7/7/05	6/1/12	7/7/05
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000® Value Index[1]
One Year	–24.33%	–28.69%	–24.91%	–25.66%	–24.54%	–23.95%	–24.04%	–17.48%
Three Year	–7.53%	–9.34%	–8.16%	–8.16%	–7.76%	–7.04%	–7.18%	–4.35%
Five Year	–2.00%	–3.16%	–2.68%	–2.68%	–2.31%	–1.49%	–1.65%	1.26%
Ten Year	6.96%	6.32%	6.22%	6.22%	6.71%	N/A	7.30%	7.82%
Since Inception	5.70%	5.32%	4.35%	4.35%	4.84%	6.66%	5.40%	N/A
Expense Ratios
Gross	1.58%		2.16%		1.99%	0.96%	1.12%
With Applicable Waivers	1.50%		2.16%		1.75%	0.96%	1.12%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses for Class A and Class R shares through October 31, 2020.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Integrity Small-Cap Value Fund — Growth of $10,000

1The Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Integrity Small/Mid-Cap Value Fund

What were the market conditions during the reporting period?

Equity markets rallied throughout 2019 and into the first month and a half of 2020 due to progress made on trade disputes, an accommodative U.S. Federal Reserve (the "Fed"), and strong earning seasons. Despite uncertainty around Brexit, geopolitical tensions, and concerns about the health of the global economy, U.S. equities outperformed. Equity markets sold off sharply in the last week of February and continued throughout the month of March as the unexpected spread of the novel coronavirus ("COVID-19") dominated market headlines. Sudden market shifts and sentiment swings based on virus news flow were common occurrences. Market volatility was further exacerbated by the collapse of oil prices as Russia and Saudi Arabia withdrew negotiations on oil output cooperation. Equity markets sold off sharply across all styles and market capitalizations. Equity markets bottomed near the end of the first quarter of 2020, rebounding sharply off the bottom which continued into the second quarter. Declining COVID-19 cases, hopes of a medical breakthrough, and massive liquidity injections by the Fed and world monetary authorities drove investors back to equities.

The top-performing sectors within the benchmark were Health Care and Technology, while Energy and Financials were the weakest-performing sectors. Small/mid-cap growth stocks outperformed small/mid-cap value stocks.

How did Victory Integrity Small/Mid-Cap Value Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide capital appreciation. The Fund returned -18.97% (Class A Shares at net asset value) for the fiscal year ended June 30, 2020, underperforming the Russell 2500® Value Index (the "Index"), which returned -15.50% for the period.

What strategies did you employ during the reporting period?

Stock selection in Materials, Consumer Discretionary, Communication Services, Utilities, and Health Care led to relative Fund underperformance, while security selection in Technology and Real Estate helped relative Fund performance. Sector weights were muted. The Fund's holdings on average had lower dividend yield to the Index, and this was a tailwind.

We have worked diligently to build a portfolio that should benefit from a reduction in anxiety over the virus and the economy. We have been adding small positions in companies where we see enticing relative valuations with above-average snap-back potential as the COVID-19 and economic clouds begin to clear. The number of securities held in the portfolio has expanded to try to capture this return while taking less company-specific risk. We believe our strategy of buying names with solid free cash flow characteristics, coupled with deeper discounts and some controversy surrounding them, is the right one that will add alpha for our clients going forward. Our largest risk lies in second-wave fears and the resulting economic worries and implications. Our performance was very strong during the first two months of the second quarter of 2020; however, in the last few weeks of the quarter, second-wave COVID-19 cases increased, and we did lose some relative outperformance. This is certainly a concern, but we see it as performance delayed, not lost.

Portfolio Holdings

As a Percentage of Total Investments

Victory Integrity Small/Mid-Cap Value Fund (continued)

Average Annual Total Return

Year Ended June 30, 2020

	Class A		Class R6	Class Y
INCEPTION DATE	7/1/11		3/3/15	7/1/11
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 2500® Value Index[1]
One Year	–18.97%	–23.63%	–18.70%	–18.73%	–15.50%
Three Year	–3.67%	–5.56%	–3.37%	–3.41%	–2.60%
Five Year	0.41%	–0.77%	0.72%	0.68%	1.85%
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	5.02%	4.34%	0.36%	5.29%	N/A
Expense Ratios
Gross	1.71%		0.96%	1.03%
With Applicable Waivers	1.13%		0.83%	0.88%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses for each class of shares through October 31, 2020.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Integrity Small/Mid-Cap Value Fund — Growth of $10,000

1The Russell 2500® Value Index measures the performance of those Russell 2500® companies (approximately 2,500 of the smallest securities in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Munder Multi-Cap Fund

What were the market conditions during the reporting period?

It's been a volatile trailing 12 months for equities, with the Russell 3000® Index (the "Index") reaching new all-time highs in late February 2020 on the back of a U.S./China trade deal before abruptly rolling over as the health and economic implications of the novel coronavirus ("COVID-19") pandemic began to crystalize. The magnitude and swiftness of the selloff was astonishing, with markets down approximately 35% peak-to-trough in roughly a month, with many stocks and industries hit much harder.

However, the market rally that began in mid-March and continued through quarter end was equally impressive. Unprecedented economic challenges were met by unprecedented fiscal and monetary stimulus. This both increased optimism around an economic recovery, and infused the market with much needed liquidity, driving a rebound that was nearly as large as the decline.

All in, the Index still managed a 6.53% total return over the entire one-year period, though this was entirely driven by large-cap growth stocks. Large-cap names possess the necessary flexibility, brand awareness, scale, and balance sheet strength to both endure and invest through theses turbulent times, suggesting improved competitive positioning both during and after the pandemic.

Growth stocks, on the other hand, rely more on product adoption and market share gains than overall economic growth, and fundamentals have proven more resilient. In addition, powerful secular drivers that underpin many of these names, are expected to accelerate post-COVID (e.g., cloud computing and collaboration software and services). Finally, we believe lower interest rates benefit growth stocks disproportionately by reducing the discount rate applied to future profits, as these stocks inherently derive a larger portion of their intrinsic or net present value from future/expected earnings.

How did Victory Munder Multi-Cap Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital appreciation. The Fund returned 1.53% (Class A Shares at net asset value) for the fiscal year ended June 30, 2020, underperforming the Index, which returned 6.53% during the same period.

What strategies did you employ during the reporting period?

The Fund looks to invest in stocks with market capitalizations of $1 billion and above that we believe are high quality with the potential for above-average earnings growth, as well as current earnings momentum.

Using this framework, the Fund has generated the strongest returns within the Technology and Health Care sectors over the trailing 12 months, while Materials and Energy have been the most challenged.

Portfolio Holdings

As a Percentage of Total Investments

Victory Munder Multi-Cap Fund (continued)

In Technology, our large-cap and cloud holdings drove performance, with both expected to be more resilient or even benefit during the pandemic. Apple Inc. was our strongest performer, benefiting from its fortress balance sheet, attractive growth/value profile, and potential for accelerating business momentum as we enter a new 5G handset super-cycle.

In Health Care, our biotech names led performance, with our best performer being Regeneron Pharmaceuticals, Inc. The company's COVID-19 treatment, an antibody cocktail called REGN-COV2, is moving quickly through clinical trials and represents a potential meaningful revenue driver for the company.

With regards to Materials and Energy, both sectors have experienced massive negative demand shocks due to the pandemic and equity prices have sold off in response.

Victory Munder Multi-Cap Fund (continued)

Average Annual Total Return

Year Ended June 30, 2020

	Class A		Class C		Class Y
INCEPTION DATE	8/19/96		11/3/98		6/1/98
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	S&P 500® Index[1]	Russell 3000® Growth Index[2]
One Year	1.53%	–4.30%	0.69%	–0.28%	1.92%	7.51%	6.53%
Three Year	5.79%	3.72%	5.00%	5.00%	6.18%	10.73%	10.04%
Five Year	5.94%	4.69%	5.11%	5.11%	6.34%	10.73%	10.03%
Ten Year	11.24%	10.58%	10.38%	10.38%	11.60%	13.99%	13.72%
Since Inception	8.91%	8.64%	5.00%	5.00%	6.53%	N/A	N/A
Expense Ratios
Gross	1.36%		2.07%		1.00%
With Applicable Waivers	1.36%		2.07%		1.00%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses for Class C shares through October 31, 2020.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Munder Multi-Cap Fund — Growth of $10,000

1The S&P 500® Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

2The Russell 3000® Growth Index is an unmanaged index that measures the performance of the 3,000 largest U.S.-traded stocks, in which the underlying companies are all incorporated in the United States. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory S&P 500 Index Fund

Investment Considerations

Equity Securities ("stocks") are more volatile and carry more risk than other forms of investments in high-grade fixed-income securities. The net asset value per share of Victory S&P 500 Index Fund (the "Fund") will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency, or restrict the delivery of securities.

Commentary

The Fund seeks to provide performance and income that is comparable to the performance of the S&P 500® Index (the "Index") before fees and expenses.

The Fund returned 6.96% (Class A Shares at net asset value) for the fiscal year ended June 30, 2020, underperforming the Index, which returned 7.51%. The difference in performance of the Fund and the Index was primarily due to the Fund's fees and expenses. The Index is not an investable product; therefore, fees and expenses do not apply.

Over the reporting period, much of the performance was driven by the largest market cap names within the Index. The well-known FAANG+M stocks, comprised of Facebook, Apple, Amazon, Netflix, Google, and Microsoft, combined to make up over 22% of the Index and contributed a positive 8.31% to the Fund's return.

From a sector perspective, Information Technology and Health Care were the primary contributors to the Fund's relative performance, while Financial and Energy were the primary detractors.

Portfolio Holdings

As a Percentage of Total Investments

Victory S&P 500 Index Fund (continued)

Average Annual Total Return

Year Ended June 30, 2020

	Class A		Class R	Class Y
INCEPTION DATE	12/9/92		7/29/04	12/1/91
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	S&P 500® Index[1]
One Year	6.96%	4.29%	6.57%	7.07%	7.51%
Three Year	10.13%	9.20%	9.69%	10.28%	10.73%
Five Year	10.12%	9.56%	9.66%	10.30%	10.73%
Ten Year	13.29%	13.00%	12.85%	13.47%	13.99%
Since Inception	8.93%	8.83%	7.92%	9.44%	N/A
Expense Ratios
Gross	0.53%		0.96%	0.43%
With Applicable Waivers	0.53%		0.96%	0.43%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented July 20, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.50% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory S&P 500 Index Fund — Growth of $10,000

1The S&P 500® Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Munder Mid-Cap Core Growth Fund

What were the market conditions during the reporting period?

It's been a volatile trailing 12 months for equities, with the Russell 3000® Index reaching new all-time highs in late February 2020 on the back of a U.S./China trade deal before abruptly rolling over as the health and economic implications of the novel coronavirus ("COVID-19") pandemic began to crystalize. The magnitude and swiftness of the selloff was astonishing, with markets down approximately 35% peak-to-trough in roughly a month, with many stocks and industries hit much harder.

However, the market rally that began in mid-March and continued through quarter end was equally impressive. Unprecedented economic challenges were met by unprecedented fiscal and monetary stimulus. This both increased optimism around an economic recovery, and infused the market with much needed liquidity, driving a rebound that was nearly as large as the decline.

All in, the Russell 3000® Index still managed a 6.53% total return over the entire one-year period, though this was entirely driven by large-cap and growth stocks. Large-cap names possess the necessary flexibility, brand awareness, scale, and balance sheet strength to both endure and invest through theses turbulent times, suggesting improved competitive positioning both during and after the pandemic.

Growth stocks, on the other hand, rely more on product adoption and market share gains than overall economic growth, and fundamentals have proven more resilient. In addition, powerful secular drivers that underpin many of these names, are expected to accelerate post-COVID (e.g., cloud computing and collaboration software and services). Finally, we believe lower interest rates benefit growth stocks disproportionately by reducing the discount rate applied to future profits, as these stocks inherently derive a larger portion of their intrinsic or net present value from future/expected earnings.

How did Victory Munder Mid-Cap Core Growth Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital appreciation. The Fund returned -3.04% (Class A Shares at net asset value) for the fiscal year ended June 30, 2020, underperforming the Russell Midcap® Index, which returned -2.24% for the period.

What strategies did you employ during the reporting period?

The Fund looks to invest in mid-cap stocks that have superior growth prospects, strong profitability, below-average debt levels, and attractive valuations relative to the market and the company's growth rate.

Using this framework, the Fund generated the strongest returns within the Real Estate and Technology sectors over the trailing 12 months, while Energy and Communication Services have been the most challenged.

Portfolio Holdings

As a Percentage of Total Investments

Victory Munder Mid-Cap Core Growth Fund (continued)

In Real Estate, our cell tower and datacenter positions drove performance, as these property types offer secular growth and are expected to be more resilient or even benefit from the current social distancing policies (more work-from-home, cloud adoption).

In Technology, our software-as-a-service names saw the same benefit, while our position in Advanced Micro Devices, Inc. ("AMD"), a global semiconductor company, was also a top performing stock. With regards to AMD, the company continues to close the technological/market share/financial margin gap to peers Intel Corporation and Nvidia Corporation.

With regards to Energy, the pandemic induced a massive negative demand shock for the underlying commodities, which collapsed both commodity and equity prices within the sector. In Communication Services, our position in Live Nation Entertainment, Inc., the largest live entertainment firm in the world whose operations include artist management, show promotion, venue operation, and primary/secondary ticket sales, drove performance. While social distancing policies are currently disrupting business, we believe this is temporary in nature and expect a rebound in 2021 as consumers continue to prioritize experiences within their spending budgets.

Victory Munder Mid-Cap Core Growth Fund (continued)

Average Annual Total Return

Year Ended June 30, 2020

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	6/30/00		7/14/00		7/29/04	6/1/12	6/24/98
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell Midcap® Index[1]	Russell Midcap® Growth Index[2]
One Year	–3.04%	–8.61%	–3.82%	–4.13%	–3.28%	–2.60%	–2.76%	–2.24%	11.91%
Three Year	4.22%	2.19%	3.47%	3.47%	3.94%	4.66%	4.51%	5.79%	14.76%
Five Year	4.08%	2.85%	3.35%	3.35%	3.80%	4.53%	4.36%	6.76%	11.60%
Ten Year	10.57%	9.92%	9.78%	9.78%	10.28%	N/A	10.86%	12.35%	15.09%
Since Inception	7.69%	7.37%	6.62%	6.62%	8.01%	10.26%	9.47%	N/A	N/A
Expense Ratios
Gross	1.29%		1.95%		1.70%	0.88%	1.03%
With Applicable Waivers	1.29%		1.95%		1.58%	0.88%	1.03%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses for Class A and Class R shares through October 31, 2020.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Munder Mid-Cap Core Growth Fund — Growth of $10,000

1The Russell Midcap® Index is an unmanaged index measuring the performance of medium capitalization domestically traded common stocks. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

2The Russell Midcap® Growth Index is an unmanaged index made up of medium and medium/small companies in the Russell 1000® Index chosen for their growth orientation. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Munder Small Cap Growth Fund

What were the market conditions during the reporting period?

It's been a volatile trailing 12 months for equities, with the Russell 3000® Index reaching new all-time highs in late February 2020 on the back of a U.S./China trade deal before abruptly rolling over as the health and economic implications of the novel coronavirus ("COVID-19") pandemic began to crystalize. The magnitude and swiftness of the selloff was astonishing, with markets down approximately 35% peak-to-trough in roughly a month, with many stocks and industries hit much harder.

However, the market rally that began in mid-March and continued through quarter end was equally impressive. Unprecedented economic challenges were met by unprecedented fiscal and monetary stimulus. This both increased optimism around an economic recovery, and infused the market with much needed liquidity, driving a rebound that was nearly as large as the decline.

All in, the Russell 3000® Index still managed a 6.53% total return over the entire one-year period, though this was entirely driven by large-cap growth stocks. Large-cap names possess the necessary flexibility, brand awareness, scale, and balance sheet strength to both endure and invest through theses turbulent times, suggesting improved competitive positioning both during and after the pandemic.

Growth stocks, on the other hand, rely more on product adoption and market share gains than overall economic growth, and fundamentals have proven more resilient. In addition, powerful secular drivers that underpin many of these names, are expected to accelerate post-COVID (e.g., cloud computing and collaboration software and services). Finally, we believe lower interest rates benefit growth stocks disproportionately by reducing the discount rate applied to future profits, as these stocks inherently derive a larger portion of their intrinsic or net present value from future/expected earnings.

How did Victory Munder Small Cap Growth Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital appreciation. The Fund returned 13.64% (Class A Shares at net asset value) for the fiscal year ended June 30, 2020, outperforming the Russell 2000® Growth Index, which returned 3.48% during the period.

What strategies did you employ during the reporting period?

The Fund looks to invest in small-cap stocks that have superior growth prospects, strong profitability, sustainable competitive advantages, and reasonable valuations.

Using this framework, the Fund has generated the strongest returns within the Technology and Health Care sectors over the trailing 12 months, while Energy has been the most challenged.

Portfolio Holdings

As a Percentage of Total Investments

Victory Munder Small Cap Growth Fund (continued)

In Technology, our software-as-a-service holdings drove performance, as they are expected to be more resilient or even benefit during the pandemic. DocuSign, Inc., the largest and most recognized eSignature company in the world, was our top performer, up nearly 197% for our holding period. Digital signatures offer material advantages over traditional physical processes, including faster turnaround, workflow efficiency, increased security, and reduced costs. Despite accelerating adoption during the pandemic, we exited our position after the stock's remarkable run as we found more compelling opportunities.

In Health Care, our biotech names led performance with strength centered on those companies targeting vaccines/treatments for COVID-19. Our two top performers, Novavax, Inc. and Dynavax Technologies Corporation, have both become plays on a COVID-19 vaccine. The outcome of clinical trials remains uncertain, but the revenue opportunity is material and the data generated to-date is encouraging. Furthermore, we believe durability of sales could surprise to the upside if herd immunity becomes unfeasible, as some pundits are suggesting.

With regards to Energy, the pandemic induced a massive negative demand shock for the underlying commodities, which collapsed both commodity and equity prices within the sector.

Victory Munder Small Cap Growth Fund (continued)

Average Annual Total Return

Year Ended June 30, 2020

	Class A		Class I	Class Y
INCEPTION DATE	4/30/15		4/30/15	4/30/15
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 2000® Growth Index[1]
One Year	13.64%	7.08%	13.85%	13.74%	3.48%
Three Year	15.98%	13.71%	16.25%	15.99%	7.86%
Five Year	10.67%	9.36%	10.94%	10.73%	6.86%
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	11.29%	10.02%	11.57%	11.37%	N/A
Expense Ratios
Gross	2.31%		1.17%	1.45%
With Applicable Waivers	1.40%		1.15%	1.25%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses for each class of shares through October 31, 2020.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Munder Small Cap Growth Fund — Growth of $10,000

1The Russell 2000® Growth Index is an unmanaged index that measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Trivalent Emerging Markets Small-Cap Fund

What were the market conditions during the reporting period?

Global markets sold off in the last year as trade uncertainty and the novel coronavirus ("COVID-19") pandemic left investors uncertain about future global growth and the potential impact on emerging market small cap equities. For the full year, the MSCI Emerging Markets Small Cap Index (the "Index") declined, ending the reporting period at -8.82%. Not surprisingly, there was a wide dispersion among country returns. Despite the overall negative return by the Index, several countries posted positive returns. Taiwan was the top-performing country within the Index. Taiwan's GDP growth has been resilient and more Taiwanese companies are investing in the domestic market to insulate themselves from trade uncertainty. Turkish small-cap equities returned 13.2% after the Central Bank slashed the key interest rate by 4.25% in August. Thinly traded securities in Saudi Arabia increased as structural reforms and government-led spending programs improved the outlook for small-cap equities. China was a relative outperformer. The first wave of countries impacted by COVID-19 are already seeing a strong recovery in outlook with business surveys signaling growth in China. Argentina had the worst-performing securities in the Index, ignited by a surprisingly poor performance by the country's center-right President Macri in the August 2019 primary election. Chilean securities declined as protests over inequality cost the country an estimated $3 billion in damages and lost earnings to its citizens. India was a relative underperformer as economic growth remains below expectations in the country, particularly in the Manufacturing sector.

Information Technology (+24.7%) and Health Care (+20.8%) sectors were strong, and the only sectors to post positive returns. Information Technology got a boost from solid export results for Taiwanese technology companies. Health Care performance was driven by a continued flow of money into the innovative biotechnology industry and equipment and service providers that are seeing a surge in virus-related sales. At the other end of the spectrum, Financials declined 29.7% and was the worst-performing sector.

How did Victory Trivalent Emerging Markets Small-Cap Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital growth. The Fund returned 0.48% (Class A Shares at net asset value) for the fiscal year ended June 30, 2020, outperforming the Index, which returned -8.82% for the period.

What strategies did you employ during the reporting period?

The Fund outperformed in all three geographic regions and 10 of the 11 economic sectors. Our exposure to higher quality, more profitable companies was supportive, offsetting an extended challenging environment for value. Stock selection was particularly strong in Health Care, Information Technology, and Consumer Discretionary. The Korean biotechnology company Seegene, Inc. was the top contributor, up over 300% as its COVID-19 test kit received emergency approval from Korean authorities, and the test kits are now being shipped to

Portfolio Holdings

As a Percentage of Total Investments

Victory Trivalent Emerging Markets Small-Cap Fund (continued)

governments and medical facilities across the world. Also within Health Care, Malaysian latex glove manufacturer Supermax rose 252.4% as global demand for latex and nitrile gloves surged and average selling prices increased. Another strong performer in Health Care was Taidoc Technology, which returned 77.9%. The Taiwanese medical equipment manufacturer experienced a significant uptick in export volumes for their forehead/ear thermometers. Performance in Information Technology got a boost from two names. NHN KCP, up 139.6%, as the Korean payments processor is expected to be a beneficiary of more on-line transaction activity. Parade Technologies, a Taiwanese provider of high-speed interfacing chips, increased 99.7% as end market opportunities expand to include data centers. Performance in Consumer Discretionary got a boost from Chinese e-bike battery manufacturer Tianneng Power, which increased 120.9%. Orders for bikes and e-bikes have seen strong growth, especially in China as biking has become a more favored mode of transportation during the pandemic.

The Fund trailed the Index in the Real Estate sector. Resilient REIT, a company in South Africa, declined 42.3% due to the rapidly deteriorating outlook for its retail focused tenants. Many discretionary retail stores in South Africa have temporarily closed in an effort to fight the spread of COVID-19. Another real estate developer, Vista Land & Lifescapes, fell 44.8% as sales slowed due to COVID-19 stay-at-home orders across the Philippines.

Victory Trivalent Emerging Markets Small-Cap Fund (continued)

Average Annual Total Return

Year Ended June 30, 2020

	Class A		Class Y
INCEPTION DATE	7/2/13		7/2/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	MSCI Emerging Markets Small Cap Index[1]	S&P Emerging Plus SmallCap Index[2]
One Year	0.48%	–5.31%	0.70%	–8.82%	–5.51%
Three Year	2.24%	0.25%	2.47%	–2.95%	–1.05%
Five Year	3.10%	1.89%	3.35%	–1.38%	–0.05%
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	4.40%	3.52%	4.65%	N/A	N/A
Expense Ratios
Gross	2.74%		2.24%
With Applicable Waivers	1.75%		1.50%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses for each class of shares through October 31, 2020.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Trivalent Emerging Markets Small-Cap Fund — Growth of $10,000

1The MSCI Emerging Markets SmallCap Index is designed to measure equity market performance of 26 emerging markets and targets approximately 14% of each market's free-float adjusted market capitalization. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the Fund may not match those in the index and performance of the Fund will differ. Direct investment in an index is not possible.

2The S&P Emerging Plus SmallCap Index consists of the bottom 15% (based on market capitalization) of companies from each country represented in the S&P Emerging BMI plus Korea. The S&P Emerging BMI includes companies domiciled in 20 emerging markets countries with float-adjusted market capitalizations of at least US$100 million and annual trading liquidity of at least US$50 million. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Trivalent International Fund-Core Equity

What were the market conditions during the reporting period?

International equities declined over the one-year period as the unexpected outbreak of the novel coronavirus ("COVID-19") grew into a global pandemic. The outbreak intensified during the first quarter of 2020 and volatility spiked as the economic impact from mitigation measures began to materialize. For the trailing year ended June 30, 2020, the MSCI ACWI ex USA Index (the "Index") was dragged down by a 23.36% decline in the first quarter of 2020, ending the reporting period at -4.80%. There was wide dispersion among country returns in the Index, with emerging markets modestly outperforming their developed peers. The United Kingdom was among the worst hit by COVID-19. As a result, the U.K. economy contracted more than anticipated during the first quarter due to a sharp fall in consumer spending. Brazil was a weak market, stocks were down as the Brazilian real depreciated 30% relative to the U.S. dollar largely due to concerns of the virus's impact on the country's economy. Within AsiaPacific, Hong Kong underperformed the broader index, down after China approved plans to impose controversial national security laws in the region. The new laws raise concern over Hong Kong's semi-autonomous status and its future importance as an international business center. On the upside, stocks in Taiwan were up, driven by strength in the Information Technology sector. China advanced as the first wave of countries impacted by COVID-19 are already seeing a strong recovery in outlook with business surveys signaling growth in China. Sweden advanced, given the country imposed less-stringent COVID-19 containment measures than its neighbors and avoided a dramatic economic contraction.

Sector returns in the Index were mixed as Energy stocks were hit the hardest, down 31.1%. The price of Brent Crude plummeted 38.2% on demand shocks from the near-shutdown of many economies to contain COVID-19. Financials declined 19.9% as low rates continue to squeeze net interest margins for the banking industry. Although often considered defensive, Real Estate stocks fell 18.5% on concerns of tenant payments given widespread work-from-home mandates. On the other end of the spectrum, Information Technology and Health Care were the top performers, returning 21.2% and 20.4%, respectively.

How did the Victory Trivalent International Fund—Core Equity (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital growth. The Fund returned -4.86% (Class A Shares at net asset value) for the fiscal year ended June 30, 2020, slightly underperforming the Index, which returned -4.80% for the period.

What strategies did you employ during the reporting period?

Overall security selection was positive as excess returns were generated in four of six regions and eight of the 11 sectors. Notable outperformance was generated in the Consumer Staples, Financials, and Information Technology sectors. Chinese super and hypermarket store operator Sun Art Retail increased 29.2% as food retailers have been safe havens in the

Portfolio Holdings

As a Percentage of Total Investments

Victory Trivalent International Fund-Core Equity (continued)

current environment. Sun Art also benefited from its e-commerce platform in China. A position in BNP Paribas ("BNP") boosted performance in Financials. The French bank advanced 38.3% following better-than-expected results in corporate investment banking. BNP, along with most European banks, has delayed paying dividends to ensure capital ratios remain strong and the ability to lend is uninterrupted in the current environment. Within Information Technology, Logitech International S.A. was a relative outperformer with a 64.7% return. The Swiss company's broad product suite includes gear for computing, video conferencing, and gaming, to enhance both work and play while at home.

On the downside, the Fund's security selection was weakest in the Industrials and Materials sectors. Aircraft lessor Aercap Holdings fell 70.9% as the sudden implementation of travel bans and uncertainty over resumption of normal activities of airline customers adds to concerns over client payments and asset values. PT Wijaya Karya Tbk was another top detractor. The Indonesian construction firm fell 49.7% on concerns activity and new ordering will be impaired if the pandemic leads to a prolonged shutdown. Canadian bulk and base metals player, Teck Resources Limited, declined 56.4% as several of its commodities came under pressure on the back of the global economic slowdown and trade concerns. Metallurgical or "coking" coal prices dropped materially during the period and had the biggest impact on the company's performance.

Victory Trivalent International Fund-Core Equity (continued)

Average Annual Total Return

Year Ended June 30, 2020

	Class A		Class C		Class I	Class R6	Class Y
INCEPTION DATE	8/16/07		8/16/07		8/16/07	3/3/15	8/16/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI ACWI ex USA Index[1]
One Year	–4.86%	–10.33%	–5.48%	–6.42%	–4.50%	–4.34%	–4.60%	–4.80%
Three Year	0.31%	–1.65%	–0.42%	–0.42%	0.70%	0.76%	0.55%	1.13%
Five Year	1.46%	0.26%	0.71%	0.71%	1.88%	1.94%	1.72%	2.26%
Ten Year	5.76%	5.12%	4.96%	4.96%	6.26%	N/A	6.01%	4.97%
Since Inception	0.15%	–0.31%	–0.62%	–0.62%	0.62%	2.07%	0.39%	N/A
Expense Ratios
Gross	1.97%		5.23%		1.77%	1.46%	1.41%
With Applicable Waivers	0.96%		1.71%		0.61%	0.56%	0.71%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses for each class of shares through October 31, 2020.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Trivalent International Fund-Core Equity — Growth of $10,000

1The MSCI ACWI ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 44 country indices comprising 22 developed and 26 emerging market county indices. The index is unmanaged and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Trivalent International Small-Cap Fund

What were the market conditions during the reporting period?

International small-cap equities declined over the one-year period as the unexpected outbreak of the novel coronavirus ("COVID-19") grew into a global pandemic. The outbreak intensified during the first quarter of 2020 and volatility spiked as the economic impact from mitigation measures began to materialize. For the trailing year ended June 30, 2020, the S&P Developed Ex-U.S. SmallCap Index (the "Index") fell, dragged down by a 28.75% decline in the first quarter of 2020, ending the period at -4.14%. There was wide dispersion among country returns in the Index. The United Kingdom was among the worst hit by COVID-19. As a result, the U.K. economy contracted more than anticipated during the first quarter due to a sharp fall in consumer spending. Within AsiaPacific, Hong Kong underperformed the broader Index, after China approved plans to impose controversial national security laws in the region. The new laws raise concern over Hong Kong's semi-autonomous status and its future importance as an international business center. On the upside, Sweden advanced given the country imposed less-stringent coronavirus containment measures than its neighbors and avoided a dramatic economic contraction, while Denmark was largely driven by strength in the Health Care sector.

Sector returns in the Index were mixed as Energy stocks were hit the hardest, down 40.2%. The price of Brent Crude plummeted 38.2% on demand shocks from the near-shutdown of many economies to contain COVID-19. Financials declined 13.1%, as low rates continue to squeeze net interest margins for the banking industry. Although often considered defensive, Real Estate stocks fell 9.1% on concerns of tenant payments given widespread work-from-home mandates. On the other end of the spectrum, Information Technology stocks were the top performers, returning 16.0%. The more defensive Utilities sector was also strong, up 12.4%.

How did the Victory Trivalent International Small-Cap Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide long-term capital growth. The Fund returned 0.15% (Class A Shares at net asset value) for the fiscal year ended June 30, 2020, outperforming the Index, which returned -4.14% for the period.

What strategies did you employ during the reporting period?

Overall security selection was positive and accounted for most of the Fund's outperformance. Excess returns were generated in all five geographic regions and seven of the 11 economic sectors. Stylistically, growth stocks outperformed value stocks by a wide margin. Notable outperformance was generated in the Information Technology, Communication Services, and Health Care sectors. A sizable position in Lasertec Corporation boosted performance in the Information Technology sector. The Japanese provider of semiconductor equipment increased 374.8% during the period on sustained strong order momentum of its photomask inspection systems required for EUV lithography. Within Communication Services, Swedish digital game

Portfolio Holdings

As a Percentage of Total Investments

Victory Trivalent International Small-Cap Fund (continued)

developer Stillfront Group AB increased 197.9% as its various game categories have exceeded expectations and player retention rates remain strong. Health Care holding Seegene, Inc. was the top contributor to the Fund during the period. The Korean biotechnology company jumped over 300% as its COVID-19 test kit received emergency approval from Korean authorities, and the test kits are now being shipped to governments and medical facilities across the world.

On the downside, security selection was weakest in the Industrials and Financials sectors. Industrials holding National Express Group, a U.K.-listed bus operator, fell 54.1% as travel restrictions and school closures will have a negative short-term impact on its bus coach and school bus operations. Within the Financials sector, Deutsche Pfandbriefbank declined 39.3% on concerns its primary funding source, mortgage securitization, will be negatively affected by factors relating to the COVID-19 pandemic.

Victory Trivalent International Small-Cap Fund (continued)

Average Annual Total Return

Year Ended June 30, 2020

	Class A		Class C		Class I	Class R6	Class Y
INCEPTION DATE	8/17/07		8/17/07		8/17/07	6/1/12	8/17/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	S&P Developed Ex-U.S. SmallCap Index[1]
One Year	0.15%	–5.58%	–0.65%	–1.63%	0.54%	0.36%	0.41%	–4.14%
Three Year	2.02%	0.01%	1.25%	1.25%	2.44%	2.29%	2.29%	–0.05%
Five Year	3.55%	2.33%	2.76%	2.76%	3.96%	3.81%	3.81%	3.03%
Ten Year	10.04%	9.39%	9.23%	9.23%	10.52%	N/A	10.33%	7.22%
Since Inception	3.40%	2.93%	2.62%	2.62%	3.86%	10.52%	3.65%	N/A
Expense Ratios
Gross	1.61%		2.44%		1.18%	1.10%	1.20%
With Applicable Waivers	1.37%		2.12%		0.97%	1.10%	1.12%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented May 1, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses for each class of shares through October 31, 2020.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory Trivalent International Small-Cap Fund — Growth of $10,000

1The S&P Developed Ex-U.S. SmallCap Index consists of the stocks representing the lowest 15% of float-adjusted market capitalization in each country other than the United States represented in the S&P Developed Broad Market Index (BMI). The S&P Developed BMI includes all listed shares of companies from 26 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading value of at least US$50 million. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory INCORE Total Return Bond Fund

What were the market conditions during the reporting period?

After experiencing one of the most dramatic selloffs in market history during the first quarter of 2020, global equity and debt markets recovered nearly all their lost value in the second quarter. Markets recovered despite the U.S. economy experiencing its highest unemployment rate since 1940, corporate defaults approaching levels last seen during the Great Recession of 2007-2009, and residual concerns about a second wave of COVID-19 related closures slowing the economic recovery. However, accommodative monetary and fiscal policy are providing nearly $7 trillion in stimulus to the economy and markets, reminding investors that the "Fed put" is alive and well.

Economists' attention has been focused on understanding the long-term consequences of hitting the "pause button" on economic activity. What we know thus far is the economy likely hit bottom in April and it appears we are entering the third month of a promising recovery. While jobs and manufacturing activity are recovering robustly, you cannot crash the economic car without doing some structural damage; structural damage that may not be fully understood for quarters ahead. In the meantime, markets are myopically focused on recovery numbers that thus far are rebounding faster than expectation.

Specifically, unemployment spiked from an all-time low in February of 3.5% to an 80-year high of 14.7% in April. The April high was far greater than the peak 10% unemployment rate reached during the Great Recession of 2007-2009 and represents the highest level seen since 1940, a year prior to the United States entering World War II. The dramatic jump in the U.S. unemployment rate over a short two-month period clearly illustrates the devastating impact this pandemic had on economic activity. However, markets are forward-expectation pricing mechanisms, and what the market is clearly concerned about today is not last month's unemployment numbers, but the pace of this economic recovery. Since the April bottom, employment has strongly rebounded back to an 11.1% unemployment level. While still exceeding the 2009 10% peak, the job recovery numbers for May and June were the highest ever recorded.

While the initial rebound in economic activity has outpaced expectations, most forecasters believe the U.S. economy will take 18-24 months to recover to pre-COVID production levels. Despite this prolonged recovery schedule, markets have recovered most of their lost value and are nearing pre-COVID price levels. Many long-time market strategists view this market as overvalued versus fundamentals; and while we believe they may be correct, the impact of a massive $7 trillion in combined fiscal and monetary stimulus should not be discounted. The U.S. Federal Reserve (the "Fed"), for the first time in its history, is now buying both investment-grade and high-yield corporate bonds and exchange-traded funds. This overwhelming amount of stimulus has driven 10-year treasury yields to all-time lows, disincentivizing investments in U.S. Treasuries, creating a "TINA" (There is No Alternative) environment for risk assets.

Portfolio Holdings

As a Percentage of Total Investments

Victory INCORE Total Return Bond Fund (continued)

As the old market adage goes, "the market climbs the wall of worry." However, with all the monetary and fiscal stimulus currently being directed at financial markets, a more appropriate modification to this saying would be, it's easy to climb the wall of worry when you have a ladder and safety net provided by the Fed.

How did Victory INCORE Total Return Bond Fund (the "Fund") perform during the reporting period?

The Fund seeks to provide a high level of current income together with capital appreciation. The Fund returned 7.57% (Class A Shares at net asset value), underperforming its benchmark, Bloomberg Barclays U.S. Aggregate Bond Index (the "Index"), which returned 8.74% for the fiscal year ended June 30, 2020.

The Fund came into 2020 overweight in agency mortgages and a relatively light corporate credit exposure with only a modest overweight to zero-to-three-year BBB corporates. During the late part of the first quarter of 2020, during the worst of the market rout, we moved to a large overweight position in corporate credit across the curve. The Fund greatly benefitted from this positioning during the second quarter of 2020, outpacing the Index by 1.10% net of fees based on A Share performance.

What strategies did you employ during the reporting period?

INCORE believes with short- and intermediate-term U.S. Treasuries yielding less than 1%, investors have no other reasonable alternative but to invest in high-quality corporate and consumer credit. We believe investors aren't receiving enough yield or duration benefit from owning U.S. Treasuries at current yield levels. As a result, we added a significant overweight to corporate credit at discounted valuations late in the first quarter and beginning part of the second quarter. We maintained this overweight at quarter end and continue to selectively add high-grade corporates across the curve as opportunities present themselves. Despite our overweight and selective adds, we believe with Fed intervention, spread levels have gotten ahead of fundamentals, and we generally are choosing to overweight quality corporate credits over more cuspy situations.

Furthermore, we believe the massive monetary and fiscal stimulus being directed at stabilizing the markets and economy will help provide a meaningful rebound in second-half economic growth. However, it's likely to be a volatile and uncertain time until a therapeutic allows for lifting the social distancing restrictions. The key attributes we strive for when positioning client portfolios for an uncertain outlook are quality, balance, and diversification. We believe we are well positioned across our portfolios for this uncertain environment with our up-in-quality overweight to corporate credit as we believe U.S. Treasuries offer little portfolio benefit when yields are below 1%.

Victory INCORE Total Return Bond Fund (continued)

Average Annual Total Return

Year Ended June 30, 2020

	Class A		Class C		Class R6	Class Y
INCEPTION DATE	12/9/92		3/25/96		3/3/15	12/1/91
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Bloomberg Barclays U.S. Aggregate Bond Index[1]
One Year	7.57%	5.45%	6.76%	5.76%	7.94%	7.92%	8.74%
Three Year	4.23%	3.55%	3.50%	3.50%	4.57%	4.54%	5.32%
Five Year	3.39%	2.97%	2.63%	2.63%	3.69%	3.67%	4.30%
Ten Year	3.72%	3.51%	2.95%	2.95%	N/A	3.99%	3.82%
Since Inception	4.84%	4.76%	3.82%	3.82%	3.23%	5.06%	N/A
Expense Ratios
Gross	1.09%		3.12%		0.57%	0.63%
With Applicable Waivers	0.85%		1.60%		0.57%	0.60%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.vcm.com.

The above expense ratios are from the Fund's prospectus dated November 1, 2019, as supplemented July 20, 2020. Additional information pertaining to the Fund's expense ratios as of June 30, 2020 can be found in the financial highlights. The Adviser has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses for each class of shares through October 31, 2020.

The maximum offering price (MOP) figures reflect a maximum sales charge of 2.00% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Victory INCORE Total Return Bond Fund — Growth of $10,000

1The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities and commercial mortgage-backed securities. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.2%)
Banks (22.9%):
Altabancorp	22,200	$499
Atlantic Capital Bancshares, Inc. (a)	43,400	528
Bridge Bancorp, Inc.	25,600	585
Civista Bancshares, Inc.	32,200	496
Equity Bancshares, Inc., Class A (a)	24,525	428
Financial Institutions, Inc.	22,000	409
First Bancorp, Inc., Class A	3,300	83
First Bank/Hamilton NJ	42,390	276
First Foundation, Inc.	33,700	551
First Internet Bancorp	24,800	412
First Mid Bancshares, Inc.	21,800	572
Franklin Financial Network, Inc.	15,000	386
FVCBankcorp, Inc. (a) (b)	26,710	287
German American Bancorp, Inc., Class A	20,000	621
HarborOne Bancorp, Inc. (a)	62,900	537
Heritage Commerce Corp.	70,900	532
Heritage Financial Corp.	16,260	325
Hometrust Bancshares, Inc.	30,200	483
Howard Bancorp, Inc. (a)	29,000	308
Independent Bank Corp.	37,800	561
Mercantile Bank Corp.	24,550	555
Origin Bancorp, Inc.	23,031	507
Peoples Bancorp, Inc.	25,400	541
QCR Holdings, Inc.	18,950	590
SB One Bancorp	17,719	349
SmartFinancial, Inc.	32,500	526
Southern National Bancorp of Virginia, Inc.	50,000	485
The First Bancshares, Inc.	24,150	543
TriCo Bancshares	4,500	137
Univest Financial Corp.	36,600	591
Washington Trust Bancorp, Inc.	16,600	544
		14,247
Capital Markets (1.8%):
Cowen, Inc., Class A (b)	41,000	664
Diamond Hill Investment Group, Inc.	3,798	432
		1,096
Communication Services (1.7%):
Entravision Communications Corp., Class A	128,350	184
The E.W. Scripps Co., Class A	53,382	467
The Marcus Corp.	32,200	427
		1,078
Consumer Discretionary (13.2%):
BJ's Restaurants, Inc.	18,700	392
Century Communities, Inc. (a)	19,166	588
Chico's FAS, Inc.	151,000	208
Chuy's Holdings, Inc. (a)	18,000	268

See notes to financial statements.

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Dave & Buster's Entertainment, Inc. (b)	20,212	$269
Genesco, Inc. (a)	17,000	368
G-III Apparel Group Ltd. (a)	11,750	156
Guess?, Inc. (b)	21,000	203
Hibbett Sports, Inc. (a)	22,700	475
M/I Homes, Inc. (a)	17,300	595
Malibu Boats, Inc., Class A (a)	12,080	628
MarineMax, Inc. (a)	24,500	549
Modine Manufacturing Co. (a)	68,000	375
Motorcar Parts of America, Inc. (a) (b)	36,000	636
OneWater Marine, Inc. (a) (b)	18,700	454
Potbelly Corp. (a) (b)	121,600	277
Shoe Carnival, Inc. (b)	19,850	581
Universal Electronics, Inc. (a)	10,400	487
Zumiez, Inc. (a)	25,700	704
		8,213
Consumer Finance (0.9%):
EZCORP, Inc., Class A (a)	90,000	567
Consumer Staples (0.2%):
Rite Aid Corp. (a) (b)	8,100	138
Energy (4.1%):
DHT Holdings, Inc. (b)	52,800	271
Earthstone Energy, Inc., Class A (a)	95,793	272
International Seaways, Inc.	15,121	247
Magnolia Oil & Gas Corp., Class A (a)	44,232	268
Matrix Service Co. (a)	37,290	363
Natural Gas Services Group, Inc. (a)	35,000	219
Newpark Resources, Inc. (a)	116,000	259
ProPetro Holding Corp. (a)	28,100	144
Solaris Oilfield Infrastructure, Inc., Class A (b)	40,300	299
Tidewater, Inc. (a)	32,662	183
		2,525
Health Care (6.0%):
Community Health Systems, Inc. (a) (b)	138,300	416
Hanger, Inc. (a)	29,750	493
Invacare Corp. (b)	87,000	554
Owens & Minor, Inc. (b)	72,300	551
RadNet, Inc. (a)	43,000	682
RTI Surgical Holdings, Inc. (a)	184,000	585
Surgery Partners, Inc. (a)	26,500	307
Varex Imaging Corp. (a)	12,850	195
		3,783
Industrials (15.5%):
CIRCOR International, Inc. (a)	19,500	497
Columbus McKinnon Corp.	20,500	686
Covenant Transport Group, Inc., Class A (a)	37,000	534
CRA International, Inc.	11,900	470
Ducommun, Inc. (a)	8,415	293

See notes to financial statements.

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
DXP Enterprise, Inc. (a)	22,239	$443
Eagle Bulk Shipping, Inc. (a) (b)	196,880	431
Echo Global Logistics, Inc. (a)	31,750	686
Foundation Building Materials, Inc. (a)	29,500	460
Great Lakes Dredge & Dock Corp. (a)	59,700	553
Hawaiian Holdings, Inc.	17,200	241
Heidrick & Struggles International, Inc.	17,300	374
Heritage-Crystal Clean, Inc. (a)	21,921	383
Kelly Services, Inc., Class A	34,300	543
Maxar Technologies, Inc. (b)	30,800	554
MYR Group, Inc. (a)	13,500	431
NN, Inc. (b)	83,500	396
Park-Ohio Holdings Corp. (b)	16,120	267
SP Plus Corp. (a)	23,531	487
Team, Inc. (a)	51,600	287
The Shyft Group, Inc.	27,500	463
VSE Corp.	5,600	176
		9,655
Information Technology (11.9%):
ADTRAN, Inc.	28,000	306
Axcelis Technologies, Inc. (a)	16,096	448
Bel Fuse, Inc., Class B	30,764	330
Benchmark Electronics, Inc.	8,400	181
Cohu, Inc.	37,700	655
Conduent, Inc. (a)	74,000	177
CTS Corp.	24,600	493
Diebold Nixdorf, Inc. (a) (b)	63,718	386
Digi International, Inc. (a)	48,900	570
Harmonic, Inc. (a)	128,000	608
I3 Verticals, Inc., Class A (a)	16,800	508
Impinj, Inc. (a) (b)	15,450	424
Infinera Corp. (a) (b)	63,896	378
Mitek Systems, Inc. (a)	54,000	519
MobileIron, Inc. (a)	94,680	467
Photronics, Inc. (a)	55,200	614
Veeco Instruments, Inc. (a)	13,700	185
Vishay Precision Group, Inc. (a)	7,600	187
		7,436
Insurance (1.1%):
HCI Group, Inc. (b)	2,300	106
Heritage Insurance Holdings, Inc.	42,500	557
		663
Materials (4.2%):
Haynes International, Inc.	22,650	529
Koppers Holdings, Inc. (a)	20,900	393
Kraton Corp. (a)	17,450	302
Schnitzer Steel Industries, Inc.	34,350	606
SunCoke Energy, Inc.	106,000	314
Verso Corp., Class A	41,600	498
		2,642

See notes to financial statements.

Victory Portfolios Victory Integrity Discovery Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Mortgage Real Estate Investment Trusts (1.0%):
Dynex Capital, Inc. (b)	29,400	$421
Western Asset Mortgage Capital Corp. (b)	84,725	232
		653
Real Estate (7.3%):
Bluerock Residential Growth REIT, Inc.	51,500	416
CatchMark Timber Trust, Inc., Class A	64,000	566
Cedar Realty Trust, Inc.	160,000	158
City Office REIT, Inc.	60,000	604
Community Healthcare Trust, Inc.	8,988	368
Global Medical REIT, Inc.	42,100	477
Jernigan Capital, Inc.	32,500	445
NexPoint Residential Trust, Inc.	9,900	350
Plymouth Industrial REIT, Inc.	34,000	435
UMH Properties, Inc.	28,500	369
Urstadt Biddle Properties, Inc., Class A	30,500	362
		4,550
Thrifts & Mortgage Finance (5.4%):
Bridgewater Bancshares, Inc. (a)	49,800	510
Home Bancorp, Inc.	12,600	337
HomeStreet, Inc.	25,500	628
Meridian Bancorp, Inc.	41,800	485
PCSB Financial Corp.	42,500	539
Premier Financial Corp.	48,300	853
		3,352
Total Common Stocks (Cost $71,060)		60,598
Collateral for Securities Loaned^ (12.4%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (c)	128,369	128
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (c)	3,885,165	3,885
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (c)	892,673	893
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (c)	510,813	511
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (c)	2,296,715	2,297
Total Collateral for Securities Loaned (Cost $7,714)		7,714
Total Investments (Cost $78,774) — 109.6%		68,312
Liabilities in excess of other assets — (9.6)%		(5,995)
NET ASSETS — 100.00%		$62,317

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2020.

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.4%)
Communication Services (1.6%):
Cinemark Holdings, Inc.	49,925	$577
Nexstar Media Group, Inc., Class A	19,540	1,635
Take-Two Interactive Software, Inc. (a)	7,110	992
		3,204
Consumer Discretionary (10.1%):
Aptiv PLC	12,535	977
AutoZone, Inc. (a)	1,430	1,613
Best Buy Co., Inc.	12,628	1,102
Brunswick Corp.	30,015	1,921
D.R. Horton, Inc.	35,950	1,993
Darden Restaurants, Inc. (b)	24,031	1,821
Dick's Sporting Goods, Inc.	29,300	1,209
Hilton Worldwide Holdings, Inc.	13,710	1,007
Newell Brands, Inc.	89,651	1,424
Penske Automotive Group, Inc.	35,240	1,364
PulteGroup, Inc.	36,765	1,251
Ralph Lauren Corp.	20,145	1,461
Visteon Corp. (a)	20,775	1,423
WW International, Inc. (a)	28,775	730
Wyndham Destinations, Inc.	40,133	1,131
		20,427
Consumer Staples (3.8%):
Lamb Weston Holdings, Inc.	20,950	1,339
Performance Food Group Co. (a)	40,945	1,193
Post Holdings, Inc. (a)	14,132	1,238
The Kroger Co.	64,950	2,199
Tyson Foods, Inc., Class A	28,461	1,700
		7,669
Energy (4.2%):
Cabot Oil & Gas Corp.	60,368	1,037
Diamondback Energy, Inc.	34,260	1,433
EOG Resources, Inc.	19,469	986
Hess Corp.	28,125	1,457
National Oilwell Varco, Inc.	73,485	900
Noble Energy, Inc.	110,710	992
Pioneer Natural Resources Co.	18,490	1,807
		8,612
Financials (16.4%):
Ally Financial, Inc.	27,105	537
American Financial Group, Inc.	19,202	1,219
Arch Capital Group Ltd. (a)	36,200	1,037
Arthur J. Gallagher & Co.	26,700	2,603
Assurant, Inc.	15,725	1,624
Blackstone Mortgage Trust, Inc., Class A (b)	44,690	1,077
Capital One Financial Corp.	20,200	1,265

See notes to financial statements.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
CIT Group, Inc.	45,825	$950
Everest Re Group Ltd.	9,135	1,884
Fidelity National Financial, Inc.	47,850	1,467
Lincoln National Corp.	28,788	1,059
LPL Financial Holdings, Inc.	24,975	1,958
M&T Bank Corp.	18,375	1,910
Northern Trust Corp.	32,925	2,612
Raymond James Financial, Inc. (b)	19,665	1,354
Regions Financial Corp.	222,200	2,471
State Street Corp.	18,670	1,186
Sterling Bancorp	89,043	1,044
Voya Financial, Inc.	53,325	2,488
W.R. Berkley Corp.	36,400	2,085
Western Alliance Bancorp	38,060	1,441
		33,271
Health Care (8.3%):
Encompass Health Corp.	32,125	1,990
Hill-Rom Holdings, Inc.	14,585	1,601
Hologic, Inc. (a)	37,000	2,109
Laboratory Corp. of America Holdings (a)	18,720	3,109
McKesson Corp.	14,559	2,234
Perrigo Co. PLC	47,150	2,606
Zimmer Biomet Holdings, Inc.	26,285	3,137
		16,786
Industrials (17.9%):
Beacon Roofing Supply, Inc. (a)	69,400	1,830
Colfax Corp. (a) (b)	44,158	1,232
Cummins, Inc.	11,919	2,065
Curtiss-Wright Corp.	11,632	1,039
Delta Air Lines, Inc.	30,850	865
Fortune Brands Home & Security, Inc.	20,188	1,291
ITT, Inc.	28,927	1,699
J.B. Hunt Transport Services, Inc. (b)	9,124	1,098
Kansas City Southern	8,521	1,272
Knight-Swift Transportation Holdings, Inc. (b)	44,850	1,871
ManpowerGroup, Inc.	17,946	1,234
Old Dominion Freight Line, Inc.	12,890	2,186
Oshkosh Corp.	25,340	1,815
Owens Corning, Inc.	38,261	2,133
Parker-Hannifin Corp.	9,125	1,672
Quanta Services, Inc.	39,935	1,567
Regal Beloit Corp.	12,763	1,114
Republic Services, Inc.	27,960	2,294
Sensata Technologies Holding PLC (a)	40,059	1,491
Southwest Airlines Co.	18,082	618
Spirit AeroSystems Holdings, Inc., Class A (b)	16,721	400
Stanley Black & Decker, Inc.	16,480	2,297
Trane Technologies PLC	17,405	1,549
Westinghouse Air Brake Technologies Corp.	28,500	1,641
		36,273

See notes to financial statements.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (11.5%):
Amphenol Corp., Class A	10,443	$1,001
Arrow Electronics, Inc. (a)	25,800	1,772
Corning, Inc.	56,646	1,467
Flex Ltd. (a)	167,118	1,713
Jabil, Inc.	39,930	1,281
Juniper Networks, Inc.	61,129	1,397
Leidos Holdings, Inc.	14,594	1,367
Microchip Technology, Inc.	21,950	2,311
MKS Instruments, Inc.	13,900	1,574
NCR Corp. (a)	50,826	880
NortonLifeLock, Inc.	45,992	912
Nuance Communications, Inc. (a)	94,400	2,389
ON Semiconductor Corp. (a)	113,977	2,259
Skyworks Solutions, Inc.	12,715	1,626
Western Digital Corp.	33,790	1,492
		23,441
Materials (7.0%):
Albemarle Corp. (b)	23,350	1,804
FMC Corp.	14,810	1,475
Freeport-McMoRan, Inc.	156,466	1,811
Huntsman Corp.	89,500	1,608
Martin Marietta Materials, Inc. (b)	6,433	1,329
Reliance Steel & Aluminum Co.	13,508	1,282
Steel Dynamics, Inc.	59,215	1,545
Westlake Chemical Corp.	33,160	1,779
Westrock Co.	53,100	1,501
		14,134
Real Estate (10.6%):
Americold Realty Trust	39,500	1,434
Apartment Investment & Management Co.	60,100	2,262
Camden Property Trust	17,928	1,635
Duke Realty Corp.	62,800	2,222
Essex Property Trust, Inc.	7,808	1,789
Healthpeak Properties, Inc.	82,900	2,286
Host Hotels & Resorts, Inc.	155,630	1,679
Medical Properties Trust, Inc.	115,800	2,177
Realty Income Corp.	23,938	1,424
STORE Capital Corp.	86,750	2,066
Weyerhaeuser Co.	99,882	2,243
		21,217
Utilities (8.0%):
CenterPoint Energy, Inc.	95,700	1,787
DTE Energy Co.	23,000	2,472
Edison International	29,025	1,576
Evergy, Inc.	36,225	2,148
FirstEnergy Corp.	59,575	2,311
Pinnacle West Capital Corp.	18,870	1,383

See notes to financial statements.

Victory Portfolios Victory Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
PPL Corp.	54,535	$1,409
UGI Corp.	44,946	1,429
Vistra Corp.	34,320	639
Xcel Energy, Inc.	18,021	1,126
		16,280
Total Common Stocks (Cost $211,473)		201,314
Collateral for Securities Loaned^ (2.8%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (c)	93,786	94
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (c)	2,838,589	2,839
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (c)	652,184	652
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (c)	373,198	373
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (c)	1,677,972	1,678
Total Collateral for Securities Loaned (Cost $5,636)		5,636
Total Investments (Cost $217,109) — 102.2%		206,950
Liabilities in excess of other assets — (2.2)%		(4,477)
NET ASSETS — 100.00%		$202,473

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2020.

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.7%)
Communication Services (1.9%):
Gray Television, Inc. (a)	791,200	$11,037
Lions Gate Entertainment Corp., Class B (a)	1,127,100	7,698
TEGNA, Inc.	608,600	6,780
The Marcus Corp.	415,286	5,511
		31,026
Consumer Discretionary (12.5%):
American Eagle Outfitters, Inc. (b)	971,200	10,585
Asbury Automotive Group, Inc. (a) (b)	119,500	9,241
Bloomin' Brands, Inc. (b)	603,200	6,430
Brunswick Corp.	287,500	18,403
Century Communities, Inc. (a)	407,000	12,479
Crocs, Inc. (a)	276,600	10,184
Dana, Inc.	544,600	6,639
Dick's Sporting Goods, Inc.	142,100	5,863
Foot Locker, Inc.	151,300	4,412
G-III Apparel Group Ltd. (a) (b)	386,127	5,132
Guess?, Inc. (b)	452,900	4,380
Helen of Troy Ltd. (a) (b)	43,600	8,221
Jack in the Box, Inc. (b)	201,400	14,922
KB Home	191,500	5,875
Kontoor Brands, Inc. (b)	332,000	5,913
Marriott Vacations Worldwide Corp.	120,223	9,884
Nordstrom, Inc. (b)	299,000	4,632
Sally Beauty Holdings, Inc. (a) (b)	509,900	6,389
Shoe Carnival, Inc. (b)	190,500	5,576
The Cheesecake Factory, Inc. (b)	294,000	6,738
TRI Pointe Group, Inc. (a)	787,900	11,574
Visteon Corp. (a)	75,400	5,165
Wolverine World Wide, Inc.	425,100	10,122
WW International, Inc. (a)	250,500	6,358
		195,117
Consumer Staples (2.8%):
BJ's Wholesale Club Holdings, Inc. (a)	363,600	13,551
Performance Food Group Co. (a)	323,200	9,418
Sanderson Farms, Inc. (b)	95,600	11,079
The Simply Good Foods Co. (a)	461,300	8,571
		42,619
Energy (3.9%):
EQT Corp.	599,900	7,139
Magnolia Oil & Gas Corp., Class A (a)	1,689,200	10,237
Noble Energy, Inc.	1,227,500	10,998
Ovintiv, Inc. (b)	836,000	7,984
PDC Energy, Inc. (a)	703,000	8,745
ProPetro Holding Corp. (a)	1,385,000	7,119
World Fuel Services Corp.	315,000	8,114
		60,336
See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (24.6%):
American Equity Investment Life Holding Co.	386,800	$9,558
Ameris Bancorp	391,000	9,224
Banc of California, Inc.	614,967	6,660
BancorpSouth Bank	634,000	14,417
Banner Corp.	323,200	12,282
Blackstone Mortgage Trust, Inc., Class A (b)	470,000	11,323
Cathay General Bancorp (b)	480,000	12,624
CIT Group, Inc.	626,000	12,977
Essent Group Ltd.	132,000	4,788
First Bancorp, Inc., Class A	229,885	5,766
First Commonwealth Financial Corp.	942,500	7,804
First Financial Bancorp	345,740	4,802
First Merchants Corp.	460,300	12,690
Hancock Whitney Corp.	344,403	7,301
Heritage Financial Corp.	350,672	7,013
Independent Bank Corp.	189,900	12,740
Investors Bancorp, Inc. (b)	923,600	7,851
James River Group Holdings Ltd.	220,200	9,909
Kemper Corp. (b)	165,759	12,021
Kinsale Capital Group, Inc.	80,900	12,556
Ladder Capital Corp.	1,018,500	8,250
MGIC Investment Corp.	1,101,400	9,020
PacWest Bancorp (b)	417,200	8,223
Piper Sandler Cos.	159,473	9,434
Primerica, Inc.	66,300	7,731
Renasant Corp.	504,700	12,567
RLI Corp. (b)	154,500	12,684
Starwood Property Trust, Inc.	390,000	5,834
Sterling Bancorp	891,981	10,454
Stewart Information Services Corp.	270,400	8,791
Stifel Financial Corp.	351,000	16,648
The Hanover Insurance Group, Inc.	119,600	12,119
United Bankshares, Inc. (b)	288,100	7,969
United Community Banks, Inc.	677,300	13,627
Veritex Holdings, Inc.	741,000	13,116
Washington Federal, Inc. (b)	255,700	6,863
WesBanco, Inc.	501,000	10,175
Western Alliance Bancorp	494,000	18,707
		386,518
Health Care (3.6%):
CONMED Corp.	107,300	7,725
Magellan Health, Inc. (a)	225,700	16,471
Patterson Cos., Inc.	300,800	6,618
Select Medical Holdings Corp. (a)	819,400	12,070
Syneos Health, Inc. (a)	150,400	8,761
Tenet Healthcare Corp. (a)	220,000	3,984
		55,629

See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (19.4%):
AAR Corp.	376,400	$7,780
ACCO Brands Corp.	861,600	6,117
ACCO Brands Corp.	201,700	1,432
Aerojet Rocketdyne Holdings, Inc. (a) (b)	264,200	10,474
Altra Industrial Motion Corp.	375,400	11,960
AZZ, Inc.	386,800	13,275
Beacon Roofing Supply, Inc. (a)	585,300	15,434
Builders FirstSource, Inc. (a)	534,909	11,073
Chart Industries, Inc. (a)	211,200	10,241
CIRCOR International, Inc. (a)	174,400	4,444
Clean Harbors, Inc. (a)	196,900	11,810
Colfax Corp. (a)	335,100	9,349
Crane Co.	136,000	8,087
Ducommun, Inc. (a)	138,700	4,836
EMCOR Group, Inc.	247,800	16,390
GMS, Inc. (a)	183,000	4,500
Hub Group, Inc., Class A (a)	194,600	9,314
ITT, Inc.	161,900	9,510
Kennametal, Inc.	440,400	12,644
Korn Ferry	214,200	6,582
Meritor, Inc. (a)	763,000	15,107
Oshkosh Corp.	77,193	5,529
Pitney Bowes, Inc. (b)	1,583,000	4,116
Regal Beloit Corp.	99,300	8,671
Ryder System, Inc.	136,200	5,109
Saia, Inc. (a) (b)	136,800	15,209
SkyWest, Inc.	244,585	7,978
Spirit AeroSystems Holdings, Inc., Class A	133,000	3,184
Spirit Airlines, Inc. (a) (b)	210,200	3,742
Terex Corp.	302,500	5,678
The Timken Co.	225,000	10,235
Trinity Industries, Inc. (b)	298,673	6,359
Tutor Perini Corp. (a)	860,200	10,477
Wabash National Corp.	392,000	4,163
Werner Enterprises, Inc.	321,800	14,008
		304,817
Information Technology (10.4%):
Belden, Inc.	241,400	7,858
Cohu, Inc.	543,600	9,426
Conduent, Inc. (a)	2,045,100	4,888
CTS Corp.	374,000	7,495
Diebold Nixdorf, Inc. (a) (b)	1,435,000	8,696
Diodes, Inc. (a) (b)	237,400	12,036
FormFactor, Inc. (a)	324,300	9,512
Infinera Corp. (a) (b)	1,944,000	11,509
KBR, Inc.	584,800	13,187
Knowles Corp. (a)	761,800	11,625
MACOM Technology Solutions Holdings, Inc. (a)	280,900	9,649
Perspecta, Inc.	500,000	11,615

See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Plexus Corp. (a)	115,500	$8,150
Sanmina Corp. (a)	119,100	2,982
TTM Technologies, Inc. (a) (b)	1,086,700	12,888
Verint Systems, Inc. (a)	218,400	9,867
Viavi Solutions, Inc. (a)	810,000	10,319
		161,702
Materials (6.3%):
Alcoa Corp. (a)	937,700	10,540
Avient Corp.	530,900	13,926
Cleveland-Cliffs, Inc. (b)	1,798,600	9,928
Element Solutions, Inc. (a)	704,000	7,638
Forterra, Inc. (a) (b)	635,500	7,092
Kraton Corp. (a)	511,000	8,830
Louisiana-Pacific Corp. (b)	553,500	14,197
O-I Glass, Inc. (b)	994,800	8,933
Summit Materials, Inc., Class A (a)	601,100	9,666
Tronox Holdings PLC, Class A (b)	1,107,000	7,993
		98,743
Real Estate (9.4%):
Alexander & Baldwin, Inc.	746,000	9,094
CareTrust REIT, Inc.	539,200	9,253
City Office REIT, Inc.	714,400	7,187
DiamondRock Hospitality Co.	1,672,978	9,252
Essential Properties Realty Trust, Inc.	750,000	11,130
First Industrial Realty Trust, Inc.	245,500	9,437
Kite Realty Group Trust (b)	755,600	8,720
Lexington Realty Trust	1,401,000	14,780
Mack Cali Realty Corp.	871,200	13,321
Physicians Realty Trust	892,300	15,632
SITE Centers Corp.	1,373,200	11,123
STAG Industrial, Inc.	570,400	16,723
Summit Hotel Properties, Inc.	1,201,000	7,122
Sunstone Hotel Investors, Inc.	744,246	6,066
		148,840
Utilities (4.9%):
ALLETE, Inc.	176,400	9,633
Black Hills Corp.	205,600	11,649
New Jersey Resources Corp. (b)	264,000	8,620
NorthWestern Corp. (b)	190,000	10,359
ONE Gas, Inc.	90,700	6,988
PNM Resources, Inc. (b)	378,000	14,531
Portland General Electric Co.	135,000	5,644
Spire, Inc.	139,100	9,140
		76,564
Total Common Stocks (Cost $1,590,857)		1,561,911

See notes to financial statements.

Victory Portfolios Victory Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Collateral for Securities Loaned^ (6.2%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (c)	1,618,181	$1,618
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (c)	48,975,358	48,975
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (c)	11,252,796	11,253
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (c)	6,439,172	6,439
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (c)	28,951,774	28,952
Total Collateral for Securities Loaned (Cost $97,237)		97,237
Total Investments (Cost $1,688,094) — 105.9%		1,659,148
Liabilities in excess of other assets — (5.9)%		(91,846)
NET ASSETS — 100.00%		$1,567,302

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2020.

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.2%)
Communication Services (1.6%):
Cinemark Holdings, Inc.	31,742	$367
Lions Gate Entertainment Corp., Class B (a)	86,096	588
Nexstar Media Group, Inc., Class A	11,498	962
		1,917
Consumer Discretionary (12.0%):
American Eagle Outfitters, Inc.	66,273	721
Asbury Automotive Group, Inc. (a)	5,958	461
Brunswick Corp.	22,701	1,453
Crocs, Inc. (a)	16,579	610
Darden Restaurants, Inc.	11,124	843
Dick's Sporting Goods, Inc.	9,955	411
Foot Locker, Inc.	10,458	305
G-III Apparel Group Ltd. (a)	22,914	305
Jack in the Box, Inc.	11,750	871
KB Home	10,325	317
Kontoor Brands, Inc.	23,270	414
Lear Corp.	5,077	553
Newell Brands, Inc. (b)	57,981	921
Nordstrom, Inc. (b)	12,191	189
PulteGroup, Inc.	32,533	1,107
Ralph Lauren Corp.	11,904	863
Sally Beauty Holdings, Inc. (a) (b)	32,535	408
TRI Pointe Group, Inc. (a)	46,509	683
Visteon Corp. (a) (b)	6,248	428
Wolverine World Wide, Inc.	28,628	682
WW International, Inc. (a)	17,373	441
Wyndham Destinations, Inc.	29,252	824
		13,810
Consumer Staples (3.6%):
BJ's Wholesale Club Holdings, Inc. (a)	18,686	696
Grocery Outlet Holding Corp. (a)	20,778	848
Lamb Weston Holdings, Inc.	16,672	1,066
Performance Food Group Co. (a)	23,293	679
Post Holdings, Inc. (a)	11,002	964
		4,253
Energy (3.1%):
Diamondback Energy, Inc.	16,036	671
EQT Corp.	43,261	515
National Oilwell Varco, Inc.	42,145	516
Noble Energy, Inc.	37,989	340
Parsley Energy, Inc., Class A	74,854	800
WPX Energy, Inc. (a)	120,131	766
		3,608

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (21.1%):
AGNC Investment Corp.	106,459	$1,373
Ally Financial, Inc.	15,439	306
American Financial Group, Inc.	10,661	677
Arch Capital Group Ltd. (a)	17,144	491
Assurant, Inc. (b)	10,564	1,091
Blackstone Mortgage Trust, Inc., Class A (b)	27,522	663
CIT Group, Inc.	46,631	967
Discover Financial Services	16,597	831
East West Bancorp, Inc.	30,972	1,122
Everest Re Group Ltd.	3,537	729
First American Financial Corp.	18,850	905
Hancock Whitney Corp.	26,795	568
Independent Bank Corp.	10,228	686
Investors Bancorp, Inc.	51,928	441
Kemper Corp.	15,318	1,111
Kinsale Capital Group, Inc.	4,531	703
Lincoln National Corp.	7,607	280
LPL Financial Holdings, Inc.	15,557	1,219
MGIC Investment Corp.	72,856	597
PacWest Bancorp	29,723	586
People's United Financial, Inc.	80,125	927
Primerica, Inc.	8,643	1,008
Sterling Bancorp	74,908	878
Stifel Financial Corp.	19,159	909
The Hanover Insurance Group, Inc.	9,412	954
Umpqua Holdings Corp.	94,019	1,000
Voya Financial, Inc.	32,556	1,519
WesBanco, Inc.	34,799	707
Western Alliance Bancorp	34,765	1,317
		24,565
Health Care (5.7%):
Encompass Health Corp.	16,674	1,033
Hill-Rom Holdings, Inc.	8,745	960
Hologic, Inc. (a)	19,836	1,131
Magellan Health, Inc. (a)	14,085	1,028
Perrigo Co. PLC	19,835	1,096
Select Medical Holdings Corp. (a)	48,629	716
STERIS PLC	4,509	692
		6,656
Industrials (19.4%):
Aerojet Rocketdyne Holdings, Inc. (a) (b)	11,003	436
Alaska Air Group, Inc.	9,660	350
Altra Industrial Motion Corp.	23,814	759
Beacon Roofing Supply, Inc. (a)	41,386	1,091
Builders FirstSource, Inc. (a)	37,195	770
Chart Industries, Inc. (a)	15,295	742
CIRCOR International, Inc. (a)	13,089	334
Clean Harbors, Inc. (a)	14,416	865
Colfax Corp. (a)	23,616	659
Crane Co.	10,201	607
Curtiss-Wright Corp.	8,031	717

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
EMCOR Group, Inc.	16,522	$1,093
Fortune Brands Home & Security, Inc.	11,900	761
ITT, Inc.	17,642	1,035
Knight-Swift Transportation Holdings, Inc. (b)	34,645	1,444
Korn Ferry	16,120	495
ManpowerGroup, Inc.	8,505	585
Meritor, Inc. (a)	50,839	1,006
Oshkosh Corp.	13,750	985
Pitney Bowes, Inc.	133,565	347
Quanta Services, Inc.	16,905	663
Regal Beloit Corp.	7,384	645
Ryder System, Inc.	7,958	299
Saia, Inc. (a)	8,469	942
Sensata Technologies Holding PLC (a)	24,747	921
SkyWest, Inc.	18,644	608
Spirit AeroSystems Holdings, Inc., Class A	9,755	234
Terex Corp.	16,443	309
The Timken Co.	20,678	941
Trinity Industries, Inc. (b)	21,520	458
Tutor Perini Corp. (a)	54,252	661
Westinghouse Air Brake Technologies Corp.	14,944	860
		22,622
Information Technology (10.7%):
Arrow Electronics, Inc. (a)	15,576	1,069
Belden, Inc.	22,268	725
Conduent, Inc. (a)	149,652	358
Diodes, Inc. (a)	13,988	709
Flex Ltd. (a)	98,348	1,008
Infinera Corp. (a)	67,842	402
Jabil, Inc.	18,348	589
MACOM Technology Solutions Holdings, Inc. (a)	21,623	743
MKS Instruments, Inc.	8,363	947
NCR Corp. (a)	28,264	490
Nuance Communications, Inc. (a)	54,990	1,392
ON Semiconductor Corp. (a)	80,730	1,600
Perspecta, Inc.	24,853	577
Verint Systems, Inc. (a)	19,323	873
Viavi Solutions, Inc. (a)	66,526	847
		12,329
Materials (6.7%):
Albemarle Corp. (b)	8,865	684
Alcoa Corp. (a)	69,570	782
Graphic Packaging Holding Co.	58,172	814
Huntsman Corp.	52,333	940
Louisiana-Pacific Corp.	36,590	939
O-I Glass, Inc.	70,100	629
Reliance Steel & Aluminum Co.	4,228	401
Steel Dynamics, Inc.	36,751	959
Summit Materials, Inc., Class A (a)	41,645	670
Westlake Chemical Corp.	18,872	1,013
		7,831

See notes to financial statements.

Victory Portfolios Victory Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Real Estate (11.7%):
Americold Realty Trust	26,766	$972
Apartment Investment & Management Co.	36,587	1,377
Camden Property Trust	12,372	1,129
DiamondRock Hospitality Co.	125,344	693
Duke Realty Corp.	24,395	863
EPR Properties	7,598	252
First Industrial Realty Trust, Inc.	24,407	938
Gaming and Leisure Properties, Inc.	17,823	617
Highwoods Properties, Inc.	41,111	1,535
Mack Cali Realty Corp.	49,000	749
Medical Properties Trust, Inc.	81,115	1,525
SITE Centers Corp.	112,648	912
STORE Capital Corp. (b)	55,389	1,319
VICI Properties, Inc.	28,368	573
		13,454
Utilities (3.6%):
ALLETE, Inc.	11,707	639
Black Hills Corp.	10,635	603
Pinnacle West Capital Corp.	11,899	872
PNM Resources, Inc.	20,501	788
UGI Corp.	27,798	884
Vistra Corp.	18,339	341
		4,127
Total Common Stocks (Cost $121,528)		115,172
Exchange-Traded Funds (0.3%)
iShares Russell 2000 Value Index Fund (b)	3,791	369
Total Exchange-Traded Funds (Cost $483)		369
Collateral for Securities Loaned^ (2.6%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (c)	50,400	50
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (c)	1,528,544	1,529
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (c)	351,205	351
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (c)	200,970	201
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (c)	903,598	904
Total Collateral for Securities Loaned (Cost $3,035)		3,035
Total Investments (Cost $125,046) — 102.1%		118,576
Liabilities in excess of other assets — (2.1)%		(2,479)
NET ASSETS — 100.00%		$116,097

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2020.

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Munder Multi-Cap Fund	Schedule of Portfolio Investments June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.1%)
Communication Services (10.8%):
Alphabet, Inc., Class A (a)	10,193	$14,453
Charter Communications, Inc., Class A (a)	6,500	3,316
Comcast Corp., Class A	54,550	2,126
Facebook, Inc., Class A (a)	34,600	7,857
Netflix, Inc. (a)	5,100	2,321
Nexstar Media Group, Inc., Class A	26,600	2,226
T-Mobile U.S., Inc. (a)	48,800	5,083
		37,382
Communications Equipment (1.7%):
Cisco Systems, Inc.	57,900	2,700
Lumentum Holdings, Inc. (a)	39,200	3,193
		5,893
Consumer Discretionary (13.6%):
Amazon.com, Inc. (a)	6,810	18,788
Boyd Gaming Corp.	187,000	3,908
D.R. Horton, Inc.	38,100	2,113
Dollar General Corp.	30,120	5,738
LGI Homes, Inc. (a)	30,400	2,676
Marriott Vacations Worldwide Corp.	17,200	1,414
Meritage Homes Corp. (a)	36,100	2,747
Skechers USA, Inc., Class A (a)	89,500	2,809
Target Corp.	20,500	2,459
TopBuild Corp. (a)	19,800	2,253
Tractor Supply Co.	18,300	2,412
		47,317
Consumer Staples (6.7%):
Kimberly-Clark Corp.	30,800	4,354
PepsiCo, Inc.	37,400	4,947
Philip Morris International, Inc.	46,200	3,237
The Kroger Co.	129,900	4,397
The Procter & Gamble Co.	29,600	3,539
Walmart, Inc.	23,200	2,779
		23,253
Electronic Equipment, Instruments & Components (0.6%):
CDW Corp.	18,800	2,184
Energy (1.7%):
Chevron Corp.	19,510	1,741
Phillips 66	28,575	2,054
Valero Energy Corp.	34,100	2,006
		5,801
Financials (8.2%):
Ameriprise Financial, Inc.	32,300	4,846
Citigroup, Inc.	62,800	3,210
Essent Group Ltd.	83,255	3,020

See notes to financial statements.

Victory Portfolios Victory Munder Multi-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Flagstar Bancorp, Inc.	109,000	$3,207
JPMorgan Chase & Co.	33,600	3,160
NMI Holdings, Inc., Class A (a)	199,300	3,205
Primerica, Inc.	44,100	5,142
Western Alliance Bancorp (b)	66,600	2,522
		28,312
Health Care (16.7%):
AbbVie, Inc.	79,750	7,829
Amgen, Inc.	13,400	3,161
Bristol-Myers Squibb Co.	95,800	5,633
Charles River Laboratories International, Inc. (a)	30,200	5,266
Cigna Corp.	23,800	4,466
ICON PLC (a)	26,500	4,464
Medtronic PLC	15,500	1,421
Merck & Co., Inc.	73,500	5,683
Pfizer, Inc.	97,600	3,192
Regeneron Pharmaceuticals, Inc. (a)	6,000	3,742
Stryker Corp.	10,900	1,964
Syneos Health, Inc. (a)	53,000	3,087
UnitedHealth Group, Inc.	27,225	8,030
		57,938
Industrials (7.1%):
Federal Signal Corp.	113,600	3,377
Kansas City Southern	22,800	3,404
L3Harris Technologies, Inc.	21,400	3,631
Lockheed Martin Corp.	15,900	5,802
Old Dominion Freight Line, Inc.	12,800	2,171
UFP Industries, Inc.	76,800	3,802
XPO Logistics, Inc. (a)	32,900	2,542
		24,729
IT Services (6.7%):
Akamai Technologies, Inc. (a)	21,000	2,249
Booz Allen Hamilton Holding Corp.	50,900	3,960
EPAM Systems, Inc. (a)	17,400	4,384
Fiserv, Inc. (a)	45,000	4,392
Leidos Holdings, Inc.	35,400	3,316
Mastercard, Inc., Class A	7,000	2,070
Visa, Inc., Class A (b)	14,400	2,782
		23,153
Materials (1.9%):
Berry Global Group, Inc. (a)	79,600	3,528
Silgan Holdings, Inc.	99,500	3,223
		6,751
Real Estate (1.4%):
American Tower Corp.	12,300	3,180
CBRE Group, Inc., Class A (a)	38,800	1,755
		4,935

See notes to financial statements.

Victory Portfolios Victory Munder Multi-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Semiconductors & Semiconductor Equipment (4.9%):
Advanced Micro Devices, Inc. (a)	38,600	$2,031
Broadcom, Inc.	22,100	6,975
NVIDIA Corp.	21,500	8,168
		17,174
Software (10.4%):
Adobe, Inc. (a)	12,800	5,572
Microsoft Corp.	108,460	22,072
Oracle Corp.	45,400	2,509
Salesforce.com, Inc. (a)	20,500	3,840
ServiceNow, Inc. (a)	6,100	2,471
		36,464
Technology Hardware, Storage & Peripherals (5.7%):
Apple, Inc.	54,120	19,743
Total Common Stocks (Cost $268,833)		341,029
Rights (0.0%) (c)
Communication Services (0.0%): (c)
T-Mobile U.S., Inc. (a)	48,800	8
Total Rights (Cost $—)		8
Exchange-Traded Funds (1.5%)
iShares Russell 3000 ETF	28,200	5,078
Total Exchange-Traded Funds (Cost $3,918)		5,078
Collateral for Securities Loaned^ (0.8%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (d)	48,263	48
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (d)	1,460,711	1,461
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (d)	335,619	336
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (d)	192,051	192
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (d)	863,499	863
Total Collateral for Securities Loaned (Cost $2,900)		2,900
Total Investments (Cost $275,651) — 100.4%		349,015
Liabilities in excess of other assets — (0.4)%		(1,346)
NET ASSETS — 100.00%		$347,669

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Amount represents less than 0.05% of net assets.

(d)  Rate disclosed is the daily yield on June 30, 2020.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.2%)
Communication Services (10.6%):
Activision Blizzard, Inc.	6,362	$483
Alphabet, Inc., Class A (a)	2,477	3,513
Alphabet, Inc., Class C (a)	2,415	3,414
AT&T, Inc.	58,831	1,778
CenturyLink, Inc. (b)	8,156	82
Charter Communications, Inc., Class A (a)	1,244	634
Comcast Corp., Class A	37,608	1,467
Discovery, Inc., Class A (a) (b)	1,321	28
Discovery, Inc., Class C (a)	2,612	50
DISH Network Corp., Class A (a)	2,123	73
Electronic Arts, Inc. (a)	2,384	315
Facebook, Inc., Class A (a)	19,854	4,508
Fox Corp., Class A	2,829	76
Fox Corp., Class B	1,315	35
Live Nation Entertainment, Inc. (a)	1,173	52
Netflix, Inc. (a)	3,631	1,652
News Corp., Class A	3,211	38
News Corp., Class B	1,005	12
Omnicom Group, Inc.	1,769	97
Take-Two Interactive Software, Inc. (a)	941	131
The Interpublic Group of Cos., Inc.	3,217	55
The Walt Disney Co.	14,914	1,663
T-Mobile U.S., Inc. (a)	4,705	490
Twitter, Inc. (a)	6,479	193
Verizon Communications, Inc.	34,167	1,884
ViacomCBS, Inc., Class B (b)	4,464	104
		22,827
Communications Equipment (1.0%):
Arista Networks, Inc. (a)	444	93
Cisco Systems, Inc.	35,017	1,633
F5 Networks, Inc. (a)	503	70
Juniper Networks, Inc.	2,736	63
Motorola Solutions, Inc.	1,404	197
		2,056
Consumer Discretionary (10.6%):
Advance Auto Parts, Inc.	571	81
Amazon.com, Inc. (a)	3,459	9,543
Aptiv PLC	2,105	164
AutoZone, Inc. (a)	193	218
Best Buy Co., Inc.	1,877	164
Booking Holdings, Inc. (a)	338	538
BorgWarner, Inc.	1,712	60
CarMax, Inc. (a) (b)	1,344	120
Carnival Corp. (b)	3,912	64
Chipotle Mexican Grill, Inc. (a)	212	223
D.R. Horton, Inc.	2,732	151

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Darden Restaurants, Inc.	1,072	$81
Dollar General Corp.	2,078	396
Dollar Tree, Inc. (a)	1,959	182
Domino's Pizza, Inc.	323	119
eBay, Inc.	5,454	286
Expedia Group, Inc.	1,118	92
Ford Motor Co.	32,253	196
Garmin Ltd.	1,199	117
General Motors Co., Class C	10,398	263
Genuine Parts Co.	1,191	103
H&R Block, Inc.	1,589	23
Hanesbrands, Inc.	2,874	32
Hasbro, Inc.	1,052	79
Hilton Worldwide Holdings, Inc.	2,289	168
Kohl's Corp. (c)	1,302	27
L Brands, Inc.	1,927	29
Las Vegas Sands Corp. (c)	2,775	126
Leggett & Platt, Inc.	1,092	38
Lennar Corp., Class A	2,268	140
LKQ Corp. (a)	2,510	66
Lowe's Cos., Inc.	6,234	842
Marriott International, Inc., Class A	2,222	190
McDonald's Corp.	6,140	1,134
MGM Resorts International (b)	4,072	68
Mohawk Industries, Inc. (a)	491	50
Newell Brands, Inc.	3,152	50
Nike, Inc., Class B	10,239	1,005
Norwegian Cruise Line Holdings Ltd. (a)	2,117	35
NVR, Inc. (a)	29	95
O'Reilly Automotive, Inc. (a)	613	258
PulteGroup, Inc.	2,081	71
PVH Corp.	586	28
Ralph Lauren Corp.	394	29
Ross Stores, Inc.	2,934	250
Royal Caribbean Cruises Ltd.	1,418	71
Starbucks Corp.	9,645	710
Tapestry, Inc.	2,280	30
Target Corp. (c)	4,129	495
The Gap, Inc.	1,758	22
The Home Depot, Inc.	8,881	2,225
The TJX Cos., Inc.	9,891	500
Tiffany & Co.	902	110
Tractor Supply Co.	955	126
Ulta Beauty, Inc. (a)	465	95
Under Armour, Inc., Class A (a)	1,556	15
Under Armour, Inc., Class C (a) (b)	1,623	14
VF Corp.	2,633	160
Whirlpool Corp. (b)	513	66
Wynn Resorts Ltd.	802	60
Yum! Brands, Inc.	2,485	216
		22,909

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Staples (7.0%):
Altria Group, Inc.	15,345	$602
Archer-Daniels-Midland Co.	4,587	183
Brown-Forman Corp., Class B	1,506	96
Campbell Soup Co.	1,397	69
Church & Dwight Co., Inc.	2,030	157
Colgate-Palmolive Co.	7,072	518
Conagra Brands, Inc.	4,022	141
Constellation Brands, Inc., Class A	1,387	243
Costco Wholesale Corp.	3,646	1,106
Coty, Inc., Class A (c)	2,457	11
General Mills, Inc.	5,005	309
Hormel Foods Corp. (b)	2,314	112
Kellogg Co.	2,065	136
Kimberly-Clark Corp.	2,812	397
Lamb Weston Holdings, Inc.	1,206	77
McCormick & Co., Inc.	1,021	183
Molson Coors Beverage Co., Class B	1,553	53
Mondelez International, Inc., Class A	11,787	603
Monster Beverage Corp. (a)	3,087	214
PepsiCo, Inc.	11,457	1,515
Philip Morris International, Inc.	12,857	901
Sysco Corp.	4,191	229
The Clorox Co.	1,033	227
The Coca-Cola Co.	31,916	1,426
The Estee Lauder Cos., Inc., Class A	1,856	350
The Hershey Co.	1,217	158
The J.M. Smucker Co.	942	100
The Kraft Heinz Co.	5,145	164
The Kroger Co.	6,492	220
The Procter & Gamble Co.	20,441	2,444
Tyson Foods, Inc., Class A	2,430	145
Walgreens Boots Alliance, Inc.	6,084	258
Walmart, Inc.	11,692	1,400
		14,747
Electronic Equipment, Instruments & Components (0.5%):
Amphenol Corp., Class A	2,443	233
CDW Corp.	1,175	137
Corning, Inc.	6,267	162
FLIR Systems, Inc.	1,080	44
IPG Photonics Corp. (a)	293	47
Keysight Technologies, Inc. (a)	1,544	156
TE Connectivity Ltd.	2,724	222
Zebra Technologies Corp. (a)	438	112
		1,113
Energy (2.8%):
Apache Corp.	3,116	42
Baker Hughes Co.	5,409	83
Cabot Oil & Gas Corp.	3,291	57

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Chevron Corp.	15,416	$1,376
Concho Resources, Inc.	1,624	84
ConocoPhillips	8,855	372
Devon Energy Corp.	3,160	36
Diamondback Energy, Inc.	1,303	54
EOG Resources, Inc.	4,806	243
Exxon Mobil Corp.	34,912	1,560
Halliburton Co.	7,244	95
Hess Corp. (b)	2,156	112
HollyFrontier Corp.	1,230	36
Kinder Morgan, Inc.	16,059	244
Marathon Oil Corp.	6,526	40
Marathon Petroleum Corp.	5,369	201
National Oilwell Varco, Inc.	3,206	39
Noble Energy, Inc.	3,961	35
Occidental Petroleum Corp.	7,431	136
ONEOK, Inc.	3,632	121
Phillips 66	3,606	259
Pioneer Natural Resources Co.	1,361	133
Schlumberger Ltd.	11,459	211
TechnipFMC PLC	3,473	24
The Williams Cos., Inc.	10,017	191
Valero Energy Corp.	3,366	198
		5,982
Financials (10.0%):
Aflac, Inc.	5,924	213
American Express Co.	5,450	519
American International Group, Inc.	7,112	222
Ameriprise Financial, Inc.	1,010	152
Aon PLC, Class A	1,908	368
Arthur J. Gallagher & Co.	1,566	153
Assurant, Inc.	493	51
Bank of America Corp.	64,471	1,531
Berkshire Hathaway, Inc., Class B (a)	16,052	2,865
BlackRock, Inc., Class A	1,274	693
Capital One Financial Corp.	3,759	235
Cboe Global Markets, Inc.	906	85
Chubb Ltd.	3,727	472
Cincinnati Financial Corp. (b)	1,246	80
Citigroup, Inc.	17,189	878
Citizens Financial Group, Inc.	3,523	89
CME Group, Inc.	2,961	481
Comerica, Inc.	1,148	44
Discover Financial Services	2,529	127
E*TRADE Financial Corp.	1,825	91
Everest Re Group Ltd.	330	68
Fifth Third Bancorp	5,878	113
First Republic Bank	1,416	150
Franklin Resources, Inc. (b)	2,290	48
Globe Life, Inc.	809	60

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Huntington Bancshares, Inc.	8,374	$76
Intercontinental Exchange, Inc.	4,518	414
Invesco Ltd.	3,107	33
JPMorgan Chase & Co.	25,159	2,365
KeyCorp	8,054	98
Lincoln National Corp. (b)	1,595	59
Loews Corp.	1,998	69
M&T Bank Corp.	1,059	110
MarketAxess Holdings, Inc.	313	157
Marsh & McLennan Cos., Inc.	4,213	451
MetLife, Inc.	6,370	233
Moody's Corp.	1,331	366
Morgan Stanley	9,887	478
MSCI, Inc.	702	234
Nasdaq, Inc.	948	113
Northern Trust Corp. (b)	1,718	136
People's United Financial, Inc.	3,506	41
Principal Financial Group, Inc. (b)	2,103	87
Prudential Financial, Inc.	3,262	199
Raymond James Financial, Inc.	1,007	69
Regions Financial Corp.	7,902	88
S&P Global, Inc.	1,989	655
State Street Corp.	2,906	185
SVB Financial Group (a)	425	92
Synchrony Financial	4,434	98
T. Rowe Price Group, Inc.	1,879	232
The Allstate Corp.	2,594	252
The Bank of New York Mellon Corp.	6,653	257
The Charles Schwab Corp.	9,461	319
The Goldman Sachs Group, Inc.	2,556	505
The Hartford Financial Services Group, Inc.	2,957	114
The PNC Financial Services Group, Inc.	3,503	369
The Progressive Corp.	4,833	386
The Travelers Cos., Inc.	2,088	238
Truist Financial Corp.	11,126	418
U.S. Bancorp	11,318	417
Unum Group	1,680	28
W.R. Berkley Corp.	1,166	67
Wells Fargo & Co.	30,807	789
Willis Towers Watson PLC	1,063	209
Zions Bancorp NA	1,353	46
		21,340
Health Care (14.7%):
Abbott Laboratories	14,605	1,335
AbbVie, Inc.	14,552	1,428
ABIOMED, Inc. (a)	371	90
Agilent Technologies, Inc.	2,550	225
Alexion Pharmaceuticals, Inc. (a)	1,823	205
Align Technology, Inc. (a)	592	162
AmerisourceBergen Corp.	1,226	124

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Amgen, Inc.	4,857	$1,145
Anthem, Inc.	2,082	548
Baxter International, Inc.	4,201	362
Becton Dickinson & Co.	2,435	583
Biogen, Inc. (a)	1,347	360
Bio-Rad Laboratories, Inc., Class A (a)	176	79
Boston Scientific Corp. (a)	11,796	414
Bristol-Myers Squibb Co.	18,683	1,099
Cardinal Health, Inc.	2,411	126
Centene Corp. (a)	4,782	304
Cerner Corp.	2,513	172
Cigna Corp.	3,047	572
CVS Health Corp.	10,793	700
Danaher Corp. (b)	5,196	919
DaVita, Inc. (a)	704	56
DENTSPLY SIRONA, Inc.	1,809	80
DexCom, Inc. (a)	762	309
Edwards Lifesciences Corp. (a)	5,117	354
Eli Lilly & Co.	6,954	1,142
Gilead Sciences, Inc. (c)	10,354	797
HCA Healthcare, Inc.	2,174	211
Henry Schein, Inc. (a)	1,179	69
Hologic, Inc. (a)	2,132	122
Humana, Inc.	1,092	423
IDEXX Laboratories, Inc. (a)	701	231
Illumina, Inc. (a)	1,214	450
Incyte Corp. (a)	1,490	155
Intuitive Surgical, Inc. (a)	963	549
IQVIA Holdings, Inc. (a)	1,466	208
Johnson & Johnson (c)	21,754	3,058
Laboratory Corp. of America Holdings (a)	803	133
McKesson Corp.	1,336	205
Medtronic PLC	11,073	1,015
Merck & Co., Inc.	20,841	1,612
Mettler-Toledo International, Inc. (a)	197	159
Mylan NV (a)	4,268	69
PerkinElmer, Inc.	920	90
Perrigo Co. PLC	1,126	62
Pfizer, Inc.	45,866	1,500
Quest Diagnostics, Inc.	1,104	126
Regeneron Pharmaceuticals, Inc. (a)	833	520
ResMed, Inc.	1,195	229
STERIS PLC	701	108
Stryker Corp.	2,662	480
Teleflex, Inc.	383	139
The Cooper Cos., Inc.	406	115
Thermo Fisher Scientific, Inc.	3,261	1,182
UnitedHealth Group, Inc.	7,831	2,309
Universal Health Services, Inc., Class B	641	60
Varian Medical Systems, Inc. (a)	750	92

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Vertex Pharmaceuticals, Inc. (a)	2,141	$622
Waters Corp. (a)	511	92
West Pharmaceutical Services, Inc.	608	138
Zimmer Biomet Holdings, Inc.	1,708	204
Zoetis, Inc.	3,922	537
		30,964
Industrials (7.9%):
3M Co.	4,749	741
Alaska Air Group, Inc.	1,012	37
Allegion PLC	761	78
American Airlines Group, Inc. (b)	4,103	54
AMETEK, Inc.	1,894	169
AO Smith Corp.	1,115	53
C.H. Robinson Worldwide, Inc.	1,111	88
Carrier Global Corp.	6,723	149
Caterpillar, Inc.	4,469	565
Cintas Corp.	696	185
Copart, Inc. (a)	1,706	142
CSX Corp.	6,320	441
Cummins, Inc.	1,218	211
Deere & Co.	2,583	406
Delta Air Lines, Inc.	4,687	131
Dover Corp.	1,189	115
Eaton Corp. PLC	3,303	289
Emerson Electric Co.	4,933	306
Equifax, Inc.	1,002	172
Expeditors International of Washington, Inc.	1,374	104
Fastenal Co.	4,730	203
FedEx Corp.	1,985	278
Flowserve Corp.	1,074	31
Fortive Corp.	2,448	166
Fortune Brands Home & Security, Inc.	1,154	74
General Dynamics Corp.	1,919	287
General Electric Co.	72,224	493
Honeywell International, Inc.	5,795	838
Howmet Aerospace, Inc.	3,169	50
Huntington Ingalls Industries, Inc.	334	58
IDEX Corp.	623	98
IHS Markit Ltd.	3,294	249
Illinois Tool Works, Inc.	2,374	415
Ingersoll Rand, Inc. (a) (c)	2,855	80
J.B. Hunt Transport Services, Inc.	697	84
Jacobs Engineering Group, Inc.	1,074	91
Johnson Controls International PLC	6,142	209
Kansas City Southern	785	117
L3Harris Technologies, Inc.	1,782	302
Lockheed Martin Corp.	2,038	744
Masco Corp.	2,178	109
Nielsen Holdings PLC (b)	2,943	44
Norfolk Southern Corp.	2,115	371
See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Northrop Grumman Corp.	1,280	$394
Old Dominion Freight Line, Inc.	779	132
Otis Worldwide Corp.	3,361	191
PACCAR, Inc.	2,855	214
Parker-Hannifin Corp.	1,060	194
Pentair PLC	1,368	52
Quanta Services, Inc.	1,137	45
Raytheon Technologies Corp.	12,144	748
Republic Services, Inc. (c)	1,735	142
Robert Half International, Inc.	946	50
Rockwell Automation, Inc.	956	204
Rollins, Inc.	1,164	49
Roper Technologies, Inc.	862	335
Snap-on, Inc. (b)	449	62
Southwest Airlines Co.	4,428	151
Stanley Black & Decker, Inc.	1,273	177
Teledyne Technologies, Inc. (a)	302	94
Textron, Inc.	1,880	62
The Boeing Co.	4,427	812
Trane Technologies PLC	1,975	176
TransDigm Group, Inc.	415	183
Union Pacific Corp.	5,603	948
United Airlines Holdings, Inc. (a)	2,086	72
United Parcel Service, Inc., Class B	5,814	647
United Rentals, Inc. (a)	595	89
Verisk Analytics, Inc.	1,340	228
W.W. Grainger, Inc.	358	112
Waste Management, Inc.	3,206	341
Westinghouse Air Brake Technologies Corp.	1,493	86
Xylem, Inc.	1,486	97
		16,914
IT Services (5.6%):
Accenture PLC, Class A	5,260	1,129
Akamai Technologies, Inc. (a)	1,340	144
Automatic Data Processing, Inc.	3,549	528
Broadridge Financial Solutions, Inc.	948	120
Cognizant Technology Solutions Corp., Class A	4,464	254
DXC Technology Co.	2,095	35
Fidelity National Information Services, Inc.	5,101	684
Fiserv, Inc. (a)	4,643	453
FleetCor Technologies, Inc. (a)	692	174
Gartner, Inc. (a)	736	89
Global Payments, Inc.	2,470	419
International Business Machines Corp.	7,331	885
Jack Henry & Associates, Inc.	633	116
Leidos Holdings, Inc.	1,102	103
Mastercard, Inc., Class A	7,298	2,158
Paychex, Inc.	2,636	200
PayPal Holdings, Inc. (a)	9,695	1,689
The Western Union Co. (b)	3,393	73

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
VeriSign, Inc. (a)	840	$174
Visa, Inc., Class A	13,930	2,691
		12,118
Materials (2.6%):
Air Products & Chemicals, Inc.	1,824	441
Albemarle Corp. (b)	878	68
Amcor PLC (b)	13,000	133
Avery Dennison Corp.	688	78
Ball Corp.	2,692	188
Celanese Corp.	976	84
CF Industries Holdings, Inc.	1,765	50
Corteva, Inc.	6,179	166
Dow, Inc.	6,116	249
DuPont de Nemours, Inc.	6,059	322
Eastman Chemical Co.	1,122	78
Ecolab, Inc.	2,042	406
FMC Corp.	1,069	106
Freeport-McMoRan, Inc.	11,989	139
International Flavors & Fragrances, Inc. (b)	882	108
International Paper Co.	3,245	114
Linde PLC	4,336	919
LyondellBasell Industries NV, Class A	2,122	139
Martin Marietta Materials, Inc.	514	106
Newmont Corp.	6,627	409
Nucor Corp.	2,486	103
Packaging Corp. of America	783	78
PPG Industries, Inc.	1,948	207
Sealed Air Corp.	1,285	42
The Mosaic Co.	2,879	36
The Sherwin-Williams Co.	667	385
Vulcan Materials Co. (b)	1,094	127
Westrock Co.	2,141	61
		5,342
Real Estate (2.9%):
Alexandria Real Estate Equities, Inc.	1,042	169
American Tower Corp.	3,660	946
Apartment Investment & Management Co.	1,229	46
AvalonBay Communities, Inc.	1,162	180
Boston Properties, Inc.	1,193	108
CBRE Group, Inc., Class A (a)	2,767	125
Crown Castle International Corp.	3,441	576
Digital Realty Trust, Inc.	2,215	315
Duke Realty Corp.	3,042	108
Equinix, Inc.	731	513
Equity Residential	2,888	170
Essex Property Trust, Inc.	540	124
Extra Space Storage, Inc.	1,066	98
Federal Realty Investment Trust (b)	581	50
Healthpeak Properties, Inc.	4,444	122

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Host Hotels & Resorts, Inc.	5,821	$63
Iron Mountain, Inc. (b)	2,377	62
Kimco Realty Corp.	3,571	46
Mid-America Apartment Communities, Inc.	944	108
Prologis, Inc.	6,098	569
Public Storage	1,241	238
Realty Income Corp.	2,836	169
Regency Centers Corp.	1,401	64
SBA Communications Corp.	922	275
Simon Property Group, Inc.	2,525	173
SL Green Realty Corp.	632	31
UDR, Inc.	2,435	91
Ventas, Inc.	3,080	113
Vornado Realty Trust	1,310	50
Welltower, Inc.	3,447	178
Weyerhaeuser Co.	6,161	138
		6,018
Semiconductors & Semiconductor Equipment (4.8%):
Advanced Micro Devices, Inc. (a)	9,670	509
Analog Devices, Inc.	3,042	373
Applied Materials, Inc.	7,567	457
Broadcom, Inc.	3,301	1,042
Intel Corp.	34,960	2,092
KLA Corp.	1,280	249
Lam Research Corp.	1,199	388
Maxim Integrated Products, Inc.	2,202	133
Microchip Technology, Inc. (b)	2,026	213
Micron Technology, Inc. (a)	9,183	473
NVIDIA Corp.	5,079	1,930
Qorvo, Inc. (a)	947	105
QUALCOMM, Inc.	9,289	847
Skyworks Solutions, Inc.	1,378	176
Texas Instruments, Inc.	7,578	962
Xilinx, Inc.	2,008	198
		10,147
Software (9.2%):
Adobe, Inc. (a)	3,978	1,732
ANSYS, Inc. (a)	709	207
Autodesk, Inc. (a)	1,810	433
Cadence Design Systems, Inc. (a)	2,305	221
Citrix Systems, Inc.	958	142
Fortinet, Inc. (a)	1,108	152
Intuit, Inc.	2,153	638
Microsoft Corp. (c)	62,616	12,742
NortonLifeLock, Inc.	4,475	89
Oracle Corp.	17,186	950
Paycom Software, Inc. (a)	398	123
Salesforce.com, Inc. (a)	7,439	1,394
ServiceNow, Inc. (a) (c)	1,575	638

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Synopsys, Inc. (a)	1,245	$243
Tyler Technologies, Inc. (a)	328	114
		19,818
Technology Hardware, Storage & Peripherals (5.9%):
Apple, Inc.	33,641	12,273
Hewlett Packard Enterprise Co.	10,608	103
HP, Inc.	11,807	206
NetApp, Inc.	1,826	81
Seagate Technology PLC	1,865	90
Western Digital Corp.	2,475	109
Xerox Holdings Corp.	1,512	23
		12,885
Utilities (3.1%):
Alliant Energy Corp.	2,060	99
Ameren Corp.	2,039	143
American Electric Power Co., Inc. (c)	4,092	326
American Water Works Co., Inc.	1,495	192
Atmos Energy Corp.	1,010	101
CenterPoint Energy, Inc.	4,497	84
CMS Energy Corp.	2,363	138
Consolidated Edison, Inc. (c)	2,759	198
Dominion Energy, Inc. (b)	6,929	563
DTE Energy Co.	1,590	171
Duke Energy Corp. (b) (c)	6,068	485
Edison International (b)	3,120	169
Entergy Corp.	1,653	155
Evergy, Inc. (c)	1,872	111
Eversource Energy (c)	2,778	231
Exelon Corp.	8,046	292
FirstEnergy Corp.	4,473	173
NextEra Energy, Inc. (c)	4,041	971
NiSource, Inc.	3,161	72
NRG Energy, Inc.	2,015	66
Pinnacle West Capital Corp.	929	68
PPL Corp.	6,348	164
Public Service Enterprise Group, Inc.	4,175	205
Sempra Energy	2,415	284
The AES Corp.	5,490	79
The Southern Co. (c)	8,719	452
WEC Energy Group, Inc. (c)	2,605	228
Xcel Energy, Inc. (c)	4,335	271
		6,491
Total Common Stocks (Cost $49,319)		211,671

See notes to financial statements.

Victory Portfolios Victory S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Rights (0.0%) (d)
Communication Services (0.0%): (d)
T-Mobile U.S., Inc. (a)	3,163	$1
Total Rights (Cost $—)		1
Collateral for Securities Loaned^ (1.0%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (e)	36,500	37
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (e)	1,103,413	1,103
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (e)	253,525	254
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (e)	145,074	145
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (e)	652,282	652
Total Collateral for Securities Loaned (Cost $2,191)		2,191
Total Investments (Cost $51,510) — 100.2%		213,863
Liabilities in excess of other assets — (0.2)%		(351)
NET ASSETS — 100.00%		$213,512

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  All or a portion of this security has been segregated as collateral for derivative instruments.

(d)  Amount represents less than 0.05% of net assets.

(e)  Rate disclosed is the daily yield on June 30, 2020.

PLC — Public Limited Company

Futures Contracts Purchased
(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
E-Mini S&P 500 Future	12	9/18/20	$1,856,233	$1,854,120	$(2,113)
	Total unrealized appreciation				$—
	Total unrealized depreciation				(2,113)
	Total net unrealized appreciation (depreciation)				$(2,113)

See notes to financial statements.

Victory Portfolios Victory Munder Mid-Cap Core Growth Fund	Schedule of Portfolio Investments June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.3%)
Communication Services (0.9%):
Live Nation Entertainment, Inc. (a) (b)	117,944	$5,228
Consumer Discretionary (15.5%):
AutoZone, Inc. (a)	9,700	10,943
Chipotle Mexican Grill, Inc. (a)	7,700	8,103
Choice Hotels International, Inc.	53,400	4,213
D.R. Horton, Inc.	136,300	7,558
Dollar General Corp.	64,700	12,326
Five Below, Inc. (a) (b)	36,200	3,870
Lululemon Athletica, Inc. (a)	18,100	5,647
Marriott Vacations Worldwide Corp.	71,221	5,855
NVR, Inc. (a)	2,600	8,473
Penn National Gaming, Inc. (a) (b)	136,300	4,163
Ross Stores, Inc.	52,336	4,461
Thor Industries, Inc. (b)	103,300	11,005
YETI Holdings, Inc. (a)	100,700	4,303
		90,920
Consumer Staples (2.1%):
McCormick & Co., Inc.	45,700	8,199
The Clorox Co.	18,100	3,971
		12,170
Energy (0.7%):
Cheniere Energy, Inc. (a)	85,465	4,130
Financials (7.3%):
Ally Financial, Inc.	277,300	5,499
Brown & Brown, Inc. (b)	217,100	8,849
MarketAxess Holdings, Inc.	9,100	4,558
MSCI, Inc.	31,900	10,649
Radian Group, Inc.	494,677	7,672
Synchrony Financial	254,400	5,637
		42,864
Health Care (15.8%):
Agilent Technologies, Inc.	89,693	7,926
Baxter International, Inc.	114,099	9,824
DexCom, Inc. (a)	9,500	3,851
Edwards Lifesciences Corp. (a)	128,100	8,853
Incyte Corp. (a)	89,300	9,285
Insulet Corp. (a)	36,000	6,993
IQVIA Holdings, Inc. (a)	57,200	8,116
Teladoc Health, Inc. (a) (b)	16,800	3,206
Teleflex, Inc.	23,300	8,481
Veeva Systems, Inc., Class A (a)	55,800	13,081
Zoetis, Inc.	92,730	12,708
		92,324

See notes to financial statements.

Victory Portfolios Victory Munder Mid-Cap Core Growth Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (14.2%):
AerCap Holdings NV (a)	144,300	$4,444
AMETEK, Inc.	118,418	10,583
Chart Industries, Inc. (a)	71,700	3,477
Clean Harbors, Inc. (a)	91,000	5,458
Copa Holdings SA	88,000	4,449
HEICO Corp. (b)	46,400	4,624
Jacobs Engineering Group, Inc. (b)	29,200	2,476
Kratos Defense & Security Solutions, Inc. (a) (b)	252,600	3,948
L3Harris Technologies, Inc.	47,701	8,093
Old Dominion Freight Line, Inc.	67,650	11,473
Owens Corning, Inc.	136,700	7,622
Trane Technologies PLC	104,800	9,325
WESCO International, Inc. (a)	183,600	6,446
		82,418
Information Technology (23.4%):
Advanced Micro Devices, Inc. (a)	311,900	16,409
Alteryx, Inc., Class A (a) (b)	28,700	4,715
Amphenol Corp., Class A	84,010	8,049
Atlassian Corp. PLC (a)	17,400	3,137
CDW Corp.	69,359	8,058
Crowdstrike Holdings, Inc., Class A (a)	43,100	4,322
EPAM Systems, Inc. (a) (b)	46,700	11,768
Fidelity National Information Services, Inc.	34,044	4,565
Fiserv, Inc. (a)	106,500	10,397
Global Payments, Inc.	58,500	9,923
GoDaddy, Inc., Class A (a)	115,794	8,491
Microchip Technology, Inc. (b)	64,787	6,823
Mimecast Ltd. (a)	69,000	2,875
Proofpoint, Inc. (a)	32,900	3,656
ServiceNow, Inc. (a)	16,300	6,602
SS&C Technologies Holdings, Inc.	160,879	9,086
SYNNEX Corp. (b)	40,200	4,815
Synopsys, Inc. (a)	49,200	9,595
Workday, Inc., Class A (a)	19,200	3,597
		136,883
Materials (3.9%):
Ball Corp.	113,759	7,905
CF Industries Holdings, Inc.	185,213	5,212
FMC Corp.	66,532	6,628
The Scotts Miracle-Gro Co.	21,500	2,891
		22,636

See notes to financial statements.

Victory Portfolios Victory Munder Mid-Cap Core Growth Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Real Estate (9.1%):
CBRE Group, Inc., Class A (a)	85,090	$3,848
CyrusOne, Inc. (b)	123,600	8,992
Digital Realty Trust, Inc. (b)	80,346	11,418
Realty Income Corp.	78,800	4,689
SBA Communications Corp.	56,203	16,744
Sun Communities, Inc.	56,916	7,722
		53,413
Utilities (4.4%):
Atmos Energy Corp.	61,700	6,145
Black Hills Corp.	65,700	3,723
Pinnacle West Capital Corp.	53,600	3,928
Sempra Energy	54,039	6,335
Southwest Gas Holdings, Inc.	79,500	5,489
		25,620
Total Common Stocks (Cost $422,046)		568,606
Exchange-Traded Funds (2.7%)
SPDR S&P MidCap 400 ETF	47,950	15,559
Total Exchange-Traded Funds (Cost $15,855)		15,559
Collateral for Securities Loaned^ (5.9%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (c)	575,241	575
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (c)	17,410,054	17,410
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (c)	4,000,211	4,000
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (c)	2,289,036	2,289
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (c)	10,291,950	10,292
Total Collateral for Securities Loaned (Cost $34,566)		34,566
Total Investments (Cost $472,467) — 105.9%		618,731
Liabilities in excess of other assets — (5.9)%		(34,368)
NET ASSETS — 100.00%		$584,363

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rate disclosed is the daily yield on June 30, 2020.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (99.4%)
Biotechnology (21.6%):
ADC Therapeutics SA (a) (b)	1,091	$51
Akero Therapeutics, Inc. (a)	1,608	40
Akouos, Inc. (a)	663	15
Aprea Therapeutics, Inc. (a)	867	34
Arrowhead Pharmaceuticals, Inc. (a)	1,813	78
Athenex, Inc. (a)	1,662	23
Athersys, Inc. (a) (b)	9,964	28
Aurinia Pharmaceuticals, Inc. (a)	6,904	113
Avidity Biosciences, Inc. (a) (b)	1,843	52
Avrobio, Inc. (a)	2,901	51
Beam Therapeutics, Inc. (a) (b)	2,430	68
Bicycle Therapeutics PLC, ADR (a) (b)	5,276	82
BioCryst Pharmaceuticals, Inc. (a)	11,342	54
BioMarin Pharmaceutical, Inc. (a)	283	35
Black Diamond Therapeutics, Inc. (a)	437	18
Cabaletta Bio, Inc. (a)	2,967	33
Cara Therapeutics, Inc. (a) (b)	1,428	24
Castle Biosciences, Inc. (a)	2,000	75
Cellectis SA, ADR (a)	660	12
Cortexyme, Inc. (a)	409	19
CRISPR Therapeutics AG (a)	410	30
Deciphera Pharmaceuticals, Inc. (a)	708	42
Dicerna Pharmaceuticals, Inc. (a) (b)	1,313	33
Dynavax Technologies Corp. (a)	6,261	56
Enanta Pharmaceuticals, Inc. (a)	452	23
Esperion Therapeutics, Inc. (a) (b)	873	45
Fusion Pharmaceuticals, Inc. (a)	4,261	74
Gamida Cell Ltd. (a)	9,195	42
Generation Bio Co. (a)	2,046	43
Genetron Holdings Ltd., ADR (a)	5,361	65
Iovance Biotherapeutics, Inc. (a)	2,461	68
LogicBio Therapeutics, Inc. (a)	3,000	25
Natera, Inc. (a)	2,234	111
Neurocrine Biosciences, Inc. (a)	336	41
NextCure, Inc. (a)	2,025	43
Novavax, Inc. (a)	864	72
Orchard Therapeutics PLC, ADR (a)	6,720	40
Oyster Point Pharma, Inc. (a)	396	11
Passage Bio, Inc. (a) (b)	1,346	37
Repare Therapeutics, Inc. (a)	214	7
Stoke Therapeutics, Inc. (a)	2,500	60
Sutro Biopharma, Inc. (a)	3,661	28
TCR2 Therapeutics, Inc. (a)	11,000	168
TG Therapeutics, Inc. (a)	2,119	41
Veracyte, Inc. (a)	3,428	89

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Viking Therapeutics, Inc. (a) (b)	5,623	$41
Xencor, Inc. (a)	822	27
Zai Lab Ltd., ADR (a)	984	80
		2,347
Communication Services (2.2%):
Iridium Communications, Inc. (a)	2,861	73
Vonage Holdings Corp. (a)	15,601	157
ZoomInfo Technologies, Inc., Class A (a)	164	8
		238
Consumer Discretionary (10.7%):
Afya Ltd., Class A (a) (b)	5,413	127
Burlington Stores, Inc. (a)	509	100
Cavco Industries, Inc. (a)	330	64
Chegg, Inc. (a)	2,250	151
Chewy, Inc., Class A (a) (b)	2,587	116
Five Below, Inc. (a)	1,001	108
Group 1 Automotive, Inc. (b)	652	43
Legacy Housing Corp. (a)	5,799	82
Levi Strauss & Co., Class A (b)	6,726	90
Nordstrom, Inc. (b)	4,923	76
Skyline Champion Corp. (a)	4,307	105
Tractor Supply Co.	724	95
		1,157
Consumer Staples (3.6%):
Albertsons Cos., Inc., Class A (a)	4,314	68
Cal-Maine Foods, Inc. (a)	1,816	81
Grocery Outlet Holding Corp. (a)	2,920	119
Performance Food Group Co. (a)	4,200	123
		391
Energy (0.9%):
Magnolia Oil & Gas Corp., Class A (a)	3,428	21
Parsley Energy, Inc., Class A	4,363	46
Talos Energy, Inc. (a)	3,132	29
		96
Financials (9.4%):
Amerant Bancorp, Inc. (a)	4,402	66
American Business Bank (a)	728	18
Coastal Financial Corp. (a)	8,400	123
Colony Bankcorp, Inc.	2,215	26
Customers Bancorp, Inc., Class A (a)	3,942	47
First Western Financial, Inc. (a)	6,683	95
HBT Financial, Inc.	4,966	66
Morningstar, Inc.	668	94
Radian Group, Inc.	5,519	86
Silvercrest Asset Management Group, Inc., Class A	3,935	50
SLM Corp.	5,481	39

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
South Plains Financial, Inc.	5,120	$73
Tradeweb Markets, Inc., Class A	2,436	142
WTB Financial Corp., Class B	360	101
		1,026
Health Care Equipment & Supplies (7.4%):
ABIOMED, Inc. (a)	205	50
Brainsway Ltd., ADR (a) (b)	11,679	72
Cerus Corp. (a)	6,712	44
CytoSorbents Corp. (a)	2,951	29
Inari Medical, Inc. (a) (b)	42	2
Insulet Corp. (a)	721	140
Merit Medical Systems, Inc. (a)	1,525	70
Nuvectra Corp. (a) (c) (d)	2,334	—	(e)
PolyPid Ltd. (a)	7,333	132
SI-BONE, Inc. (a)	8,957	143
Silk Road Medical, Inc. (a)	2,804	117
		799
Health Care Providers & Services (1.2%):
Guardant Health, Inc. (a)	1,011	82
RadNet, Inc. (a)	3,159	50
		132
Health Care Technology (0.2%):
Schrodinger, Inc. (a) (b)	217	20
Industrials (12.1%):
ASGN, Inc. (a)	1,743	116
BWX Technologies, Inc.	1,070	61
Casella Waste Systems, Inc. (a)	2,586	135
Chart Industries, Inc. (a)	1,114	54
Comfort Systems USA, Inc.	2,713	111
Construction Partners, Inc., Class A (a)	5,757	102
ESCO Technologies, Inc.	571	48
Kaman Corp.	1,610	67
Kratos Defense & Security Solutions, Inc. (a)	6,093	95
Marten Transport Ltd.	2,867	72
McGrath RentCorp	1,035	56
Owens Corning, Inc.	1,289	72
Parsons Corp. (a)	3,000	109
PGT Innovations, Inc. (a)	3,825	60
Rexnord Corp.	1,529	45
The AZEK Co., Inc. (a)	2,561	81
		1,284
Information Technology (22.9%):
Agora, Inc., ADR (a)	22	1
Alteryx, Inc., Class A (a) (b)	441	72
Blackline, Inc. (a)	540	45
Cambium Networks Corp. (a)	10,000	74
Cloudflare, Inc., Class A (a) (b)	3,038	109

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Datadog, Inc., Class A (a)	522	$45
Dropbox, Inc., Class A (a)	1,247	27
Elastic NV (a)	1,342	124
Endava PLC, ADR (a)	1,434	69
EPAM Systems, Inc. (a)	305	77
Globant SA (a)	940	141
Lumentum Holdings, Inc. (a)	792	64
Marvell Technology Group Ltd.	1,167	41
Napco Security Technologies, Inc. (a)	6,551	154
New Relic, Inc. (a)	422	29
ON Semiconductor Corp. (a)	5,499	109
OneSpan, Inc. (a)	6,297	176
PagerDuty, Inc. (a)	3,709	106
Ping Identity Holding Corp. (a) (b)	5,277	169
Pluralsight, Inc., Class A (a) (b)	6,926	125
Powerfleet, Inc. (a)	9,414	43
QAD, Inc., Class A	1,749	72
RealPage, Inc. (a)	1,156	75
Sapiens International Corp. NV (b)	3,065	86
Smartsheet, Inc., Class A (a)	2,908	148
WNS Holdings Ltd., ADR (a)	2,735	150
Zix Corp. (a)	23,117	160
		2,491
Life Sciences Tools & Services (1.1%):
10X Genomics, Inc., Class A (a)	24	2
Adaptive Biotechnologies Corp. (a)	1,407	68
NanoString Technologies, Inc. (a) (b)	1,696	50
		120
Materials (1.0%):
Summit Materials, Inc., Class A (a)	6,383	103
Pharmaceuticals (2.1%):
Collegium Pharmaceutical, Inc. (a)	1,187	21
Cymabay Therapeutics, Inc. (a)	1,278	4
Fulcrum Therapeutics, Inc. (a)	2,190	40
Horizon Therapeutics PLC (a)	987	55
Reata Pharmaceuticals, Inc., Class A (a)	645	101
Vaxcyte, Inc. (a)	129	4
		225
Real Estate (3.0%):
FirstService Corp.	868	87
Rexford Industrial Realty, Inc.	1,252	52
The Macerich Co. (b)	11,499	103
UMH Properties, Inc.	6,434	83
		325
Total Common Stocks (Cost $8,835)		10,754

See notes to financial statements.

Victory Portfolios Victory Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Warrants (0.0%) (f)
Health Care (0.0%): (f)
BioNano Genomics, Inc. (c)	8,136	$1
Total Warrants (Cost $—)		1
Collateral for Securities Loaned^ (11.6%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (g)	20,907	21
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (g)	632,774	633
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (g)	145,389	145
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (g)	83,196	83
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (g)	374,064	374
Total Collateral for Securities Loaned (Cost $1,256)		1,256
Total Investments (Cost $10,091) — 111.0%		12,011
Liabilities in excess of other assets — (11.0)%		(1,195)
NET ASSETS — 100.00%		$10,816

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of June 30, 2020, illiquid securities were 0.0% of the Fund's net assets.

(d)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.0% of the Fund's net assets as of June 30, 2020. This security is classified as Level 3 within the fair value hierarchy. (See Note 2)

(e)  Rounds to less than $1 thousand.

(f)  Amount represents less than 0.05% of net assets.

(g)  Rate disclosed is the daily yield on June 30, 2020.

ADR — American Depositary Receipt

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.6%)
Brazil (5.6%):
Consumer Discretionary (2.3%):
Afya Ltd., Class A (a) (b)	2,467	$58
Construtora Tenda SA	16,000	91
Tupy SA (a)	13,400	47
		196
Energy (0.6%):
Enauta Participacoes SA	24,300	46
Health Care (0.5%):
Notre Dame Intermedica Participacoes SA	3,100	39
Industrials (0.2%):
Iochpe Maxion SA	8,100	20
Utilities (2.0%):
Cia de Saneamento do Parana	8,400	49
Eneva SA (a)	9,700	80
Omega Geracao SA (a)	5,600	39
		168
		469
China (7.2%):
Consumer Discretionary (1.6%):
China New Higher Education Group Ltd. (c)	113,000	76
Tianneng Power International Ltd. (b)	34,000	58
		134
Consumer Staples (0.4%):
China Modern Dairy Holdings Ltd. (a)	293,000	33
Health Care (1.7%):
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	44,000	98
YiChang HEC ChangJiang Pharmaceutical Co. Ltd., Class H (c)	20,800	43
		141
Industrials (0.9%):
China Lesso Group Holdings Ltd.	56,000	74
Information Technology (1.3%):
Chinasoft International Ltd. (b)	88,000	48
Silergy Corp.	1,000	66
		114
Real Estate (0.9%):
China SCE Group Holdings Ltd.	170,000	74
Utilities (0.4%):
China Tian Lun Gas Holdings Ltd.	50,000	38
		608

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Cyprus (0.6%):
Financials (0.6%):
TCS Group Holding PLC, GDR	2,313	$47
Egypt (1.1%):
Communication Services (0.8%):
Telecom Egypt Co.	80,279	67
Financials (0.3%):
Credit Agricole Egypt SAE	16,051	29
		96
Greece (1.0%):
Utilities (1.0%):
Terna Energy SA	7,578	82
Hong Kong (7.8%):
Communication Services (0.8%):
NetDragon Websoft Holdings Ltd.	22,500	64
Consumer Discretionary (0.4%):
TCL Electronics Holdings Ltd.	73,000	36
Consumer Staples (0.9%):
Vinda International Holdings Ltd. (b)	21,000	75
Financials (0.5%):
Far East Horizon Ltd.	46,000	39
Health Care (0.4%):
The United Laboratories International Holdings Ltd.	44,000	38
Industrials (1.4%):
Sinotruk Hong Kong Ltd.	27,500	72
Yuexiu Transport Infrastructure Ltd.	66,000	46
		118
Materials (1.4%):
China Resources Cement Holdings Ltd.	58,000	72
Nine Dragons Paper Holdings Ltd.	53,000	48
		120
Real Estate (1.1%):
China Overseas Grand Oceans Group Ltd.	83,000	47
Times Neighborhood Holdings Ltd.	34,798	48
		95
Utilities (0.9%):
Canvest Environmental Protection Group Co. Ltd.	84,000	37
China Water Affairs Group Ltd. (b)	52,000	38
		75
		660

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Hungary (0.8%):
Health Care (0.8%):
Richter Gedeon Nyrt	3,104	$64
India (13.0%):
Consumer Discretionary (1.0%):
Crompton Greaves Consumer Electricals Ltd.	10,947	35
Trident Ltd.	554,026	51
		86
Consumer Staples (0.8%):
Kaveri Seed Co. Ltd.	9,159	70
Energy (0.5%):
Hindustan Petroleum Corp. Ltd.	15,288	44
Financials (2.2%):
Multi Commodity Exchange of India Ltd.	2,832	48
Muthoot Finance Ltd.	6,367	92
Power Finance Corp. Ltd.	40,835	45
		185
Health Care (3.4%):
Alembic Pharmaceuticals Ltd.	6,300	76
Granules India Ltd.	43,101	116
Ipca Laboratories Ltd.	4,338	96
		288
Industrials (1.2%):
Engineers India Ltd.	25,119	25
Escorts Ltd.	5,410	75
		100
Information Technology (0.5%):
Mphasis Ltd.	3,389	39
Materials (2.0%):
Birla Corp. Ltd.	6,154	47
Coromandel International Ltd.	6,033	60
HeidelbergCement India Ltd.	27,428	65
		172
Utilities (1.4%):
CESC Ltd.	5,377	44
Gujarat Gas Ltd.	16,445	70
		114
		1,098

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Indonesia (0.7%):
Communication Services (0.5%):
PT Media Nusantara Citra Tbk	642,200	$41
Industrials (0.2%):
PT Wijaya Karya (Persero) Tbk	243,000	21
		62
Jersey (0.6%):
Information Technology (0.6%):
WNS Holdings Ltd., ADR (a)	896	49
Korea, Republic Of (16.3%):
Communication Services (0.7%):
Neowiz (a)	2,509	58
Consumer Discretionary (3.3%):
Danawa Co. Ltd.	1,804	42
DoubleUGames Co. Ltd.	1,008	67
F&F Co. Ltd.	686	53
GS Home Shopping, Inc.	290	27
Hwaseung Enterprise Co. Ltd.	3,311	32
SL Corp. (d) (e)	2,525	23
Youngone Corp.	1,740	37
		281
Consumer Staples (1.1%):
Maeil Dairies Co. Ltd.	1,425	94
Financials (0.7%):
KIWOOM Securities Co. Ltd.	837	61
Health Care (2.6%):
Dongkook Pharmaceutical Co. Ltd.	461	47
Seegene, Inc.	1,861	173
		220
Industrials (2.6%):
Daelim Industrial Co. Ltd.	1,013	70
Hyundai Glovis Co. Ltd.	426	36
KEPCO Plant Service & Engineering Co. Ltd.	2,042	50
Samsung Engineering Co. Ltd. (a)	6,318	65
		221
Information Technology (3.8%):
Douzone Bizon Co. Ltd.	1,175	100
NHN KCP Corp.	2,388	99
Partron Co. Ltd.	5,863	44
SFA Engineering Corp.	2,669	73
		316

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (1.5%):
Korea Petrochemical Ind Co. Ltd.	281	$27
Soulbrain Holdings Co. Ltd. (d) (f)	1,183	94
		121
		1,372
Luxembourg (0.5%):
Communication Services (0.5%):
PLAY Communications SA (c)	5,008	39
Malaysia (4.9%):
Communication Services (0.8%):
TIME dotCom Bhd	24,700	63
Energy (0.6%):
Serba Dinamik Holdings Bhd	135,260	52
Health Care (2.1%):
Supermax Corp. Bhd (a)	95,700	180
Information Technology (0.5%):
V.S. Industry Bhd	199,400	46
Materials (0.5%):
Scientex Bhd	18,200	38
Real Estate (0.4%):
Eco World Development Group Bhd (a)	350,900	34
		413
Mexico (4.4%):
Consumer Staples (0.8%):
La Comer SAB de CV	47,546	66
Energy (0.2%):
Vista Oil & Gas SAB de CV, ADR (a)	6,262	19
Financials (0.8%):
Banco del Bajio SA (a) (c)	23,905	20
Qualitas Controladora SAB de CV	11,031	44
		64
Industrials (0.6%):
Grupo Aeroportuario del Centro Norte SAB de CV (a)	11,830	55
Materials (1.0%):
Grupo Cementos de Chihuahua SAB de CV	20,438	86
Real Estate (1.0%):
PLA Administradora Industrial S de RL de CV	43,024	50
Prologis Property Mexico SA de CV	19,228	34
		84
		374

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Philippines (0.3%):
Real Estate (0.3%):
Vista Land & Lifescapes, Inc.	291,100	$22
Qatar (0.6%):
Energy (0.6%):
Qatar Gas Transport Co. Ltd.	73,094	53
Russian Federation (1.3%):
Financials (0.5%):
Moscow Exchange MICEX PJSC	24,310	39
Materials (0.8%):
Polymetal International PLC	3,342	67
		106
South Africa (2.4%):
Energy (0.5%):
Exxaro Resources Ltd.	6,266	47
Materials (1.4%):
African Rainbow Minerals Ltd.	8,413	82
Impala Platinum Holdings Ltd.	5,357	36
		118
Real Estate (0.5%):
Resilient REIT Ltd.	15,448	39
		204
Taiwan (22.2%):
Communication Services (0.9%):
International Games System Co. Ltd.	3,000	75
Consumer Discretionary (3.0%):
Fulgent Sun International Holding Co. Ltd.	11,000	39
Merida Industry Co. Ltd.	14,000	96
Nan Liu Enterprise Co. Ltd.	6,000	54
Poya International Co. Ltd.	3,000	59
		248
Financials (0.7%):
King's Town Bank Co. Ltd.	51,000	62
Health Care (1.7%):
TaiDoc Technology Corp.	15,000	140
Industrials (3.4%):
Chicony Power Technology Co. Ltd.	34,000	78
Kung Long Batteries Industrial Co. Ltd.	17,000	85
Shin Zu Shing Co. Ltd.	9,000	46
Sunonwealth Electric Machine Industry Co. Ltd.	46,000	81
		290

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (11.7%):
Accton Technology Corp.	15,000	$116
Chipbond Technology Corp.	30,000	66
Elan Microelectronics Corp.	24,200	99
Elite Material Co. Ltd.	9,000	49
FLEXium Interconnect, Inc.	11,000	46
Parade Technologies Ltd.	3,000	101
Powertech Technology, Inc.	12,000	44
Radiant Opto-Electronics Corp.	15,000	61
Simplo Technology Co. Ltd.	7,000	76
Sinbon Electronics Co. Ltd.	20,000	102
Tripod Technology Corp.	22,000	98
Unimicron Technology Corp.	46,000	79
Wistron Corp.	41,000	50
		987
Real Estate (0.8%):
Chong Hong Construction Co. Ltd.	24,000	71
		1,873
Thailand (2.5%):
Consumer Discretionary (0.6%):
Sri Trang Agro-Industry PCL	57,200	51
Financials (0.7%):
Bangkok Life Assurance PCL, Class R	67,700	34
Thanachart Capital PCL	25,000	29
		63
Industrials (1.2%):
Gunkul Engineering PCL	499,600	42
Sino-Thai Engineering & Construction PCL	118,200	59
		101
		215
Turkey (2.8%):
Consumer Discretionary (1.0%):
Dogus Otomotiv Servis ve Ticaret A/S	34,985	80
Consumer Staples (0.6%):
Coca-Cola Icecek A/S	8,357	53
Industrials (0.5%):
Tekfen Holding A/S	16,250	41
Materials (0.7%):
Anadolu Cam Sanayii A/S	89,760	61
		235
Total Common Stocks (Cost $6,886)		8,141

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Preferred Stocks (0.3%)
Brazil (0.3%):
Financials (0.3%):
Banco do Estado do Rio Grande do Sul SA, Class B	10,400	$26
Total Preferred Stocks (Cost $49)		26
Rights (0.0%) (h)
Taiwan (0.0%): (h)
Information Technology (0.0%): (h)
Simplo Technology Co. Ltd. Expires 3/26/21 (a) (d) (e)	241	—	(g)
Total Rights (Cost $—)		—	(g)
Exchange-Traded Funds (2.3%)
United States (2.3%):
iShares MSCI Emerging Markets Small-Cap ETF	4,950	193
Total Exchange-Traded Funds (Cost $195)		193
Collateral for Securities Loaned^ (2.9%)
United States (2.9%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (i)	4,131	4
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (i)	125,042	125
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (i)	28,730	29
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (i)	16,440	16
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (i)	73,919	74
Total Collateral for Securities Loaned (Cost $248)		248
Total Investments (Cost $7,378) — 102.1%		8,608
Liabilities in excess of other assets — (2.1)%		(180)
NET ASSETS — 100.00%		$8,428

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2020, the fair value of these securities was $178 (thousands) and amounted to 2.1% of net assets.

(d)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of June 30, 2020, illiquid securities were 1.4% of the Fund's net assets.

(e)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.3% of the Fund's net assets as of June 30, 2020. This security is classified as Level 3 within the fair value hierarchy. (See Note 2)

See notes to financial statements.

Victory Portfolios Victory Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

(f)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 1.1% of the Fund's net assets as of June 30, 2020. (See Note 2)

(g)  Rounds to less than $1 thousand.

(h)  Amount represents less than 0.05% of net assets.

(i)  Rate disclosed is the daily yield on June 30, 2020.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depositary Receipt

PCL — Public Company Limited

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.2%)
Australia (4.1%):
Consumer Discretionary (0.3%):
Aristocrat Leisure Ltd.	20,413	$365
Energy (0.5%):
Beach Energy Ltd.	642,184	686
Financials (1.0%):
Australia & New Zealand Banking Group Ltd.	22,832	296
Macquarie Group Ltd.	12,973	1,077
		1,373
Industrials (0.3%):
Aurizon Holdings Ltd.	124,010	422
Materials (1.4%):
Rio Tinto Ltd.	27,379	1,874
Real Estate (0.6%):
Charter Hall Group	57,789	391
Stockland	161,515	375
		766
		5,486
Austria (0.2%):
Financials (0.2%):
Raiffeisen Bank International AG (a)	17,407	311
Belgium (1.0%):
Financials (0.3%):
KBC Group NV	6,537	375
Health Care (0.7%):
UCB SA	7,686	892
		1,267
Brazil (0.4%):
Financials (0.4%):
Banco Santander Brasil SA	105,300	543
Canada (4.9%):
Consumer Staples (0.4%):
Maple Leaf Foods, Inc. (b)	28,604	601
Energy (0.8%):
Parex Resources, Inc. (a)	53,684	647
Suncor Energy, Inc.	22,397	377
		1,024
See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (2.2%):
Bank of Montreal	8,882	$473
iA Financial Corp., Inc.	14,077	471
IGM Financial, Inc.	23,723	577
National Bank of Canada	15,664	710
Sun Life Financial, Inc.	19,321	710
		2,941
Industrials (0.6%):
Canadian Pacific Railway Ltd.	3,010	766
Materials (0.9%):
Barrick Gold Corp.	24,272	653
Kirkland Lake Gold Ltd.	12,526	516
		1,169
		6,501
China (8.2%):
Communication Services (2.4%):
NetEase, Inc., ADR	1,658	712
Tencent Holdings Ltd.	39,400	2,525
		3,237
Consumer Discretionary (2.8%):
Alibaba Group Holding Ltd., ADR (a)	14,916	3,217
JD.com, Inc., ADR (a)	8,284	499
		3,716
Financials (1.4%):
Bank of China Ltd., Class H (a)	1,694,275	627
Industrial & Commercial Bank of China Ltd., Class H	1,379,250	834
Ping An Insurance Group Co. of China Ltd.	41,000	409
		1,870
Industrials (0.4%):
China Railway Group Ltd., Class H	912,000	471
Materials (0.8%):
Anhui Conch Cement Co. Ltd., Class H	165,000	1,118
Real Estate (0.4%):
Country Garden Holdings Co. Ltd.	401,000	497
		10,909
Denmark (1.3%):
Consumer Staples (0.4%):
Carlsberg A/S, Class B	4,023	534
Health Care (0.3%):
Novo Nordisk A/S, Class B	6,975	454

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (0.6%):
Orsted A/S (c)	6,649	$769
		1,757
Finland (0.2%):
Industrials (0.2%):
Metso Oyj (b)	9,426	310
France (7.5%):
Communication Services (0.3%):
Vivendi SA	18,493	478
Consumer Discretionary (1.1%):
Kering SA	743	406
LVMH Moet Hennessy Louis Vuitton SE	2,523	1,114
		1,520
Consumer Staples (0.3%):
L'Oreal SA (a) (b)	1,262	407
Energy (0.7%):
TOTAL SA (b)	23,183	894
Financials (1.0%):
Amundi SA (c)	5,396	424
AXA SA (a)	14,525	306
BNP Paribas SA (a)	13,723	548
		1,278
Health Care (1.0%):
Sanofi	8,716	889
Sartorius Stedim Biotech	1,531	388
		1,277
Industrials (1.4%):
Alstom SA	8,674	404
Cie de Saint-Gobain	11,432	412
Teleperformance (a)	2,511	639
Vinci SA	4,342	403
		1,858
Information Technology (0.9%):
Capgemini SE	5,180	598
Worldline SA (a) (c)	6,322	551
		1,149
Materials (0.4%):
Arkema SA	5,099	490
Real Estate (0.2%):
Nexity SA	8,572	279
Utilities (0.2%):
Rubis SCA	6,862	331
		9,961

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Germany (5.6%):
Communication Services (0.4%):
Deutsche Telekom AG	30,610	$514
Consumer Discretionary (0.6%):
HelloFresh SE (a)	13,592	727
Financials (1.2%):
Allianz SE	3,958	809
Hannover Rueck SE	4,700	812
		1,621
Health Care (0.5%):
Fresenius Medical Care AG & Co. KGaA (a)	7,815	672
Industrials (0.5%):
Deutsche Post AG, Registered Shares (a)	18,832	691
Information Technology (0.9%):
SAP SE	4,639	649
TeamViewer AG (a) (c)	10,835	590
		1,239
Materials (0.2%):
HeidelbergCement AG	4,867	261
Real Estate (0.7%):
alstria office REIT-AG (a)	22,631	337
LEG Immobilien AG (a)	4,421	560
		897
Utilities (0.6%):
E.ON SE	73,375	828
		7,450
Hong Kong (3.9%):
Communication Services (0.6%):
HKT Trust & HKT Ltd.	269,000	395
NetDragon Websoft Holdings Ltd.	131,000	369
		764
Consumer Staples (1.4%):
Sun Art Retail Group Ltd.	464,000	796
Vinda International Holdings Ltd.	137,000	492
WH Group Ltd. (c)	675,500	584
		1,872
Energy (0.6%):
CNOOC Ltd.	389,000	436
Kunlun Energy Co. Ltd.	586,000	384
		820
Financials (0.4%):
BOC Hong Kong Holdings Ltd.	166,000	532

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.5%):
CK Hutchison Holdings Ltd.	98,500	$638
Real Estate (0.2%):
CK Asset Holdings Ltd.	54,895	329
Utilities (0.2%):
China Water Affairs Group Ltd.	384,000	278
		5,233
Hungary (0.4%):
Financials (0.4%):
OTP Bank Nyrt (a)	15,026	529
India (2.3%):
Energy (0.5%):
Reliance Industries Ltd.	28,022	638
Financials (0.6%):
HDFC Bank Ltd.	30,130	423
Muthoot Finance Ltd.	25,673	370
		793
Health Care (0.5%):
Ipca Laboratories Ltd.	32,983	732
Information Technology (0.4%):
HCL Technologies Ltd.	64,669	477
Utilities (0.3%):
Power Grid Corp. of India Ltd.	160,547	373
		3,013
Indonesia (0.5%):
Communication Services (0.3%):
PT Sarana Menara Nusantara Tbk	6,041,200	435
Industrials (0.2%):
PT Wijaya Karya (Persero) Tbk	2,128,800	181
		616
Ireland (0.7%):
Health Care (0.7%):
ICON PLC (a)	5,368	904
Italy (1.4%):
Industrials (0.2%):
Leonardo SpA	34,495	230
Utilities (1.2%):
ACEA SpA	24,972	480
Enel SpA	129,365	1,119
		1,599
		1,829

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Japan (16.8%):
Communication Services (2.1%):
KDDI Corp.	25,700	$767
Nexon Co. Ltd.	31,400	709
Nintendo Co. Ltd.	1,400	626
Nippon Telegraph & Telephone Corp.	32,500	757
		2,859
Consumer Discretionary (2.6%):
Koito Manufacturing Co. Ltd.	8,900	360
Sony Corp.	30,600	2,113
Toyota Motor Corp.	15,200	956
		3,429
Consumer Staples (1.2%):
Matsumotokiyoshi Holdings Co. Ltd.	10,800	393
Nippon Suisan Kaisha Ltd.	88,500	385
Toyo Suisan Kaisha Ltd.	15,300	855
		1,633
Financials (1.9%):
Mizuho Financial Group, Inc.	254,800	313
ORIX Corp.	59,400	738
Shinsei Bank Ltd.	25,300	306
Sumitomo Mitsui Financial Group, Inc.	15,625	441
Sumitomo Mitsui Trust Holdings, Inc.	10,600	299
Tokio Marine Holdings, Inc.	9,200	403
		2,500
Health Care (1.6%):
Astellas Pharma, Inc.	46,500	777
Hoya Corp.	4,400	421
Ono Pharmaceutical Co. Ltd.	13,700	400
Shionogi & Co. Ltd.	8,500	533
		2,131
Industrials (3.0%):
Central Japan Railway Co.	2,200	340
ITOCHU Corp.	54,300	1,175
Mitsubishi Electric Corp.	37,100	485
Mitsui & Co. Ltd.	33,000	489
Obayashi Corp.	44,800	421
Secom Co. Ltd.	6,600	579
Taisei Corp.	12,400	452
		3,941
Information Technology (2.7%):
Advantest Corp.	12,600	719
Anritsu Corp.	17,100	406
Fujitsu Ltd.	5,900	691
Hitachi Ltd.	14,500	461

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Murata Manufacturing Co. Ltd.	12,700	$749
Obic Co. Ltd.	3,100	546
		3,572
Materials (0.9%):
Rengo Co. Ltd.	48,500	395
Shin-Etsu Chemical Co. Ltd.	3,600	423
Tosoh Corp.	27,900	383
		1,201
Real Estate (0.6%):
Daiwa House Industry Co. Ltd.	16,200	383
Open House Co. Ltd.	12,100	415
		798
Utilities (0.2%):
The Kansai Electric Power Co., Inc.	35,200	341
		22,405
Jersey (0.6%):
Consumer Discretionary (0.3%):
boohoo Group PLC (a)	78,745	403
Materials (0.3%):
Centamin PLC	199,556	456
		859
Korea, Republic Of (3.5%):
Communication Services (0.5%):
NCSoft Corp.	839	624
Consumer Staples (0.7%):
GS Retail Co. Ltd.	11,733	359
Orion Corp.	5,434	608
		967
Health Care (0.4%):
Seegene, Inc.	5,430	506
Industrials (0.3%):
Samsung Engineering Co. Ltd. (a)	44,574	459
Information Technology (1.6%):
LG Innotek Co. Ltd.	6,481	951
Samsung Electronics Co. Ltd.	26,439	1,170
		2,121
		4,677
Malaysia (0.5%):
Financials (0.5%):
RHB Bank Bhd	616,700	692

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Mexico (0.3%):
Industrials (0.3%):
Grupo Aeroportuario del Centro Norte SAB de CV (a)	75,180	$350
Netherlands (3.2%):
Consumer Discretionary (0.7%):
Prosus NV (a)	10,501	979
Consumer Staples (0.8%):
Koninklijke Ahold Delhaize NV	38,771	1,057
Financials (1.0%):
Euronext NV (c)	5,985	602
ING Groep NV	36,149	252
NN Group NV	14,014	471
		1,325
Industrials (0.4%):
Wolters Kluwer NV	6,461	505
Information Technology (0.3%):
ASML Holding NV	1,207	441
		4,307
Portugal (0.5%):
Communication Services (0.2%):
NOS SGPS SA (a)	60,497	264
Energy (0.3%):
Galp Energia SGPS SA	40,456	469
		733
Russian Federation (1.0%):
Energy (0.5%):
LUKOIL PJSC, ADR	8,535	634
Financials (0.3%):
Sberbank of Russia PJSC	147,370	422
Materials (0.2%):
Polymetal International PLC	16,990	340
		1,396
Singapore (0.7%):
Financials (0.7%):
DBS Group Holdings Ltd.	25,800	388
Singapore Exchange Ltd.	81,100	488
		876
South Africa (1.0%):
Communication Services (0.6%):
Naspers Ltd., Class N	4,450	818

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Materials (0.4%):
Kumba Iron Ore Ltd.	16,844	$451
		1,269
Spain (0.8%):
Consumer Discretionary (0.3%):
Industria de Diseno Textil SA	14,493	384
Industrials (0.5%):
ACS Actividades de Construccion y Servicios SA	24,542	631
		1,015
Sweden (3.5%):
Consumer Staples (1.1%):
Essity AB, Class B (a)	21,418	694
Swedish Match AB	11,502	812
		1,506
Financials (0.3%):
Skandinaviska Enskilda Banken AB, Class A (a)	52,300	454
Industrials (1.0%):
Sandvik AB (a)	22,907	431
SKF AB, Class B	24,101	451
Volvo AB, Class B	29,921	471
		1,353
Information Technology (0.4%):
Telefonaktiebolaget LM Ericsson, Class B	53,359	495
Materials (0.4%):
Boliden AB	20,735	476
Real Estate (0.3%):
Fastighets AB Balder, Class B (a)	10,649	408
		4,692
Switzerland (8.3%):
Consumer Staples (2.1%):
Coca-Cola HBC AG	12,142	304
Nestle SA, Registered Shares	22,135	2,455
		2,759
Financials (1.0%):
Julius Baer Group Ltd.	8,837	371
Swiss Life Holding AG	2,797	1,041
		1,412
Health Care (4.1%):
Galenica AG (c)	8,057	578
Lonza Group AG, Registered Shares	1,390	736
Novartis AG, Registered Shares (b)	19,158	1,669

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Roche Holding AG	7,014	$2,431
		5,414
Information Technology (1.1%):
Logitech International SA, Class R	13,293	872
STMicroelectronics NV	23,454	639
		1,511
		11,096
Taiwan (3.6%):
Financials (0.8%):
Chailease Holding Co. Ltd.	116,935	499
Fubon Financial Holding Co. Ltd.	403,000	602
		1,101
Information Technology (2.8%):
Accton Technology Corp.	113,000	878
Radiant Opto-Electronics Corp.	121,000	490
Realtek Semiconductor Corp.	96,000	979
Taiwan Semiconductor Manufacturing Co. Ltd.	121,000	1,292
		3,639
		4,740
Thailand (0.4%):
Consumer Staples (0.4%):
Charoen Pokphand Foods PCL	539,200	556
United Arab Emirates (0.3%):
Financials (0.3%):
Emirates NBD Bank PJSC	154,126	375
United Kingdom (8.2%):
Communication Services (0.3%):
Vodafone Group PLC	270,297	430
Consumer Discretionary (0.5%):
Barratt Developments PLC	65,607	403
Fiat Chrysler Automobiles NV (a)	26,914	272
		675
Consumer Staples (1.6%):
British American Tobacco PLC	19,390	744
Tate & Lyle PLC	54,454	450
Tesco PLC	345,116	970
		2,164
Energy (0.9%):
BP PLC	230,837	884
Cairn Energy PLC (a)	198,974	290
		1,174

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (1.4%):
3i Group PLC	74,413	$766
Barclays PLC	221,912	313
HSBC Holdings PLC	65,516	304
Legal & General Group PLC	158,764	433
		1,816
Health Care (1.0%):
AstraZeneca PLC	6,607	687
Hikma Pharmaceuticals PLC	24,045	660
		1,347
Industrials (1.3%):
Ashtead Group PLC	18,281	617
BAE Systems PLC	112,327	671
RELX PLC	16,590	384
		1,672
Materials (0.8%):
Anglo American PLC	46,022	1,061
Utilities (0.4%):
Atlantica Sustainable Infrastructure PLC	17,868	520
		10,859
United States (0.4%):
Consumer Discretionary (0.4%):
Yum China Holdings, Inc.	10,130	487
Total Common Stocks (Cost $126,611)		128,003
Preferred Stocks (1.4%)
Brazil (0.5%):
Communication Services (0.3%):
Telefonica Brasil SA	40,400	357
Energy (0.2%):
Petroleo Brasileiro SA	86,700	344
		701
Germany (0.9%):
Consumer Discretionary (0.9%):
Volkswagen AG (a)	7,389	1,123
Total Preferred Stocks (Cost $2,238)		1,824
Rights (0.0%) (d)
Spain (0.0%): (d)
Industrials (0.0%): (d)
ACS Actividades de Construccion y Servicios SA Expires 7/8/20 (a)	23,603	37
Total Rights (Cost $37)		37

See notes to financial statements.

Victory Portfolios Victory Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Exchange-Traded Funds (1.4%)
United States (1.4%):
iShares Core MSCI EAFE ETF	23,694	$1,354
iShares Core MSCI Emerging Markets ETF	10,668	508
		1,862
Total Exchange-Traded Funds (Cost $2,098)		1,862
Collateral for Securities Loaned^ (2.0%)
United States (2.0%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (e)	46,201	46
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (e)	1,398,316	1,398
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (e)	321,283	321
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (e)	183,848	184
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (e)	826,614	827
Total Collateral for Securities Loaned (Cost $2,776)		2,776
Total Investments (Cost $133,760) — 101.0%		134,502
Liabilities in excess of other assets — (1.0)%		(1,362)
NET ASSETS — 100.00%		$133,140

^  Purchased with cash collateral from securities on loan.

(a)  Non-income producing security.

(b)  All or a portion of this security is on loan.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2020, the fair value of these securities was $4,098 (thousands) and amounted to 3.1% of net assets.

(d)  Amount represents less than 0.05% of net assets.

(e)  Rate disclosed is the daily yield on June 30, 2020.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PCL — Public Company Limited

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.8%)
Australia (6.8%):
Consumer Discretionary (0.4%):
JB Hi-Fi Ltd. (a)	259,843	$7,772
Energy (0.8%):
Beach Energy Ltd.	13,421,662	14,334
Financials (0.3%):
Magellan Financial Group Ltd.	147,111	6,006
Health Care (0.4%):
Ansell Ltd.	334,826	8,509
Industrials (0.8%):
Cleanaway Waste Management Ltd.	4,673,237	7,173
Seven Group Holdings Ltd. (a)	601,200	7,229
		14,402
Information Technology (0.7%):
Appen Ltd. (a)	519,751	12,337
Materials (2.6%):
Mineral Resources Ltd.	1,151,304	17,043
Northern Star Resources Ltd.	1,083,954	10,220
OZ Minerals Ltd.	1,118,601	8,592
Saracen Mineral Holdings Ltd. (b)	3,139,293	11,953
		47,808
Real Estate (0.8%):
Charter Hall Group	1,590,830	10,774
Shopping Centres Australasia Property Group	2,973,660	4,482
		15,256
		126,424
Belgium (0.7%):
Real Estate (0.7%):
Warehouses De Pauw CVA	444,803	12,219
Canada (7.3%):
Consumer Discretionary (0.3%):
Canada Goose Holdings, Inc. (a) (b)	256,124	5,934
Consumer Staples (0.4%):
Maple Leaf Foods, Inc.	351,655	7,386
Energy (0.6%):
Parex Resources, Inc. (b)	874,565	10,541
Financials (0.3%):
Canadian Western Bank (a)	352,573	6,143

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (1.2%):
Stantec, Inc. (a)	362,149	$11,181
TFI International, Inc. (a)	314,315	11,159
		22,340
Information Technology (0.4%):
The Descartes Systems Group, Inc. (a) (b)	124,519	6,575
Materials (2.0%):
B2Gold Corp. (a)	3,127,479	17,787
Kirkland Lake Gold Ltd.	149,599	6,161
Pan American Silver Corp. (a)	446,913	13,574
		37,522
Real Estate (1.5%):
Canadian Apartment Properties REIT (a)	209,765	7,509
Real Matters, Inc. (b)	721,210	14,069
Tricon Capital Group, Inc.	1,060,717	7,150
		28,728
Utilities (0.6%):
Northland Power, Inc. (a)	467,449	11,702
		136,871
Cayman Islands (0.3%):
Consumer Discretionary (0.3%):
Nexteer Automotive Group Ltd. (b)	7,123,000	4,936
Denmark (1.2%):
Consumer Staples (0.3%):
Royal Unibrew A/S (b)	68,901	5,744
Health Care (0.9%):
Bavarian Nordic A/S (b)	268,083	7,349
GN Store Nord A/S	164,289	8,796
		16,145
		21,889
Finland (1.7%):
Industrials (1.1%):
Outotec Oyj	1,315,418	7,294
Valmet Oyj	463,683	12,152
		19,446
Information Technology (0.3%):
TietoEVRY Oyj (b)	233,707	6,397
Materials (0.3%):
Kemira Oyj	477,433	6,163
		32,006
France (7.1%):
Communication Services (0.4%):
Ubisoft Entertainment SA (b)	77,331	6,403

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Discretionary (0.6%):
Faurecia SE (b)	158,581	$6,230
La Francaise Des Jeux SAEM (a) (c)	171,317	5,295
		11,525
Financials (0.2%):
SCOR SE (b)	153,989	4,252
Health Care (0.3%):
Korian SA	149,370	5,482
Industrials (3.0%):
Alstom SA	154,388	7,194
Eiffage SA (b)	165,672	15,185
Nexans SA	237,097	11,030
Teleperformance (b)	90,637	23,082
		56,491
Information Technology (1.3%):
Alten SA (b)	74,278	6,418
SOITEC (b)	66,504	7,408
Worldline SA (b) (c)	124,033	10,813
		24,639
Materials (0.7%):
Arkema SA	123,568	11,877
Real Estate (0.3%):
Nexity SA	188,324	6,125
Utilities (0.3%):
Rubis SCA	112,114	5,405
		132,199
Germany (7.3%):
Communication Services (0.3%):
United Internet AG, Registered Shares	131,984	5,607
Consumer Discretionary (0.9%):
HelloFresh SE (b)	303,162	16,216
Consumer Staples (0.4%):
Suedzucker AG	494,159	7,798
Financials (0.6%):
Deutsche Pfandbriefbank AG (b) (c)	730,886	5,347
DWS Group GmbH & Co. KGaA (b) (c)	151,635	5,525
		10,872
Health Care (1.0%):
Carl Zeiss Meditec AG (b)	95,871	9,335
Gerresheimer AG	109,995	10,164
		19,499

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (1.2%):
Brenntag AG	121,033	$6,417
Kion Group AG (b)	145,295	8,945
Rheinmetall AG	83,275	7,236
		22,598
Information Technology (0.8%):
Bechtle AG	80,480	14,263
Materials (0.4%):
Aurubis AG	115,251	7,124
Real Estate (1.3%):
alstria office REIT-AG (b)	719,818	10,712
TAG Immobilien AG	566,928	13,540
		24,252
Utilities (0.4%):
Encavis AG	590,371	8,601
		136,830
Hong Kong (0.9%):
Consumer Discretionary (0.3%):
Xinyi Glass Holdings Ltd.	4,496,000	5,549
Health Care (0.3%):
The United Laboratories International Holdings Ltd.	7,476,000	6,475
Utilities (0.3%):
Towngas China Co. Ltd.	11,311,000	5,130
		17,154
Ireland (1.1%):
Consumer Discretionary (0.2%):
Dalata Hotel Group PLC	1,469,055	4,715
Consumer Staples (0.3%):
Glanbia PLC	454,952	5,170
Health Care (0.6%):
UDG Healthcare PLC	1,182,642	10,510
		20,395
Isle of Man (0.4%):
Consumer Discretionary (0.4%):
GVC Holdings PLC	847,191	7,764
Israel (0.3%):
Financials (0.3%):
Israel Discount Bank Ltd., Class A	1,907,443	5,822
Italy (3.4%):
Communication Services (0.4%):
Infrastructure Wireless Italiane SpA (c)	797,942	8,009

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Financials (0.3%):
Banca Mediolanum SpA	871,876	$6,274
Health Care (0.8%):
Amplifon SpA (a) (b)	285,589	7,629
DiaSorin SpA	37,029	7,111
		14,740
Industrials (0.3%):
Interpump Group SpA	197,135	5,877
Information Technology (0.4%):
Reply SpA	86,531	7,021
Materials (0.6%):
Buzzi Unicem SpA	478,929	10,348
Utilities (0.6%):
ACEA SpA	557,699	10,722
		62,991
Japan (22.0%):
Communication Services (1.3%):
Capcom Co. Ltd.	280,700	10,276
Dip Corp.	266,600	5,416
Internet Initiative Japan, Inc.	240,400	8,227
		23,919
Consumer Discretionary (3.0%):
Adastria Co. Ltd.	352,900	5,612
ASKUL Corp.	186,500	5,991
Paltac Corp.	180,600	8,333
Resorttrust, Inc.	335,600	4,356
Starts Corp., Inc.	268,100	5,504
Sumitomo Forestry Co. Ltd.	413,900	5,208
Sushiro Global Holdings Ltd.	533,700	11,835
Toyo Tire Corp.	669,700	9,039
		55,878
Consumer Staples (1.5%):
Matsumotokiyoshi Holdings Co. Ltd.	139,100	5,056
Nichirei Corp.	269,100	7,843
Nippon Suisan Kaisha Ltd.	1,871,300	8,146
Yaoko Co. Ltd.	106,600	7,631
		28,676
Financials (1.2%):
North Pacific Bank Ltd.	2,902,900	5,613
The Shiga Bank Ltd.	342,200	7,622
Zenkoku Hosho Co. Ltd.	266,900	10,084
		23,319

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (1.7%):
Eiken Chemical Co. Ltd.	510,400	$8,171
Japan Lifeline Co. Ltd.	391,800	5,195
Sawai Pharmaceutical Co. Ltd.	172,200	8,852
Ship Healthcare Holdings, Inc.	205,800	8,614
		30,832
Industrials (5.1%):
BayCurrent Consulting, Inc.	86,000	7,192
Daihen Corp.	192,100	6,877
Daiseki Co. Ltd.	259,800	6,966
Fuji Corp./Aichi	457,800	8,044
FULLCAST Holdings Co. Ltd.	374,200	4,993
Kanamoto Co. Ltd.	295,300	6,469
Kintetsu World Express, Inc.	158,900	2,744
Kumagai Gumi Co. Ltd.	239,500	5,753
Maeda Corp.	865,500	6,625
Penta-Ocean Construction Co. Ltd.	1,561,300	8,433
Sankyu, Inc.	146,100	5,507
Sanwa Holdings Corp.	773,300	6,950
Seino Holdings Co. Ltd.	66,600	868
Takasago Thermal Engineering Co. Ltd.	432,600	6,364
TechnoPro Holdings, Inc.	99,600	5,751
Toda Corp.	914,200	5,915
		95,451
Information Technology (4.4%):
Advantest Corp.	108,800	6,210
Anritsu Corp. (a)	517,400	12,294
Lasertec Corp.	317,400	30,008
NEC Networks & System Integration Corp.	141,100	2,887
Net One Systems Co. Ltd.	265,200	8,853
Taiyo Yuden Co. Ltd.	267,400	8,363
TIS, Inc.	653,500	13,838
		82,453
Materials (1.9%):
Denka Co. Ltd.	211,700	5,190
Fuso Chemical Co. Ltd.	186,100	6,796
Lintec Corp.	213,800	5,096
Rengo Co. Ltd.	1,476,400	12,037
Tokyo Steel Manufacturing Co. Ltd.	989,700	5,700
		34,819
Real Estate (1.9%):
Invincible Investment Corp.	16,211	4,208
Kenedix Office Investment Corp.	1,276	7,131
Nippon Accommodations Fund, Inc.	1,815	10,497
Open House Co. Ltd.	379,400	13,012
		34,848
		410,195

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Jersey (0.3%):
Materials (0.3%):
Centamin PLC	2,729,887	$6,230
Korea, Republic Of (4.8%):
Communication Services (0.4%):
Neowiz (b)	324,726	7,527
Consumer Discretionary (0.6%):
F&F Co. Ltd.	75,542	5,829
GS Home Shopping, Inc.	38,117	3,479
SL Corp. (d) (e)	261,434	2,399
		11,707
Consumer Staples (0.4%):
Maeil Dairies Co. Ltd.	101,544	6,722
Health Care (1.1%):
Seegene, Inc.	220,978	20,581
Industrials (0.3%):
Samsung Engineering Co. Ltd. (b)	508,001	5,236
Information Technology (1.2%):
Douzone Bizon Co. Ltd.	135,389	11,568
Partron Co. Ltd.	738,850	5,509
SFA Engineering Corp.	223,757	6,122
		23,199
Materials (0.8%):
Soulbrain Holdings Co. Ltd. (d) (f)	182,581	14,589
		89,561
Luxembourg (1.2%):
Consumer Discretionary (0.6%):
B&M European Value Retail SA	2,083,701	10,255
Information Technology (0.6%):
Globant SA (b)	72,279	10,832
		21,087
Netherlands (4.8%):
Consumer Discretionary (0.3%):
Just Eat Takeaway.com NV (a) (b) (c)	49,527	5,176
Energy (0.4%):
SBM Offshore NV	522,757	7,703
Financials (1.8%):
ASR Nederland NV	296,154	9,111
Euronext NV (c)	168,071	16,916
Flow Traders (c)	194,294	6,951
		32,978
Health Care (0.5%):
Argenx SE (b)	42,509	9,568

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (0.7%):
Intertrust NV (c)	397,215	$6,773
Signify NV (b) (c)	266,591	6,853
		13,626
Information Technology (1.1%):
ASM International NV	138,457	21,313
		90,364
Norway (0.3%):
Financials (0.3%):
Sparebanken Vest	774,088	5,045
Singapore (0.6%):
Health Care (0.1%):
Riverstone Holdings Ltd.	554,100	1,045
Real Estate (0.5%):
Frasers Logistics & Industrial Trust	11,109,400	9,572
		10,617
Spain (1.6%):
Communication Services (0.1%):
Masmovil Ibercom SA (b)	53,140	1,362
Consumer Staples (0.3%):
Viscofan SA	81,742	5,343
Financials (0.3%):
Bankinter SA	1,342,766	6,435
Industrials (0.6%):
Applus Services SA	497,238	3,830
Cia de Distribucion Integral Logista Holdings SA	374,192	7,010
		10,840
Real Estate (0.3%):
Merlin Properties Socimi SA	831,573	6,929
		30,909
Sweden (4.0%):
Communication Services (1.2%):
Nordic Entertainment Group AB, Class B	183,020	5,631
Stillfront Group AB (b)	193,723	17,421
		23,052
Consumer Discretionary (1.3%):
Dometic Group AB (c)	710,209	6,420
Evolution Gaming Group AB (c)	286,293	17,010
		23,430

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Health Care (0.5%):
Getinge AB, Class B	478,833	$8,926
Industrials (0.3%):
Peab AB, Class B (b)	711,030	5,879
Real Estate (0.7%):
Wihlborgs Fastigheter AB	813,627	13,388
		74,675
Switzerland (7.6%):
Consumer Discretionary (0.4%):
Forbo Holding AG, Registered Shares	5,204	7,557
Consumer Staples (0.3%):
Coca-Cola HBC AG	242,010	6,057
Financials (2.3%):
Cembra Money Bank AG	47,575	4,652
Helvetia Holding AG, Registered Shares	43,785	4,103
Julius Baer Group Ltd.	171,141	7,189
Swiss Life Holding AG	39,034	14,525
Vontobel Holding AG, Class R	163,136	11,491
		41,960
Health Care (0.8%):
Galenica AG (c)	140,628	10,085
Straumann Holding AG, Class R (a)	6,599	5,706
		15,791
Industrials (1.6%):
Adecco Group AG	123,713	5,833
Bucher Industries AG, Registered Shares	20,199	5,836
Sulzer AG, Registered Shares	114,919	9,219
Wizz Air Holdings PLC (b) (c)	216,620	8,948
		29,836
Information Technology (1.6%):
Logitech International SA, Class R	449,039	29,433
Real Estate (0.6%):
PSP Swiss Property AG, Registered Shares	94,206	10,614
		141,248
United Kingdom (11.1%):
Communication Services (0.8%):
Auto Trader Group PLC (c)	1,150,162	7,487
Future PLC	446,209	7,042
		14,529
Consumer Discretionary (0.9%):
Bellway PLC	142,822	4,498
Gamesys Group PLC (b)	593,490	6,296
Redrow PLC	1,179,072	6,287
		17,081

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Consumer Staples (1.2%):
Cranswick PLC	167,263	$7,491
Stock Spirits Group PLC	2,273,608	6,580
Tate & Lyle PLC	1,095,994	9,059
		23,130
Energy (0.4%):
Cairn Energy PLC (b)	4,953,129	7,207
Financials (1.0%):
IG Group Holdings PLC	544,325	5,496
Intermediate Capital Group PLC	360,087	5,744
OneSavings Bank PLC	1,950,776	6,411
		17,651
Health Care (1.1%):
Clinigen Group PLC	914,664	9,165
Hikma Pharmaceuticals PLC	400,744	10,995
		20,160
Industrials (1.9%):
HomeServe PLC	634,269	10,253
Howden Joinery Group PLC	804,422	5,506
IMI PLC	484,641	5,528
National Express Group PLC	1,731,688	4,030
Ultra Electronics Holdings PLC	227,582	5,611
Vesuvius PLC	1,114,255	5,346
		36,274
Information Technology (1.8%):
Avast PLC (c)	1,192,287	7,791
Computacenter PLC	510,546	10,346
Electrocomponents PLC	787,915	6,558
Spirent Communications PLC	2,953,254	8,834
		33,529
Real Estate (1.6%):
LondonMetric Property PLC	3,513,021	9,169
Safestore Holdings PLC	1,454,417	13,107
The Unite Group PLC	675,938	7,870
		30,146
Utilities (0.4%):
Atlantica Sustainable Infrastructure PLC	242,223	7,049
		206,756
Total Common Stocks (Cost $1,505,488)		1,804,187

See notes to financial statements.

Victory Portfolios Victory Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Exchange-Traded Funds (1.0%)
United States (1.0%):
Vanguard FTSE Developed Markets ETF (a)	479,436	$18,597
Total Exchange-Traded Funds (Cost $17,699)		18,597
Collateral for Securities Loaned^ (3.0%)
United States (3.0%):
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (g)	948,640	949
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (g)	28,710,243	28,710
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (g)	6,596,823	6,597
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (g)	3,774,891	3,775
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (g)	16,972,646	16,973
Total Collateral for Securities Loaned (Cost $57,004)		57,004
Total Investments (Cost $1,580,191) — 100.8%		1,879,788
Liabilities in excess of other assets — (0.8)%		(15,803)
NET ASSETS — 100.00%		$1,863,985

^  Purchased with cash collateral from securities on loan.

(a)  All or a portion of this security is on loan.

(b)  Non-income producing security.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2020, the fair value of these securities was $135,399 (thousands) and amounted to 7.3% of net assets.

(d)  The Fund's Adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. As of June 30, 2020, illiquid securities were 0.9% of the Fund's net assets.

(e)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.1% of the Fund's net assets as of June 30, 2020. This security is classified as Level 3 within the fair value hierarchy. (See Note 2)

(f)  Security was fair valued based upon procedures approved by the Board of Trustees and represents 0.8% of the Fund's net assets as of June 30, 2020. (See Note 2)

(g)  Rate disclosed is the daily yield on June 30, 2020.

ETF — Exchange-Traded Fund

PLC — Public Limited Company

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Asset-Backed Securities (2.6%)
Ameriquest Mortgage Securities, Series 2004-R12, Class M1, 1.04%(LIBOR01M+86bps), 1/25/35, Callable 7/25/20 @ 100 (a)	$163	$163
Home Equity Asset Trust, Series 2005-2, Class M5, 1.28%(LIBOR01M+110bps), 7/25/35, Callable 7/25/20 @ 100 (a)	679	670
Park Place Securities, Inc., Series 2004-WCW2, Class M2, 1.16%(LIBOR01M+98bps), 10/25/34, Callable 7/25/20 @ 100 (a)	77	77
Santander Drive Auto Receivables Trust, Series 2020-1, Class A2A, 2.07%, 1/17/23, Callable 2/15/25 @ 100 (b)	155	156
Santander Retail Auto Lease Trust, Series 2018-A, Class B, 3.20%, 4/20/22, Callable 3/20/21 @ 100 (b) (c)	525	527
Synchrony Credit Card Master Note Trust, Series 2018-1, Class A, 2.97%, 3/15/24	295	299
Total Asset-Backed Securities (Cost $1,867)		1,892
Collateralized Mortgage Obligations (3.4%)
Bank, Series 2020-BN26, Class AS, 2.69%, 3/15/63	290	297
Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class AS, 2.92%, 1/15/53	257	267
Commercial Mortgage Trust, Series 2013-LC6, Class B, 3.74%, 1/10/46 (b)	320	322
GS Mortgage Securities Trust, Series 2012-GC6, Class B, 5.84%, 1/10/45 (b) (c) (d)	500	501
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class B, 3.74%, 12/15/45	585	558
WFRBS Commercial Mortgage Trust, Series 2012-C10, Class A5, 3.24%, 12/15/45	270	268
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class B, 4.72%, 3/15/47, Callable 3/1/24 @ 100 (d)	208	215
Total Collateralized Mortgage Obligations (Cost $2,563)		2,428
Corporate Bonds (44.1%)
Communication Services (1.8%):
Activision Blizzard, Inc., 2.60%, 6/15/22, Callable 5/15/22 @ 100 (b)	110	114
AT&T, Inc. 3.20%, 3/1/22 (b)	158	165
4.25%, 3/1/27, Callable 12/1/26 @ 100 (b)	129	148
5.15%, 11/15/46, Callable 5/15/46 @ 100 (b)	207	254
Comcast Corp. 3.45%, 2/1/50, Callable 8/1/49 @ 100	150	170
2.80%, 1/15/51, Callable 7/15/50 @ 100	128	131
Verizon Communications, Inc. 5.15%, 9/15/23 (b)	142	162
3.38%, 2/15/25 (b)	116	129
		1,273
Consumer Discretionary (4.5%):
D.R. Horton, Inc., 2.50%, 10/15/24, Callable 9/15/24 @ 100	670	699
General Motors Co., 4.88%, 10/2/23 (b)	229	243
Hasbro, Inc. 2.60%, 11/19/22	300	309
6.35%, 3/15/40	160	183
Lear Corp., 3.50%, 5/30/30, Callable 2/28/30 @ 100	112	110
NIKE, Inc., 3.88%, 11/1/45, Callable 5/1/45 @ 100	198	243

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
NVR, Inc. 3.95%, 9/15/22, Callable 6/15/22 @ 100 (b)	$268	$284
3.00%, 5/15/30, Callable 11/15/29 @ 100	267	278
Ross Stores, Inc., 3.38%, 9/15/24, Callable 6/15/24 @ 100	160	171
Starbucks Corp. 3.80%, 8/15/25, Callable 6/15/25 @ 100	361	408
2.25%, 3/12/30, Callable 12/12/29 @ 100	205	213
4.50%, 11/15/48, Callable 5/15/48 @ 100	103	122
		3,263
Consumer Staples (3.5%):
Altria Group, Inc., 4.40%, 2/14/26, Callable 12/14/25 @ 100 (b)	202	232
BAT Capital Corp., 5.28%, 4/2/50 (e)	167	202
Church & Dwight Co., Inc., 2.45%, 8/1/22, Callable 7/1/22 @ 100 (b)	70	72
Constellation Brands, Inc., 4.65%, 11/15/28, Callable 8/15/28 @ 100 (b)	95	112
Estee Lauder Cos., Inc., 4.15%, 3/15/47, Callable 9/15/46 @ 100	105	131
Hormel Foods Corp., 1.80%, 6/11/30, Callable 3/11/30 @ 100	363	369
Keurig Dr Pepper, Inc.
4.06%, 5/25/23, Callable 4/25/23 @ 100 (b)	340	370
5.09%, 5/25/48, Callable 11/25/47 @ 100	70	93
Mead Johnson Nutrition Co., 4.60%, 6/1/44, Callable 12/1/43 @ 100 (b)	204	259
Reynolds American, Inc., 6.15%, 9/15/43 (b)	175	216
The Coca-Cola Co., 2.95%, 3/25/25	263	290
Tyson Foods, Inc., 5.10%, 9/28/48, Callable 3/28/48 @ 100	135	174
		2,520
Energy (2.5%):
Continental Resources, Inc., 4.50%, 4/15/23, Callable 1/15/23 @ 100 (b)	234	224
EQM Midstream Partners LP, 4.75%, 7/15/23, Callable 6/15/23 @ 100 (b)	248	250
Exxon Mobil Corp., 4.11%, 3/1/46, Callable 9/1/45 @ 100	191	230
Marathon Petroleum Corp., 4.75%, 9/15/44, Callable 3/15/44 @ 100	229	242
Plains All American Pipeline LP/PAA Finance Corp.
2.85%, 1/31/23, Callable 10/31/22 @ 100 (b)	245	248
3.80%, 9/15/30, Callable 6/15/30 @ 100	210	206
Valero Energy Corp. 4.00%, 4/1/29, Callable 1/1/29 @ 100 (b)	102	114
10.50%, 3/15/39	195	313
		1,827
Financials (13.5%):
Aflac, Inc. 2.88%, 10/15/26, Callable 7/15/26 @ 100	335	369
4.75%, 1/15/49, Callable 7/15/48 @ 100	35	45
Alleghany Corp. 3.63%, 5/15/30, Callable 2/15/30 @ 100 (e)	130	139
4.90%, 9/15/44, Callable 3/15/44 @ 100	204	240
Bank of America Corp. 2.33%(LIBOR03M+63bps), 10/1/21, Callable 10/1/20 @ 100 (a) (b)	265	266
2.50%, 10/21/22, Callable 10/21/21 @ 100, MTN	515	527
4.20%, 8/26/24, MTN (b)	160	178
3.25%, 10/21/27, Callable 10/21/26 @ 100, MTN	205	227

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Capital One Financial Corp., 3.30%, 10/30/24, Callable 9/30/24 @ 100 (b)	$224	$241
Cincinnati Financial Corp., 6.13%, 11/1/34	230	322
Citigroup, Inc. 2.75%, 4/25/22, Callable 3/25/22 @ 100	363	376
3.88%, 3/26/25	108	118
4.60%, 3/9/26 (b)	232	265
4.45%, 9/29/27 (b)	108	123
3.88%(LIBOR03M+117bps), 1/24/39, Callable 1/24/38 @ 100 (a)	94	109
Fifth Third Bancorp 1.63%, 5/5/23, Callable 4/5/23 @ 100	130	133
3.65%, 1/25/24, Callable 12/25/23 @ 100 (b)	584	637
Ford Motor Credit Co. LLC, 4.06%, 11/1/24, Callable 10/1/24 @ 100	290	276
General Motors Financial Co., Inc., 4.15%, 6/19/23, Callable 5/19/23 @ 100	110	115
JPMorgan Chase & Co. 2.95%, 10/1/26, Callable 7/1/26 @ 100	425	466
5.60%, 7/15/41	87	126
KeyCorp, 2.25%, 4/6/27, MTN	243	254
Morgan Stanley 4.88%, 11/1/22 (b)	303	329
3.13%, 7/27/26, MTN	545	601
Regions Financial Corp., 2.25%, 5/18/25, Callable 4/18/25 @ 100	235	246
SVB Financial Group, 3.13%, 6/5/30, Callable 3/5/30 @ 100	145	155
The Goldman Sachs Group, Inc. 2.35%, 11/15/21, Callable 11/15/20 @ 100	265	267
3.50%, 1/23/25, Callable 10/23/24 @ 100	275	300
Truist Financial Corp., 2.75%, 4/1/22, MTN, Callable 3/1/22 @ 100	480	497
Unum Group, 4.00%, 6/15/29, Callable 3/15/29 @ 100	195	201
Wells Fargo & Co. 3.45%, 2/13/23	585	621
4.30%, 7/22/27, MTN	410	469
4.90%, 11/17/45 (b)	155	199
Zions Bancorp NA, 3.25%, 10/29/29, Callable 7/29/29 @ 100	250	245
		9,682
Health Care (4.2%):
AbbVie, Inc. 2.30%, 5/14/21, Callable 4/14/21 @ 100 (b)	317	321
3.20%, 11/21/29, Callable 8/21/29 @ 100 (b) (c)	285	313
Amgen, Inc. 6.90%, 6/1/38	125	189
4.40%, 5/1/45, Callable 11/1/44 @ 100	145	180
Anthem, Inc., 2.38%, 1/15/25, Callable 12/15/24 @ 100	148	157
Bristol-Myers Squibb Co., 3.40%, 7/26/29, Callable 4/26/29 @ 100 (c)	455	525
Gilead Sciences, Inc., 4.40%, 12/1/21, Callable 9/1/21 @ 100 (b)	660	691
HCA, Inc., 4.13%, 6/15/29, Callable 3/15/29 @ 100	193	213
Humana, Inc., 2.90%, 12/15/22, Callable 11/15/22 @ 100 (b)	135	141
Merck & Co., Inc., 2.45%, 6/24/50, Callable 12/24/49 @ 100	135	136
Upjohn, Inc., 2.30%, 6/22/27, Callable 4/22/27 @ 100 (c)	95	98
		2,964
See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Industrials (4.3%):
Carlisle Cos., Inc., 2.75%, 3/1/30, Callable 12/1/29 @ 100 (e)	$150	$154
Delta Air Lines, Inc., 3.80%, 4/19/23, Callable 3/19/23 @ 100 (b)	275	245
Hillenbrand, Inc., 4.50%, 9/15/26, Callable 7/15/26 @ 100	420	432
Honeywell International, Inc., 2.80%, 6/1/50, Callable 12/1/49 @ 100	82	88
IDEX Corp., 3.00%, 5/1/30, Callable 2/1/30 @ 100	238	249
Kansas City Southern, 4.95%, 8/15/45, Callable 2/15/45 @ 100	210	271
Oshkosh Corp., 3.10%, 3/1/30, Callable 12/1/29 @ 100	140	141
PACCAR Financial Corp., 0.80%, 6/8/23, MTN	226	227
Rockwell Automation, Inc. 3.50%, 3/1/29, Callable 12/1/28 @ 100 (e)	165	186
6.25%, 12/1/37	155	216
Roper Technologies, Inc., 2.95%, 9/15/29, Callable 6/15/29 @ 100 (b)	379	413
Snap-on, Inc., 4.10%, 3/1/48, Callable 9/1/47 @ 100	115	136
Valmont Industries, Inc., 5.00%, 10/1/44, Callable 4/1/44 @ 100 (b)	279	286
		3,044
Information Technology (5.0%):
Apple, Inc., 4.65%, 2/23/46, Callable 8/23/45 @ 100	117	161
Broadcom Corp., 3.00%, 1/15/22, Callable 12/15/21 @ 100 (b)	160	164
Broadcom, Inc., 5.00%, 4/15/30, Callable 1/15/30 @ 100 (c)	315	361
Cadence Design Systems, Inc., 4.38%, 10/15/24, Callable 7/15/24 @ 100	342	381
Intel Corp., 3.40%, 3/25/25, Callable 2/25/25 @ 100	228	256
Lam Research Corp., 4.00%, 3/15/29, Callable 12/15/28 @ 100 (b)	101	120
Micron Technology, Inc. 4.19%, 2/15/27, Callable 12/15/26 @ 100	124	139
5.33%, 2/6/29, Callable 11/6/28 @ 100	300	359
NetApp, Inc. 3.25%, 12/15/22, Callable 9/15/22 @ 100	150	156
1.88%, 6/22/25, Callable 5/22/25 @ 100 (e)	288	292
NVIDIA Corp., 2.20%, 9/16/21, Callable 8/16/21 @ 100	165	168
PayPal Holdings, Inc., 1.65%, 6/1/25, Callable 5/1/25 @ 100	415	429
Texas Instruments, Inc., 4.15%, 5/15/48, Callable 11/15/47 @ 100	160	208
VMware, Inc., 2.95%, 8/21/22, Callable 7/21/22 @ 100	360	372
		3,566
Materials (0.9%):
Celanese US Holdings LLC, 4.63%, 11/15/22 (b)	210	223
Nucor Corp. 2.00%, 6/1/25, Callable 5/1/25 @ 100 (e)	160	166
4.40%, 5/1/48, Callable 11/1/47 @ 100	102	123
Southern Copper Corp., 5.25%, 11/8/42 (b)	95	113
Steel Dynamics, Inc., 2.40%, 6/15/25, Callable 5/15/25 @ 100 (e)	50	51
		676
Real Estate (1.6%):
Duke Realty LP, 3.05%, 3/1/50, Callable 9/1/49 @ 100	159	166
Highwoods Realty LP, 3.63%, 1/15/23, Callable 10/15/22 @ 100	630	653
Retail Properties of America, Inc., 4.00%, 3/15/25, Callable 12/15/24 @ 100	339	330
		1,149

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Utilities (2.3%):
Arizona Public Service Co., 2.95%, 9/15/27, Callable 6/15/27 @ 100	$250	$270
Consolidated Edison, Inc., 6.30%, 8/15/37 (e)	250	358
NextEra Energy Capital Holdings, Inc., 2.80%, 1/15/23, Callable 12/15/22 @ 100 (b)	310	325
Oklahoma G&E Co., 5.25%, 5/15/41, Callable 11/15/40 @ 100	190	235
Public Service Electric & Gas Co., 3.95%, 5/1/42, MTN, Callable 11/1/41 @ 100 (b)	159	192
Vistra Operations Co. LLC, 3.70%, 1/30/27, Callable 11/30/26 @ 100 (c)	287	294
		1,674
Total Corporate Bonds (Cost $29,747)		31,638
Residential Mortgage-Backed Securities (0.3%)
Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE16, Class M1, 1.50%(LIBOR01M+132bps), 10/25/32, Callable 7/25/20 @ 100 (a)	105	102
JPMorgan Mortgage Trust, Series 2016-4, Class A5, 3.50%, 10/25/46, Callable 9/25/23 @ 100 (b) (c) (d)	117	119
Total Residential Mortgage-Backed Securities (Cost $222)		221
Yankee Dollars (8.5%)
Communication Services (0.8%):
Vodafone Group PLC 3.75%, 1/16/24	321	352
5.25%, 5/30/48	193	250
		602
Consumer Discretionary (0.7%):
Magna International, Inc., 3.63%, 6/15/24, Callable 3/15/24 @ 100	460	505
Consumer Staples (2.1%):
Kerry Group Financial Services Unlimited Co., 3.20%, 4/9/23, Callable 1/9/23 @ 100 (b) (c)	670	700
Suntory Holdings Ltd. 2.55%, 6/28/22, Callable 5/28/22 @ 100 (b) (c)	574	591
2.25%, 10/16/24, Callable 9/16/24 @ 100 (c)	200	208
		1,499
Energy (1.4%):
Canadian Natural Resources Ltd. 2.95%, 1/15/23, Callable 12/15/22 @ 100	140	145
2.05%, 7/15/25, Callable 6/15/25 @ 100 (e)	371	372
Ecopetrol SA, 5.88%, 9/18/23 (b)	325	349
Statoil ASA, 3.95%, 5/15/43	100	115
		981
Financials (2.1%):
Enel Finance International NV, 2.88%, 5/25/22 (b) (c)	415	429
Newcrest Finance Pty Ltd. 5.75%, 11/15/41 (c) (e)	155	202
4.20%, 5/13/50, Callable 11/13/49 @ 100 (c) (e)	110	122

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
NXP BV/NXP Funding LLC, 4.63%, 6/1/23 (c)	$300	$329
NXP BV/NXP Funding LLC/NXP USA, Inc., 2.70%, 5/1/25, Callable 4/1/25 @ 100 (c) (e)	173	181
Total Capital International SA, 2.99%, 6/29/41, Callable 12/29/40 @ 100	195	199
		1,462
Industrials (0.1%):
Canadian National Railway Co., 3.20%, 8/2/46, Callable 2/2/46 @ 100	85	94
Information Technology (0.2%):
Tyco Electronics Group SA, 7.13%, 10/1/37	82	125
Materials (0.7%):
LYB International Finance II BV, 3.50%, 3/2/27, Callable 12/2/26 @ 100 (b) (e)	183	199
Rio Tinto Finance USA Ltd.
3.75%, 6/15/25, Callable 3/15/25 @ 100	190	215
5.20%, 11/2/40	75	105
		519
Utilities (0.4%):
Iberdrola International BV 6.75%, 9/15/33	50	69
6.75%, 7/15/36	152	211
		280
Total Yankee Dollars (Cost $5,775)		6,067
U.S. Government Mortgage-Backed Agencies (29.7%)
Federal Home Loan Mortgage Corp. 9.00%, 4/1/25 (b)	15	16
7.50%, 8/1/29 (b)	9	10
Series 4395, Class PA, 2.50%, 4/15/37 – 7/1/50 (b)	657	689
5.00%, 7/1/39 (b)	646	738
Series 4320, Class AP, 3.50%, 7/15/39 – 10/15/40 (b)	728	766
Series 4444, Class CH, 3.00%, 1/15/41 – 10/1/46 (b)	921	971
Series 4049, Class AB, 2.75%, 12/15/41 (b)	137	141
Series 4494, Class JA, 3.75%, 5/15/42 (b)	564	589
4.50%, 7/1/44 – 12/1/45 (b)	1,235	1,384
		5,304
Federal National Mortgage Association 6.00%, 2/1/37 (b)	117	140
Series 2013-33, Class UD, 2.50%, 4/25/39 – 12/25/47 (b)	1,609	1,682
3.50%, 8/1/39 – 12/25/50 (b)	4,432	4,679
Series 2011-21, Class PA, 4.50%, 5/25/40 (b)	590	623
3.00%, 7/1/40 – 2/25/49 (b)	4,840	5,148
Series 2013-81, Class KA, 2.75%, 9/25/42 (b)	325	337
Series 2015-61, Class PV, 3.50%, 5/25/44 (b) (d)	794	882
Series 2013-44, Class PB, 1.75%, 1/25/43 (b) (d)	8,248	8
4.00%, 3/1/47 – 6/1/49	1,626	1,751
		15,250

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Government National Mortgage Association 4.50%, 10/20/49	$321	$343
3.00%, 2/20/50	346	367
		710
Total U.S. Government Mortgage-Backed Agencies (Cost $20,436)		21,264
U.S. Treasury Obligations (0.1%)
U.S. Treasury Bonds, 2.00%, 2/15/50 (b)	90	103
Total U.S. Treasury Obligations (Cost $97)		103
Collateral for Securities Loaned^ (2.8%)
BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.28% (f)	33,500	34
Fidelity Investments Money Market Government Portfolio, Class I, 0.09% (f)	998,051	998
Goldman Sachs Financial Square Prime Obligations Fund, Institutional Class, 0.30% (f)	229,317	229
JPMorgan Prime Money Market Fund, Capital Class, 0.43% (f)	131,221	131
Morgan Stanley Institutional Liquidity Prime Portfolio, Institutional Class, 0.41% (f)	589,997	590
Total Collateral for Securities Loaned (Cost $1,982)		1,982
Total Investments (Cost $62,689) — 91.5%		65,595
Other assets in excess of liabilities — 8.5%		6,058
NET ASSETS — 100.00%		$71,653

^  Purchased with cash collateral from securities on loan.

(a)  Variable or Floating-Rate Security. Rate disclosed is as of June 30, 2020.

(b)  All or a portion of this security has been segregated as collateral for derivative instruments.

(c)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. As of June 30, 2020, the fair value of these securities was $5,500 (thousands) and amounted to 7.7% of net assets.

(d)  The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at June 30, 2020.

(e)  All or a portion of this security is on loan.

(f)  Rate disclosed is the daily yield on June 30, 2020.

bps — Basis points

LIBOR — London InterBank Offered Rate

LIBOR01M — 1 Month US Dollar LIBOR, rate disclosed as of June 30, 2020, based on the last reset date of the security

LIBOR03M — 3 Month US Dollar LIBOR, rate disclosed as of June 30, 2020, based on the last reset date of the security

LLC — Limited Liability Company

LP — Limited Partnership

MTN — Medium Term Note

PLC — Public Limited Company

See notes to financial statements.

Victory Portfolios Victory INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2020

(Amounts in Thousands, Except for Shares)

Futures Contracts Purchased
(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
2-Year U.S. Treasury Note Future	2	9/30/20	$441,382	$441,656	$274
5-Year U.S. Treasury Note Future	30	9/30/20	3,759,665	3,772,266	12,601
Ultra Long Term U.S. Treasury Bond Future	28	9/21/20	6,108,727	6,108,375	(352)
					$12,523

Futures Contracts Sold
(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
10-Year U.S. Treasury Note Future	15	9/21/20	$2,067,432	$2,087,578	$(20,146)
	Total unrealized appreciation				$12,875
	Total unrealized depreciation				(20,498)
	Total net unrealized appreciation (depreciation)				$(7,623)

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities June 30, 2020

(Amounts in Thousands, Except Per Share Amounts)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
ASSETS:
Investments, at value (Cost $78,774, $217,109 and $1,688,094)	$68,312	(a)	$206,950	(b)	$1,659,148 (c)
Cash and cash equivalents	1,410		456		8,085
Receivables:
Interest and dividends	74		406		2,542
Capital shares issued	257		132		1,414
Investments sold	514		1,027		16,668
From Adviser	3		102		—
Prepaid expenses	40		24		128
Total Assets	70,610		209,097		1,687,985
LIABILITIES:
Payables:
Collateral received on loaned securities	7,714		5,636		97,237
Investments purchased	356		682		17,840
Capital shares redeemed	78		130		3,891
Accrued expenses and other payables:
Investment advisory fees	51		128		1,165
Administration fees	3		11		81
Custodian fees	1		2		13
Transfer agent fees	41		10		248
Compliance fees	—	(d)	—	(d)	1
Trustees' fees	28		—		29
12b-1 fees	4		1		12
Other accrued expenses	17		24		166
Total Liabilities	8,293		6,624		120,683
NET ASSETS:
Capital	84,266		231,681		1,853,528
Total distributable earnings/(loss)	(21,949)		(29,208)		(286,226)
Net Assets	$62,317		$202,473		$1,567,302
Net Assets
Class A Shares	$30,614		$8,574		$79,429
Class C Shares	2,194		44		5,796
Class R Shares	1,990		—		5,303
Class R6 Shares	—		184,503		984,938
Class Y Shares	27,519		9,352		491,836
Total	$62,317		$202,473		$1,567,302
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	1,274		560		3,256
Class C Shares	134		3		279
Class R Shares	89		—		225
Class R6 Shares	—		11,928		38,729
Class Y Shares	1,033		606		19,465
Total	2,530		13,097		61,954
Net asset value, offering (except Class A Shares) and redemption price per share: (e)
Class A Shares	$24.03		$15.30		$24.40
Class C Shares (f)	16.32		15.37		20.81
Class R Shares	22.45		—		23.53
Class R6 Shares	—		15.47		25.43
Class Y Shares	26.64		15.44		25.27
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$25.50		$16.23		$25.89

(a)  Includes $7,344 of securities on loan.

(b)  Includes $5,311 of securities on loan.

(c)  Includes $95,285 of securities on loan.

(d)  Rounds to less than $1 thousand.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities June 30, 2020

(Amounts in Thousands, Except Per Share Amounts)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
ASSETS:
Investments, at value (Cost $125,046, $275,651 and $51,510)	$118,576	(a)	$349,015	(b)	$213,863	(c)
Cash and cash equivalents	965		2,020		1,364
Deposits with brokers for futures contracts	—		—		435
Receivables:
Interest and dividends	168		183		168
Capital shares issued	127		26		18
Variation margin on open futures contracts	—		—		26
From Adviser	24		1		—
Prepaid expenses	25		41		42
Total Assets	119,885		351,286		215,916
LIABILITIES:
Payables:
Collateral received on loaned securities	3,035		2,900		2,191
Investments purchased	531		—		7
Capital shares redeemed	110		115		58
Accrued expenses and other payables:
Investment advisory fees	77		213		35
Administration fees	6		17		11
Custodian fees	1		3		2
Transfer agent fees	—	(d)	128		32
Compliance fees	—	(d)	—	(d)	—	(d)
Trustees' fees	—		157		29
12b-1 fees	—	(d)	34		12
Other accrued expenses	28		50		27
Total Liabilities	3,788		3,617		2,404
NET ASSETS:
Capital	137,427		283,715		44,754
Total distributable earnings/(loss)	(21,330)		63,954		168,758
Net Assets	$116,097		$347,669		$213,512
Net Assets
Class A Shares	$3,241		$311,642		$153,714
Class C Shares	—		5,769		—
Class R Shares	—		—		13,726
Class R6 Shares	80,284		—		—
Class Y Shares	32,572		30,258		46,072
Total	$116,097		$347,669		$213,512
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	241		8,140		7,763
Class C Shares	—		197		—
Class R Shares	—		—		695
Class R6 Shares	5,886		—		—
Class Y Shares	2,395		720		2,308
Total	8,522		9,057		10,766
Net asset value, offering (except Class A Shares) and redemption price per share: (e)
Class A Shares	$13.46		$38.28		$19.80
Class C Shares (f)	—		29.35		—
Class R Shares	—				19.74
Class R6 Shares	13.64		—		—
Class Y Shares	13.60		42.05		19.96
Maximum Sales Charge — Class A Shares	5.75%		5.75%		2.50%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$14.28		$40.62		$20.31

(a)  Includes $2,966 of securities on loan.

(b)  Includes $2,860 of securities on loan.

(c)  Includes $2,165 of securities on loan.

(d)  Rounds to less than $1 thousand.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities June 30, 2020

(Amounts in Thousands, Except Per Share Amounts)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund		Victory Trivalent Emerging Markets Small-Cap Fund
ASSETS:
Investments, at value (Cost $472,467, $10,091 and $7,378)	$618,731	(a)	$12,011	(b)	$8,608	(c)
Foreign currency, at value (Cost $—, $— and $48)	—		—		48
Cash and cash equivalents	1,375		153		25
Receivables:
Interest and dividends	368		3		16
Capital shares issued	174		—		—
Investments sold	—		—		59
From Adviser	3		3		13
Prepaid expenses	68		4		5
Total Assets	620,719		12,174		8,774
LIABILITIES:
Payables:
Collateral received on loaned securities	34,566		1,256		248
Investments purchased	—		84		48
Capital shares redeemed	1,044		—		6
Accrued foreign capital gains taxes	—		—		4
Accrued expenses and other payables:
Investment advisory fees	363		7		7
Administration fees	27		1		—	(d)
Custodian fees	6		—	(d)	6
Transfer agent fees	205		—	(d)	3
Compliance fees	—	(d)	—	(d)	—	(d)
Trustees' fees	32		—		—	(d)
12b-1 fees	28		—	(d)	—	(d)
Other accrued expenses	85		10		24
Total Liabilities	36,356		1,358		346
NET ASSETS:
Capital	449,433		8,106		8,801
Total distributable earnings/(loss)	134,930		2,710		(373)
Net Assets	$584,363		$10,816		$8,428
Net Assets
Class A Shares	$186,571		$359		$933
Class C Shares	14,053		—		—
Class I Shares	—		10,370		—
Class R Shares	12,943		—		—
Class R6 Shares	113,104		—		—
Class Y Shares	257,692		87		7,495
Total	$584,363		$10,816		$8,428
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	15,870		25		79
Class C Shares	2,866		—		—
Class I Shares	—		723		—
Class R Shares	1,297		—		—
Class R6 Shares	7,643		—		—
Class Y Shares	18,215		6		638
Total	45,891		754		717
Net asset value, offering (except Class A Shares) and redemption price per share: (e)
Class A Shares	$11.76		$14.13		$11.74
Class C Shares (f)	4.90		—		—
Class I Shares	—		14.35		—
Class R Shares	9.98		—		—
Class R6 Shares	14.80		—		—
Class Y Shares	14.15		14.20		11.75
Maximum Sales Charge — Class A Shares	5.75%		5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$12.48		$14.99		$12.46

(a)  Includes $34,030 of securities on loan.

(b)  Includes $1,231 of securities on loan.

(c)  Includes $239 of securities on loan.

(d)  Rounds to less than $1 thousand.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Assets and Liabilities June 30, 2020

(Amounts in Thousands, Except Per Share Amounts)

	Victory Trivalent International Fund-Core Equity		Victory Trivalent International Small-Cap Fund		Victory INCORE Total Return Bond Fund
ASSETS:
Investments, at value (Cost $133,760, $1,580,191 and $62,689)	$134,502	(a)	$1,879,788	(b)	$65,595	(c)
Foreign currency, at value (Cost $265, $2,157 and $—)	265		2,157		—
Cash and cash equivalents	1,037		57,503		3,500
Deposits with brokers for swap agreements	—		—		353
Deposits with brokers for futures contracts	—		—		752
Receivables:
Interest and dividends	346		2,571		405
Capital shares issued	—	(d)	1,666		—
Investments sold	104		10,722		3,116
Variation margin on open futures contracts	—		—		2
Reclaims	113		2,261		—
From Adviser	92		595		1
Prepaid expenses	76		111		35
Total Assets	136,535		1,957,374		73,759
LIABILITIES:
Payables:
Collateral received on loaned securities	2,776		57,004		1,982
Investments purchased	405		31,864		—
Capital shares redeemed	3		2,385		19
Variation margin on open futures contracts	—		—		1
Accrued foreign capital gains taxes	44		—		—
Accrued expenses and other payables:
Investment advisory fees	85		1,367		23
Administration fees	7		89		3
Custodian fees	10		44		2
Transfer agent fees	3		459		6
Compliance fees	—	(d)	1		—	(d)
Trustees' fees	44		10		51
12b-1 fees	1		13		1
Other accrued expenses	17		153		18
Total Liabilities	3,395		93,389		2,106
NET ASSETS:
Capital	139,819		1,736,242		73,081
Total distributable earnings/(loss)	(6,679)		127,743		(1,428)
Net Assets	$133,140		$1,863,985		$71,653
Net Assets
Class A Shares	$4,550		$108,115		$11,472
Class C Shares	204		4,327		727
Class I Shares	2,579		1,014,425		—
Class R6 Shares	119,275		73,480		25,999
Class Y Shares	6,532		663,638		33,455
Total	$133,140		$1,863,985		$71,653
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	701		8,425		1,157
Class C Shares	32		346		73
Class I Shares	395		78,403		—
Class R6 Shares	18,167		5,654		2,616
Class Y Shares	1,007		51,528		3,367
Total	20,302		144,356		7,213
Net asset value, offering (except Class A Shares) and redemption price per share: (e)
Class A Shares	$6.49		$12.83		$9.91
Class C Shares (f)	6.46		12.51		9.99
Class I Shares	6.53		12.94		—
Class R6 Shares	6.57		13.00		9.94
Class Y Shares	6.48		12.88		9.94
Maximum Sales Charge — Class A Shares	5.75%		5.75%		2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$6.89		$13.61		$10.11

(a)  Includes $2,626 of securities on loan.

(b)  Includes $54,859 of securities on loan.

(c)  Includes $1,924 of securities on loan.

(d)  Rounds to less than $1 thousand.

(e)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(f)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended June 30, 2020

(Amounts in Thousands)

	Victory Integrity Discovery Fund	Victory Integrity Mid-Cap Value Fund	Victory Integrity Small-Cap Value Fund
Investment Income:
Dividends	$1,378	$5,029	$31,353
Interest	44	41	467
Securities lending (net of fees)	36	15	1,158
Total Income	1,458	5,085	32,978
Expenses:
Investment advisory fees	1,047	1,523	17,799
Administration fees	63	122	1,244
Sub-Administration fees	14	14	14
12b-1 fees — Class A Shares	106	20	281
12b-1 fees — Class C Shares	45	— (a)	86
12b-1 fees — Class R Shares	14	—	40
Custodian fees	8	12	94
Transfer agent fees — Class A Shares	75	13	289
Transfer agent fees — Class C Shares	5	— (a)	14
Transfer agent fees — Class R Shares	11	—	24
Transfer agent fees — Class R6 Shares	—	11	94
Transfer agent fees — Class Y Shares	127	33	1,248
Trustees' fees	7	15	183
Compliance fees	1	2	17
Legal and audit fees	14	20	119
State registration and filing fees	49	63	103
Other expenses	21	41	343
Total Expenses	1,607	1,889	21,992
Expenses waived/reimbursed by Adviser	(9)	(615)	(8)
Net Expenses	1,598	1,274	21,984
Net Investment Income (Loss)	(140)	3,811	10,994
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(10,099)	(20,430)	(254,708)
Net change in unrealized appreciation/depreciation on investments securities	(18,876)	(17,425)	(257,100)
Net realized/unrealized gains (losses) on investments	(28,975)	(37,855)	(511,808)
Change in net assets resulting from operations	$(29,115)	$(34,044)	$(500,814)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended June 30, 2020

(Amounts in Thousands)

	Victory Integrity Small/Mid-Cap Value Fund	Victory Munder Multi-Cap Fund	Victory S&P 500 Index Fund
Investment Income:
Dividends	$2,244	$5,240	$4,249
Interest	27	49	17
Securities lending (net of fees)	23	16	7
Total Income	2,294	5,305	4,273
Expenses:
Investment advisory fees	1,021	2,767	433
Administration fees	77	222	130
Sub-Administration fees	14	14	15
12b-1 fees — Class A Shares	9	826	240
12b-1 fees — Class C Shares	—	82	—
12b-1 fees — Class R Shares	—	—	70
Custodian fees	7	17	11
Transfer agent fees — Class A Shares	4	774	115
Transfer agent fees — Class C Shares	—	16	—
Transfer agent fees — Class R Shares	—	—	10
Transfer agent fees — Class R6 Shares	1	—	—
Transfer agent fees — Class Y Shares	12	33	41
Trustees' fees	12	8	14
Compliance fees	1	3	2
Legal and audit fees	15	30	22
State registration and filing fees	49	49	42
Other expenses	48	97	53
Total Expenses	1,270	4,938	1,198
Expenses waived/reimbursed by Adviser	(185)	(2)	—
Net Expenses	1,085	4,936	1,198
Net Investment Income (Loss)	1,209	369	3,075
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities	(13,324)	(9,321)	27,057
Net realized gains (losses) from futures contracts	—	—	177
Net change in unrealized appreciation/depreciation on investment securities	(14,023)	14,670	(15,349)
Net change in unrealized appreciation/depreciation on futures contracts	—	—	(32)
Net realized/unrealized gains (losses) on investments	(27,347)	5,349	11,853
Change in net assets resulting from operations	$(26,138)	$5,718	$14,928

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended June 30, 2020

(Amounts in Thousands)

	Victory Munder Mid-Cap Core Growth Fund	Victory Munder Small Cap Growth Fund		Victory Trivalent Emerging Markets Small-Cap Fund
Investment Income:
Dividends	$8,076	$32		$257
Interest	93	2		— (a)
Securities lending (net of fees)	210	39		2
Foreign tax withholding	—	—	(a)	(31)
Total Income	8,379	73		228
Expenses:
Investment advisory fees	7,260	82		89
Administration fees	578	6		5
Sub-Administration fees	14	14		14
12b-1 fees — Class A Shares	594	1		2
12b-1 fees — Class C Shares	206	—		—
12b-1 fees — Class R Shares	77	—		—
Custodian fees	42	2		35
Transfer agent fees — Class A Shares	420	—	(a)	2
Transfer agent fees — Class C Shares	23	—		—
Transfer agent fees — Class I Shares	—	1		—
Transfer agent fees — Class R Shares	42	—		—
Transfer agent fees — Class R6 Shares	3	—		—
Transfer agent fees — Class Y Shares	979	—	(a)	12
Trustees' fees	91	2		2
Compliance fees	8	—	(a)	— (a)
Legal and audit fees	61	8		31
State registration and filing fees	99	9		7
Interfund lending fees	— (a)	—		—
Other expenses	93	5		22
Total Expenses	10,590	130		221
Expenses waived/reimbursed by Adviser	(16)	(19)		(99)
Net Expenses	10,574	111		122
Net Investment Income (Loss)	(2,195)	(38)		106
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	254,589	1,238		(722)
Foreign refunds on realized gains	—	—		4
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(273,091)	92		603
Net change in accrued foreign taxes on unrealized gains	—	—		(3)
Net realized/unrealized gains (losses) on investments	(18,502)	1,330		(118)
Change in net assets resulting from operations	$(20,697)	$1,292		$(12)

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

Victory Portfolios	Statements of Operations For the Year Ended June 30, 2020

(Amounts in Thousands)

	Victory Trivalent International Fund-Core Equity	Victory Trivalent International Small-Cap Fund	Victory INCORE Total Return Bond Fund
Investment Income:
Dividends	$2,906	$36,313	$—
Interest	13	206	1,998
Securities lending (net of fees)	10	702	2
Foreign tax withholding	(285)	(4,319)	—
Total Income	2,644	32,902	2,000
Expenses:
Investment advisory fees	805	16,609	279
Administration fees	61	1,075	42
Sub-Administration fees	14	14	14
12b-1 fees — Class A Shares	13	279	30
12b-1 fees — Class C Shares	3	47	6
Custodian fees	77	272	9
Transfer agent fees — Class A Shares	12	368	21
Transfer agent fees — Class C Shares	1	6	1
Transfer agent fees — Class I Shares	— (a)	1,333	—
Transfer agent fees — Class R6 Shares	— (a)	3	— (a)
Transfer agent fees — Class Y Shares	3	948	8
Trustees' fees	2	145	— (a)
Compliance fees	1	14	1
Legal and audit fees	18	117	14
State registration and filing fees	67	120	53
Interfund lending fees	—	— (a)	—
Other expenses	36	349	22
Total Expenses	1,113	21,699	500
Expenses waived/reimbursed by Adviser	(522)	(3,170)	(52)
Net Expenses	591	18,529	448
Net Investment Income (Loss)	2,053	14,373	1,552
Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment securities and foreign currency translations	(4,897)	(70,162)	1,752
Foreign refund on realized gains	2	—	—
Net realized gains (losses) from futures contracts	—	—	644
Net realized gains (losses) from swap agreements	—	—	(60)
Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations	(1,094)	41,304	1,534
Net change in accrued foreign taxes on unrealized gains	(44)	—	—
Net change in unrealized appreciation/depreciation on futures contracts	—	—	(127)
Net change in unrealized appreciation/depreciation on swap agreements	—	—	(84)
Net realized/unrealized gains (losses) on investments	(6,033)	(28,858)	3,659
Change in net assets resulting from operations	$(3,980)	$(14,485)	$5,211

(a)  Rounds to less than $1 thousand.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$(140)	$(330)	$3,811	$1,103	$10,994	$13,966
Net realized gains (losses) from investments	(10,099)	8,051	(20,430)	381	(254,708)	93,034
Net change in unrealized appreciation (depreciation) on investments	(18,876)	(26,515)	(17,425)	53	(257,100)	(275,994)
Change in net assets resulting from operations	(29,115)	(18,794)	(34,044)	1,537	(500,814)	(168,994)
Distributions to Shareholders:
Class A Shares	(1,198)	(7,176)	(45)	(344)	(569)	(19,964)
Class C Shares	(191)	(1,331)	— (a)	—	(49)	(1,740)
Class R Shares	(98)	(416)	—	—	(43)	(1,388)
Class R6 Shares	—	—	(1,711)	(3,355)	(9,755)	(132,215)
Class Y Shares	(1,529)	(7,675)	(108)	(1,186)	(6,764)	(119,134)
Change in net assets resulting from distributions to shareholders	(3,016)	(16,598)	(1,864)	(4,885)	(17,180)	(274,441)
Change in net assets resulting from capital transactions	(37,894)	8,479	153,096	17,762	(238,280)	106,806
Change in net assets	(70,025)	(26,913)	117,188	14,414	(756,274)	(336,629)
Net Assets:
Beginning of period	132,342	159,255	85,285	70,871	2,323,576	2,660,205
End of period	$62,317	$132,342	$202,473	$85,285	$1,567,302	$2,323,576

(a)  Rounds to less than $1 thousand.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
Capital Transactions:
Class A Shares
Proceeds from shares issued	$4,226	$5,964	$3,987	$4,527	$23,461	$34,166
Distributions reinvested	1,058	6,337	44	341	495	15,897
Cost of shares redeemed	(13,704)	(13,955)	(1,868)	(1,512)	(56,674)	(96,628)
Total Class A Shares	$(8,420)	$(1,654)	$2,163	$3,356	$(32,718)	$(46,565)
Class C Shares
Proceeds from shares issued	$219	$1,696	$54	$—	$538	$999
Distributions reinvested	168	1,211	— (a)	—	47	1,688
Cost of shares redeemed	(3,625)	(3,611)	—	—	(3,569)	(5,266)
Total Class C Shares	$(3,238)	$(704)	$54	$—	$(2,984)	$(2,579)
Class R Shares
Proceeds from shares issued	$1,386	$757	$—	$—	$2,040	$3,717
Distributions reinvested	85	319	—	—	35	1,050
Cost of shares redeemed	(1,514)	(631)	—	—	(5,439)	(6,857)
Total Class R Shares	$(43)	$445	$—	$—	$(3,364)	$(2,090)
Class R6 Shares
Proceeds from shares issued	$—	$—	$190,734	$61,340	$354,199	$642,491
Distributions reinvested	—	—	1,707	3,354	9,428	131,665
Cost of shares redeemed	—	—	(31,573)	(11,093)	(292,721)	(297,839)
Total Class R6 Shares	$—	$—	$160,868	$53,601	$70,906	$476,317
Class Y Shares
Proceeds from shares issued	$24,172	$38,967	$4,409	$11,068	$224,939	$396,927
Distributions reinvested	1,407	6,287	107	1,151	6,413	107,455
Cost of shares redeemed	(51,772)	(34,862)	(14,505)	(51,414)	(501,472)	(822,659)
Total Class Y Shares	$(26,193)	$10,392	$(9,989)	$(39,195)	$(270,120)	$(318,277)
Change in net assets resulting from capital transactions	$(37,894)	$8,479	$153,096	$17,762	$(238,280)	$106,806

(continues on next page)
See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Discovery Fund		Victory Integrity Mid-Cap Value Fund		Victory Integrity Small-Cap Value Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
Share Transactions:
Class A Shares
Issued	159	164	250	266	846	1,018
Reinvested	31	220	2	22	15	564
Redeemed	(495)	(392)	(116)	(86)	(1,943)	(2,780)
Total Class A Shares	(305)	(8)	136	202	(1,082)	(1,198)
Class C Shares
Issued	12	71	3	—	22	31
Reinvested	7	60	— (a)	—	2	69
Redeemed	(182)	(145)	—	—	(143)	(175)
Total Class C Shares	(163)	(14)	3	—	(119)	(75)
Class R Shares
Issued	47	22	—	—	81	115
Reinvested	3	12	—	—	1	38
Redeemed	(61)	(19)	—	—	(191)	(202)
Total Class R Shares	(11)	15	—	—	(109)	(49)
Class R6 Shares
Issued	—	—	10,669	3,175	13,497	16,509
Reinvested	—	—	88	216	265	4,473
Redeemed	—	—	(1,948)	(622)	(10,043)	(8,587)
Total Class R6 Shares	—	—	8,809	2,769	3,719	12,395
Class Y Shares
Issued	815	1,053	259	623	8,217	11,317
Reinvested	37	198	6	74	182	3,678
Redeemed	(1,830)	(920)	(852)	(2,599)	(18,245)	(21,266)
Total Class Y Shares	(978)	331	(587)	(1,902)	(9,846)	(6,271)
Change in Shares	(1,457)	324	8,361	1,069	(7,437)	4,802

(a)  Rounds to less than 1 thousand.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$1,209	$1,287	$369	$1,013	$3,075	$3,317
Net realized gains (losses) from investments	(13,324)	(615)	(9,321)	9,639	27,234	13,230
Net change in unrealized appreciation (depreciation) on investments	(14,023)	(2,393)	14,670	(1,122)	(15,381)	4,953
Change in net assets resulting from operations	(26,138)	(1,721)	5,718	9,530	14,928	21,500
Distributions to Shareholders:
Class A Shares	(22)	(133)	(9,781)	(51,484)	(20,471)	(18,352)
Class C Shares	—	—	(265)	(2,164)	—	—
Class R Shares	—	—	—	(42)	(1,715)	(1,523)
Class R6 Shares	(815)	(3,648)	—	—	—	—
Class Y Shares	(283)	(1,460)	(917)	(4,322)	(5,159)	(3,239)
Change in net assets resulting from distributions to shareholders	(1,120)	(5,241)	(10,963)	(58,012)	(27,345)	(23,114)
Change in net assets resulting from capital transactions	8,516	21,860	(34,098)	8,923	(8,722)	6,751
Change in net assets	(18,742)	14,898	(39,343)	(39,559)	(21,139)	5,137
Net Assets:
Beginning of period	134,839	119,941	387,012	426,571	234,651	229,514
End of period	$116,097	$134,839	$347,669	$387,012	$213,512	$234,651

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,437	$1,941	$8,491	$16,228	$12,097	$18,921
Distributions reinvested	22	133	8,468	43,987	17,860	16,274
Cost of shares redeemed	(1,062)	(1,278)	(46,249)	(45,595)	(54,473)	(38,679)
Total Class A Shares	$397	$796	$(29,290)	$14,620	$(24,516)	$(3,484)
Class C Shares
Proceeds from shares issued	$—	$—	$401	$827	$—	$—
Distributions reinvested	—	—	234	1,880	—	—
Cost of shares redeemed	—	—	(4,844)	(9,030)	—	—
Total Class C Shares	$—	$—	$(4,209)	$(6,323)	$—	$—
Class R Shares
Proceeds from shares issued	$—	$—	$—	$121	$4,926	$2,718
Distributions reinvested	—	—	—	41	1,715	1,523
Cost of shares redeemed	—	—	—	(536)	(6,634)	(6,607)
Total Class R Shares	$—	$—	$—	$(374)	$7	$(2,366)
Class R6 Shares
Proceeds from shares issued	$22,861	$87,432	$—	$—	$—	$—
Distributions reinvested	813	3,640	—	—	—	—
Cost of shares redeemed	(20,141)	(13,808)	—	—	—	—
Total Class R6 Shares	$3,533	$77,264	$—	$—	$—	$—
Class Y Shares
Proceeds from shares issued	$8,038	$15,525	$5,469	$5,746	$37,717	$18,127
Distributions reinvested	268	1,442	645	2,912	4,878	3,035
Cost of shares redeemed	(3,720)	(73,167)	(6,713)	(7,658)	(26,808)	(8,561)
Total Class Y Shares	$4,586	$(56,200)	$(599)	$1,000	$15,787	$12,601
Change in net assets resulting from capital transactions	$8,516	$21,860	$(34,098)	$8,923	$(8,722)	$6,751

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Integrity Small/Mid-Cap Value Fund		Victory Munder Multi-Cap Fund		Victory S&P 500 Index Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
Share Transactions:
Class A Shares
Issued	97	119	214	420	612	922
Reinvested	1	9	204	1,330	880	885
Redeemed	(74)	(80)	(1,212)	(1,134)	(2,651)	(1,833)
Total Class A Shares	24	48	(794)	616	(1,159)	(26)
Class C Shares
Issued	—	—	13	29	—	—
Reinvested	—	—	7	73	—	—
Redeemed	—	—	(157)	(267)	—	—
Total Class C Shares	—	—	(137)	(165)	—	—
Class R Shares
Issued	—	—	—	3	246	130
Reinvested	—	—	—	1	85	84
Redeemed	—	—	—	(14)	(326)	(318)
Total Class R Shares	—	—	—	(10)	5	(104)
Class R6 Shares
Issued	1,535	4,833	—	—	—	—
Reinvested	46	251	—	—	—	—
Redeemed	(1,330)	(837)	—	—	—	—
Total Class R6 Shares	251	4,247	—	—	—	—
Class Y Shares
Issued	515	876	142	130	1,848	841
Reinvested	15	100	14	81	239	165
Redeemed	(266)	(3,980)	(162)	(178)	(1,294)	(411)
Total Class Y Shares	264	(3,004)	(6)	33	793	595
Change in Shares	539	1,291	(937)	474	(361)	465

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund		Victory Trivalent Emerging Markets Small-Cap Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$(2,195)	$(5,485)	$(38)	$(60)	$106	$134
Net realized gains (losses) from investments	254,589	814,693	1,238	750	(718)	(914)
Net change in unrealized appreciation (depreciation) on investments	(273,091)	(788,921)	92	27	600	264
Change in net assets resulting from operations	(20,697)	20,287	1,292	717	(12)	(516)
Distributions to Shareholders:
Class A Shares	(127,008)	(122,371)	(18)	(19)	(6)	(88)
Class C Shares	(17,343)	(15,428)	—	—	—	—
Class I Shares	—	—	(702)	(836)	—	—
Class R Shares	(8,983)	(7,032)	—	—	—	—
Class R6 Shares	(74,101)	(237,841)	—	—	—	—
Class Y Shares	(283,629)	(392,568)	(6)	(7)	(74)	(593)
Change in net assets resulting from distributions to shareholders	(511,064)	(775,240)	(726)	(862)	(80)	(681)
Change in net assets resulting from capital transactions	(342,469)	(1,366,402)	950	1,683	(390)	1,083
Change in net assets	(874,230)	(2,121,355)	1,516	1,538	(482)	(114)
Net Assets:
Beginning of period	1,458,593	3,579,948	9,300	7,762	8,910	9,024
End of period	$584,363	$1,458,593	$10,816	$9,300	$8,428	$8,910

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund		Victory Trivalent Emerging Markets Small-Cap Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
Capital Transactions:
Class A Shares
Proceeds from shares issued	$29,605	$50,553	$242	$20	$173	$229
Distributions reinvested	114,821	106,318	18	19	6	88
Cost of shares redeemed	(115,796)	(320,275)	(98)	(19)	(226)	(390)
Total Class A Shares	$28,630	$(163,404)	$162	$20	$(47)	$(73)
Class C Shares
Proceeds from shares issued	$1,741	$3,646	$—	$—	$—	$—
Distributions reinvested	15,847	13,704	—	—	—	—
Cost of shares redeemed	(12,234)	(27,433)	—	—	—	—
Total Class C Shares	$5,354	$(10,083)	$—	$—	$—	$—
Class I Shares
Proceeds from shares issued	$—	$—	$106	$696	$—	$—
Distributions reinvested	—	—	701	836	—	—
Cost of shares redeemed	—	—	(25)	— (a)	—	—
Total Class I Shares	$—	$—	$782	$1,532	$—	$—
Class R Shares
Proceeds from shares issued	$2,169	$3,677	$—	$—	$—	$—
Distributions reinvested	8,785	6,797	—	—	—	—
Cost of shares redeemed	(6,902)	(11,444)	—	—	—	—
Total Class R Shares	$4,052	$(970)	$—	$—	$—	$—
Class R6 Shares
Proceeds from shares issued	$24,724	$481,940	$—	$—	$—	$—
Distributions reinvested	73,891	236,091	—	—	—	—
Cost of shares redeemed	(221,336)	(844,200)	—	—	—	—
Total Class R6 Shares	$(122,721)	$(126,169)	$—	$—	$—	$—
Class Y Shares
Proceeds from shares issued	$133,669	$209,143	$—	$1,194	$449	$1,370
Distributions reinvested	256,344	365,981	6	7	74	593
Cost of shares redeemed	(647,797)	(1,640,900)	—	(1,070)	(866)	(807)
Total Class Y Shares	$(257,784)	$(1,065,776)	$6	$131	$(343)	$1,156
Change in net assets resulting from capital transactions	$(342,469)	$(1,366,402)	$950	$1,683	$(390)	$1,083

(a)  Rounds to less than 1 thousand.

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Munder Mid-Cap Core Growth Fund		Victory Munder Small Cap Growth Fund			Victory Trivalent Emerging Markets Small-Cap Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020		Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
Share Transactions:
Class A Shares
Issued	2,039	2,084	18		1	14	18
Reinvested	8,445	5,520	1		2	1	8
Redeemed	(7,341)	(11,543)	(8)		(2)	(21)	(33)
Total Class A Shares	3,143	(3,939)	11		1	(6)	(7)
Class C Shares
Issued	252	196	—		—	—	—
Reinvested	2,542	1,012	—		—	—	—
Redeemed	(1,609)	(1,393)	—		—	—	—
Total Class C Shares	1,185	(185)	—		—	—	—
Class I Shares
Issued	—	—	8		47	—	—
Reinvested	—	—	50		79	—	—
Redeemed	—	—	(1)		—	—	—
Total Class I Shares	—	—	57		126	—	—
Class R Shares
Issued	188	155	—		—	—	—
Reinvested	752	381	—		—	—	—
Redeemed	(514)	(453)	—		—	—	—
Total Class R Shares	426	83	—		—	—	—
Class R6 Shares
Issued	1,234	13,171	—		—	—	—
Reinvested	4,387	10,877	—		—	—	—
Redeemed	(9,938)	(30,440)	—		—	—	—
Total Class R6 Shares	(4,317)	(6,392)	—		—	—	—
Class Y Shares
Issued	6,000	7,541	—		85	41	114
Reinvested	15,847	17,244	—	(a)	1	6	55
Redeemed	(35,576)	(53,734)	—		(85)	(80)	(69)
Total Class Y Shares	(13,729)	(28,949)	—	(a)	1	(33)	100
Change in Shares	(13,292)	(39,382)	68		128	(39)	93

(a)  Rounds to less than 1 thousand.

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)

	Victory Trivalent International Fund-Core Equity		Victory Trivalent International Small-Cap Fund		Victory INCORE Total Return Bond Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
From Investment Activities:
Operations:
Net investment income (loss)	$2,053	$561	$14,373	$22,210	$1,552	$2,074
Net realized gains (losses) from investments	(4,895)	(34)	(70,162)	(85,679)	2,336	(1,146)
Net change in unrealized appreciation (depreciation) on investments	(1,138)	(1,045)	41,304	(66,159)	1,323	3,342
Change in net assets resulting from operations	(3,980)	(518)	(14,485)	(129,628)	5,211	4,270
Distributions to Shareholders:
Class A Shares	(48)	(201)	(1,886)	(3,262)	(300)	(363)
Class C Shares	— (a)	(16)	(52)	(105)	(10)	(18)
Class I Shares	(33)	(84)	(21,459)	(25,515)	—	—
Class R6 Shares	(902)	(215)	(989)	(1,115)	(710)	(829)
Class Y Shares	(96)	(463)	(13,429)	(20,518)	(881)	(1,392)
Change in net assets resulting from distributions to shareholders	(1,079)	(979)	(37,815)	(50,515)	(1,901)	(2,602)
Change in net assets resulting from capital transactions	116,106	(3,741)	108,621	195,590	(434)	(24,527)
Change in net assets	111,047	(5,238)	56,321	15,447	2,876	(22,859)
Net Assets:
Beginning of period	22,093	27,331	1,807,664	1,792,217	68,777	91,636
End of period	$133,140	$22,093	$1,863,985	$1,807,664	$71,653	$68,777

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Trivalent International Fund-Core Equity		Victory Trivalent International Small-Cap Fund		Victory INCORE Total Return Bond Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
Capital Transactions:
Class A Shares
Proceeds from shares issued	$337	$667	$35,046	$64,032	$1,275	$2,034
Distributions reinvested	42	171	1,735	3,045	252	294
Cost of shares redeemed	(892)	(3,818)	(62,948)	(41,068)	(2,846)	(2,977)
Total Class A Shares	$(513)	$(2,980)	$(26,167)	$26,009	$(1,319)	$(649)
Class C Shares
Proceeds from shares issued	$10	$212	$664	$1,086	$340	$110
Distributions reinvested	— (a)	14	42	93	10	17
Cost of shares redeemed	(118)	(324)	(1,180)	(1,833)	(230)	(537)
Total Class C Shares	$(108)	$(98)	$(474)	$(654)	$120	$(410)
Class I Shares
Proceeds from shares issued	$912	$51	$350,308	$366,357	$—	$—
Distributions reinvested	32	84	10,793	12,641	—	—
Cost of shares redeemed	(469)	(332)	(266,728)	(205,751)	—	—
Total Class I Shares	$475	$(197)	$94,373	$173,247	$—	$—
Class R6 Shares
Proceeds from shares issued	$118,773	$552	$46,552	$17,109	$536	$602
Distributions reinvested	902	215	989	1,115	710	829
Cost of shares redeemed	(2,003)	(806)	(16,987)	(11,123)	(1,392)	(2,574)
Total Class R6 Shares	$117,672	$(39)	$30,554	$7,101	$(146)	$(1,143)
Class Y Shares
Proceeds from shares issued	$241	$3,441	$257,621	$314,622	$1,271	$1,395
Distributions reinvested	87	435	11,950	17,845	617	1,108
Cost of shares redeemed	(1,748)	(4,303)	(259,236)	(342,580)	(977)	(24,828)
Total Class Y Shares	$(1,420)	$(427)	$10,335	$(10,113)	$911	$(22,325)
Change in net assets resulting from capital transactions	$116,106	$(3,741)	$108,621	$195,590	$(434)	$(24,527)

(continues on next page)

See notes to financial statements.

Victory Portfolios	Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Victory Trivalent International Fund-Core Equity		Victory Trivalent International Small-Cap Fund		Victory INCORE Total Return Bond Fund
	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019	Year Ended June 30, 2020	Year Ended June 30, 2019
Share Transactions:
Class A Shares
Issued	51	99	2,784	4,915	133	222
Reinvested	6	28	124	270	26	32
Redeemed	(134)	(534)	(5,054)	(3,114)	(297)	(326)
Total Class A Shares	(77)	(407)	(2,146)	2,071	(138)	(72)
Class C Shares
Issued	1	33	54	86	35	12
Reinvested	— (a)	2	3	8	1	2
Redeemed	(18)	(48)	(97)	(148)	(23)	(59)
Total Class C Shares	(17)	(13)	(40)	(54)	13	(45)
Class I Shares
Issued	135	7	27,996	28,604	—	—
Reinvested	4	14	769	1,114	—	—
Redeemed	(72)	(46)	(23,160)	(16,348)	—	—
Total Class I Shares	67	(25)	5,605	13,370	—	—
Class R6 Shares
Issued	17,546	81	3,656	1,299	55	65
Reinvested	122	35	70	98	74	90
Redeemed	(319)	(115)	(1,331)	(835)	(144)	(280)
Total Class R6 Shares	17,349	1	2,395	562	(15)	(125)
Class Y Shares
Issued	35	475	20,940	24,496	130	153
Reinvested	12	72	855	1,580	64	121
Redeemed	(275)	(649)	(21,266)	(27,208)	(102)	(2,703)
Total Class Y Shares	(228)	(102)	529	(1,132)	92	(2,429)
Change in Shares	17,094	(546)	6,343	14,817	(48)	(2,671)

(a)  Rounds to less than 1 thousand.

See notes to financial statements.

This page is intentionally left blank.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
Victory Integrity Discovery Fund
Class A
Year Ended 6/30/20	$32.28	(0.05)	(7.38)	(7.43)	—	(0.82)	(0.82)
Year Ended 6/30/19	$42.75	(0.11)	(5.61)	(5.72)	—	(4.75)	(4.75)
Year Ended 6/30/18	$41.01	(0.16)	6.40	6.24	—	(4.50)	(4.50)
Year Ended 6/30/17	$32.71	(0.19)	10.10	9.91	—	(1.61)	(1.61)
Year Ended 6/30/16	$38.13	(0.09)	(2.73)	(2.82)	—	(2.65)	(2.65)
Class C
Year Ended 6/30/20	$22.36	(0.22)	(5.00)	(5.22)	—	(0.82)	(0.82)
Year Ended 6/30/19	$31.69	(0.28)	(4.30)	(4.58)	—	(4.75)	(4.75)
Year Ended 6/30/18	$31.69	(0.34)	4.84	4.50	—	(4.50)	(4.50)
Year Ended 6/30/17	$25.76	(0.38)	7.92	7.54	—	(1.61)	(1.61)
Year Ended 6/30/16	$30.85	(0.28)	(2.21)	(2.49)	—	(2.65)	(2.65)
Class R
Year Ended 6/30/20	$30.36	(0.18)	(6.91)	(7.09)	—	(0.82)	(0.82)
Year Ended 6/30/19	$40.76	(0.28)	(5.37)	(5.65)	—	(4.75)	(4.75)
Year Ended 6/30/18	$39.49	(0.28)	6.05	5.77	—	(4.50)	(4.50)
Year Ended 6/30/17	$31.71	(0.37)	9.76	9.39	—	(1.61)	(1.61)
Year Ended 6/30/16	$37.21	(0.24)	(2.66)	(2.90)	—	(2.65)	(2.65)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.16% for the year ended June 30, 2016. (See Note 8).
See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contributions from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Integrity Discovery Fund
Class A
Year Ended 6/30/20	—	$24.03	(23.78)%		1.59%	(0.18)%	1.59%	$30,614	40%
Year Ended 6/30/19	—	$32.28	(12.02)%		1.55%	(0.29)%	1.55%	$50,963	40%
Year Ended 6/30/18	—	$42.75	15.76%		1.54%	(0.39)%	1.54%	$67,840	45%
Year Ended 6/30/17	—	$41.01	30.36%		1.55%	(0.50)%	1.55%	$85,228	110%
Year Ended 6/30/16	0.05	$32.71	(7.34	)%(c)	1.60%	(0.27)%	1.60%	$48,759	42%
Class C
Year Ended 6/30/20	—	$16.32	(24.42)%		2.46%	(1.09)%	2.52%	$2,194	40%
Year Ended 6/30/19	—	$22.36	(12.74)%		2.34%	(1.07)%	2.34%	$6,633	40%
Year Ended 6/30/18	—	$31.69	14.88%		2.32%	(1.10)%	2.32%	$9,871	45%
Year Ended 6/30/17	—	$31.69	29.33%		2.36%	(1.28)%	2.36%	$15,796	110%
Year Ended 6/30/16	0.05	$25.76	(8.04	)%(c)	2.38%	(1.05)%	2.38%	$14,096	42%
Class R
Year Ended 6/30/20	—	$22.45	(24.10)%		2.08%	(0.65)%	2.33%	$1,990	40%
Year Ended 6/30/19	—	$30.36	(12.49)%		2.08%	(0.84)%	2.41%	$3,038	40%
Year Ended 6/30/18	—	$40.76	15.15%		2.08%	(0.70)%	2.27%	$3,465	45%
Year Ended 6/30/17	—	$39.49	29.67%		2.08%	(0.99)%	2.56%	$2,291	110%
Year Ended 6/30/16	0.05	$31.71	(7.76	)%(c)	2.08%	(0.75)%	2.39%	$1,696	42%

(continues on next page)

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income		Net Realized Gains from Investments	Total Distributions
Victory Integrity Discovery Fund
Class Y
Year Ended 6/30/20	$35.65	— (d)	(8.19)	(8.19)	—		(0.82)	(0.82)
Year Ended 6/30/19	$46.47	(0.03)	(6.04)	(6.07)	—		(4.75)	(4.75)
Year Ended 6/30/18	$44.11	(0.05)	6.91	6.86	—	(d)	(4.50)	(4.50)
Year Ended 6/30/17	$35.02	(0.13)	10.83	10.70	—		(1.61)	(1.61)
Year Ended 6/30/16	$40.52	(0.01)	(2.89)	(2.90)	—		(2.65)	(2.65)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.16% for the year ended June 30, 2016. (See Note 8).

(d)  Amount is less than $0.005 per share.

(e)  Amount is less than 0.005%.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets				Supplemental Data
	Capital Contributions from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses	Net Investment Income (Loss)		Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Integrity Discovery Fund
Class Y
Year Ended 6/30/20	—	$26.64	(23.64)%		1.38%	—	%(e)	1.38%	$27,519	40%
Year Ended 6/30/19	—	$35.65	(11.81)%		1.30%	(0.06)%		1.30%	$71,708	40%
Year Ended 6/30/18	—	$46.47	16.08%		1.28%	(0.12)%		1.28%	$78,079	45%
Year Ended 6/30/17	—	$44.11	30.62%		1.38%	(0.30)%		1.38%	$49,468	110%
Year Ended 6/30/16	0.05	$35.02	(7.10	)%(c)	1.35%	(0.03)%		1.35%	$27,622	42%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Integrity Mid-Cap Value Fund
Class A
Year Ended 6/30/20	$17.86	0.24	(2.70)		(2.46)	(0.10)	—
Year Ended 6/30/19	$19.17	0.19	(0.32	)(e)	(0.13)	(0.19)	(0.99)
Year Ended 6/30/18	$17.91	0.19	1.84		2.03	(0.15)	(0.62)
Year Ended 6/30/17	$15.43	0.03	2.45		2.48	—	—
Year Ended 6/30/16	$15.54	0.07	(0.01	)(e)	0.06	(0.04)	(0.13)
Class C
11/4/19(f) through 6/30/20	$18.75	0.11	(3.39)		(3.28)	(0.10)	—
Class R6
Year Ended 6/30/20	$18.02	0.33	(2.74)		(2.41)	(0.14)	—
Year Ended 6/30/19	$19.30	0.26	(0.32	)(e)	(0.06)	(0.23)	(0.99)
Year Ended 6/30/18	$18.02	0.22	1.87		2.09	(0.19)	(0.62)
Year Ended 6/30/17	$15.53	0.12	2.43		2.55	(0.06)	—
12/15/15(f) through 6/30/16	$14.38	0.06	1.30	(e)	1.36	(0.08)	(0.13)
Class Y
Year Ended 6/30/20	$18.02	0.25	(2.68)		(2.43)	(0.15)	—
Year Ended 6/30/19	$19.34	0.28	(0.37	)(e)	(0.09)	(0.24)	(0.99)
Year Ended 6/30/18	$18.06	0.24	1.85		2.09	(0.19)	(0.62)
Year Ended 6/30/17	$15.58	0.13	2.43		2.56	(0.08)	—
Year Ended 6/30/16	$15.65	0.13	(0.02	)(e)	0.11	(0.05)	(0.13)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Not annualized for periods less than one year.

(c)  Annualized for periods less than one year.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(f)  Commencement of operations.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)(b)	Net Expenses(c)	Net Investment Income (Loss)(c)	Gross Expenses(c)	Net Assets, End of Period (000's)	Portfolio Turnover(b)(d)
Victory Integrity Mid-Cap Value Fund
Class A
Year Ended 6/30/20	(0.10)	$15.30	(13.90)%	1.00%	1.40%	1.43%	$8,574	82%
Year Ended 6/30/19	(1.18)	$17.86	0.36%	1.00%	1.05%	1.51%	$7,567	73%
Year Ended 6/30/18	(0.77)	$19.17	11.32%	1.09%	1.01%	1.67%	$4,255	73%
Year Ended 6/30/17	—	$17.91	16.07%	1.35%	0.19%	1.94%	$2,864	68%
Year Ended 6/30/16	(0.17)	$15.43	0.41%	1.50%	0.44%	1.63%	$11,086	71%
Class C
11/4/19(f) through 6/30/20	(0.10)	$15.37	(17.55)%	1.75%	1.02%	43.95%	$44	82%
Class R6
Year Ended 6/30/20	(0.14)	$15.47	(13.53)%	0.60%	1.93%	0.88%	$184,503	82%
Year Ended 6/30/19	(1.22)	$18.02	0.72%	0.60%	1.43%	0.94%	$56,232	73%
Year Ended 6/30/18	(0.81)	$19.30	11.68%	0.77%	1.14%	1.17%	$6,750	73%
Year Ended 6/30/17	(0.06)	$18.02	16.42%	0.89%	0.71%	3.01%	$1,375	68%
12/15/15(f) through 6/30/16	(0.21)	$15.53	9.50%	1.04%	0.75%	3.10%	$726	71%
Class Y
Year Ended 6/30/20	(0.15)	$15.44	(13.67)%	0.75%	1.46%	1.21%	$9,352	82%
Year Ended 6/30/19	(1.23)	$18.02	0.58%	0.75%	1.52%	1.17%	$21,486	73%
Year Ended 6/30/18	(0.81)	$19.34	11.58%	0.84%	1.25%	1.13%	$59,866	73%
Year Ended 6/30/17	(0.08)	$18.06	16.43%	0.89%	0.74%	1.18%	$47,989	68%
Year Ended 6/30/16	(0.18)	$15.58	0.73%	1.15%	0.85%	1.15%	$8,442	71%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income		Net Realized Gains from Investments	Total Distributions
Victory Integrity Small-Cap Value Fund
Class A
Year Ended 6/30/20	$32.37	0.03	(7.86)	(7.83)	—		(0.14)	(0.14)
Year Ended 6/30/19	$40.06	0.09	(3.59)	(3.50)	—		(4.19)	(4.19)
Year Ended 6/30/18	$37.70	(0.04)	4.76	4.72	—		(2.36)	(2.36)
Year Ended 6/30/17	$30.72	(0.08)	7.06	6.98	—		—	—
Year Ended 6/30/16	$33.48	0.01	(2.31)	(2.30)	—		(0.46)	(0.46)
Class C
Year Ended 6/30/20	$27.85	(0.17)	(6.73)	(6.90)	—		(0.14)	(0.14)
Year Ended 6/30/19	$35.40	(0.13)	(3.23)	(3.36)	—		(4.19)	(4.19)
Year Ended 6/30/18	$33.76	(0.24)	4.24	4.00	—		(2.36)	(2.36)
Year Ended 6/30/17	$27.69	(0.28)	6.35	6.07	—		—	—
Year Ended 6/30/16	$30.45	(0.19)	(2.11)	(2.30)	—		(0.46)	(0.46)
Class R
Year Ended 6/30/20	$31.32	(0.05)	(7.60)	(7.65)	—		(0.14)	(0.14)
Year Ended 6/30/19	$39.02	(0.01)	(3.50)	(3.51)	—		(4.19)	(4.19)
Year Ended 6/30/18	$36.86	(0.13)	4.65	4.52	—		(2.36)	(2.36)
Year Ended 6/30/17	$30.11	(0.16)	6.91	6.75	—		—	—
Year Ended 6/30/16	$33.00	(0.06)	(2.37)	(2.43)	—	(c)	(0.46)	(0.46)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contributions from Prior Custodian, Net (See Note 8)		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Integrity Small-Cap Value Fund
Class A
Year Ended 6/30/20	—		$24.40	(24.33)%	1.48%	0.10%	1.48%	$79,429	80%
Year Ended 6/30/19	—		$32.37	(7.16)%	1.50%	0.25%	1.58%	$140,439	72%
Year Ended 6/30/18	—		$40.06	12.55%	1.50%	(0.10)%	1.54%	$221,775	70%
Year Ended 6/30/17	—		$37.70	22.72%	1.50%	(0.22)%	1.52%	$219,113	58%
Year Ended 6/30/16	—	(c)	$30.72	(6.87)%	1.50%	0.04%	1.57%	$216,492	47%
Class C
Year Ended 6/30/20	—		$20.81	(24.91)%	2.25%	(0.69)%	2.25%	$5,796	80%
Year Ended 6/30/19	—		$27.85	(7.79)%	2.16%	(0.42)%	2.16%	$11,083	72%
Year Ended 6/30/18	—		$35.40	11.86%	2.13%	(0.70)%	2.13%	$16,746	70%
Year Ended 6/30/17	—		$33.76	21.92%	2.16%	(0.89)%	2.16%	$27,015	58%
Year Ended 6/30/16	—	(c)	$27.69	(7.56)%	2.22%	(0.68)%	2.22%	$27,987	47%
Class R
Year Ended 6/30/20	—		$23.53	(24.54)%	1.75%	(0.19)%	1.86%	$5,303	80%
Year Ended 6/30/19	—		$31.32	(7.39)%	1.75%	(0.03)%	1.99%	$10,451	72%
Year Ended 6/30/18	—		$39.02	12.29%	1.75%	(0.35)%	1.89%	$14,952	70%
Year Ended 6/30/17	—		$36.86	22.42%	1.75%	(0.46)%	2.06%	$15,317	58%
Year Ended 6/30/16	—	(c)	$30.11	(7.36)%	1.75%	(0.19)%	1.96%	$15,042	47%

(continues on next page)

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
Victory Integrity Small-Cap Value Fund
Class R6
Year Ended 6/30/20	$33.70	0.19	(8.18)	(7.99)	(0.14)	(0.14)	(0.28)
Year Ended 6/30/19	$41.51	0.24	(3.67)	(3.43)	(0.19)	(4.19)	(4.38)
Year Ended 6/30/18	$38.86	0.18	4.92	5.10	(0.09)	(2.36)	(2.45)
Year Ended 6/30/17	$31.60	0.12	7.28	7.40	(0.14)	—	(0.14)
Year Ended 6/30/16	$34.31	0.18	(2.38)	(2.20)	(0.05)	(0.46)	(0.51)
Class Y
Year Ended 6/30/20	$33.49	0.14	(8.13)	(7.99)	(0.09)	(0.14)	(0.23)
Year Ended 6/30/19	$41.25	0.21	(3.67)	(3.46)	(0.11)	(4.19)	(4.30)
Year Ended 6/30/18	$38.63	0.11	4.89	5.00	(0.02)	(2.36)	(2.38)
Year Ended 6/30/17	$31.45	0.05	7.23	7.28	(0.10)	—	(0.10)
Year Ended 6/30/16	$34.15	0.13	(2.37)	(2.24)	— (c)	(0.46)	(0.46)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contributions from Prior Custodian, Net (See Note 8)		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Integrity Small-Cap Value Fund
Class R6
Year Ended 6/30/20	—		$25.43	(23.95)%	0.97%	0.64%	0.97%	$984,938	80%
Year Ended 6/30/19	—		$33.70	(6.67)%	0.96%	0.65%	0.96%	$1,179,915	72%
Year Ended 6/30/18	—		$41.51	13.17%	0.95%	0.45%	0.95%	$938,831	70%
Year Ended 6/30/17	—		$38.86	23.40%	0.96%	0.33%	0.96%	$871,150	58%
Year Ended 6/30/16	—	(c)	$31.60	(6.41)%	1.00%	0.57%	1.00%	$608,927	47%
Class Y
Year Ended 6/30/20	—		$25.27	(24.04)%	1.11%	0.47%	1.11%	$491,836	80%
Year Ended 6/30/19	—		$33.49	(6.83)%	1.12%	0.58%	1.12%	$981,688	72%
Year Ended 6/30/18	—		$41.25	13.01%	1.12%	0.28%	1.12%	$1,467,901	70%
Year Ended 6/30/17	—		$38.63	23.14%	1.15%	0.13%	1.15%	$1,329,435	58%
Year Ended 6/30/16	—	(c)	$31.45	(6.54)%	1.15%	0.40%	1.15%	$981,741	47%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Integrity Small/Mid-Cap Value Fund
Class A
Year Ended 6/30/20	$16.70	0.10	(3.24)	(3.14)	(0.10)	—
Year Ended 6/30/19	$17.75	0.12	(0.53)	(0.41)	(0.12)	(0.52)
Year Ended 6/30/18	$16.04	0.07	1.89	1.96	(0.05)	(0.20)
Year Ended 6/30/17	$13.26	0.02	2.76	2.78	—	—
Year Ended 6/30/16	$14.08	0.02	(0.81)	(0.79)	(0.03)	—
Class R6
Year Ended 6/30/20	$16.91	0.15	(3.28)	(3.13)	(0.14)	—
Year Ended 6/30/19	$17.96	0.14	(0.51)	(0.37)	(0.16)	(0.52)
Year Ended 6/30/18	$16.20	0.05	1.99	2.04	(0.08)	(0.20)
Year Ended 6/30/17	$13.35	0.03	2.82	2.85	—	—
Year Ended 6/30/16	$14.17	0.05	(0.81)	(0.76)	(0.06)	—
Class Y
Year Ended 6/30/20	$16.86	0.14	(3.27)	(3.13)	(0.13)	—
Year Ended 6/30/19	$17.92	0.22	(0.60)	(0.38)	(0.16)	(0.52)
Year Ended 6/30/18	$16.17	0.12	1.91	2.03	(0.08)	(0.20)
Year Ended 6/30/17	$13.35	0.06	2.78	2.84	(0.02)	—
Year Ended 6/30/16	$14.16	0.05	(0.81)	(0.76)	(0.05)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Integrity Small/Mid-Cap Value Fund
Class A
Year Ended 6/30/20	(0.10)	$13.46	(18.97)%	1.13%	0.67%	1.65%	$3,241	72%
Year Ended 6/30/19	(0.64)	$16.70	(1.66)%	1.13%	0.70%	1.71%	$3,626	67%
Year Ended 6/30/18	(0.25)	$17.75	12.16%	1.13%	0.42%	1.74%	$2,996	77%
Year Ended 6/30/17	—	$16.04	20.97%	1.21%	0.13%	2.40%	$2,304	65%
Year Ended 6/30/16	(0.03)	$13.26	(5.59)%	1.50%	0.13%	2.15%	$716	60%
Class R6
Year Ended 6/30/20	(0.14)	$13.64	(18.70)%	0.83%	0.97%	0.97%	$80,284	72%
Year Ended 6/30/19	(0.68)	$16.91	(1.39)%	0.83%	0.86%	0.96%	$95,286	67%
Year Ended 6/30/18	(0.28)	$17.96	12.54%	0.83%	0.28%	1.26%	$24,926	77%
Year Ended 6/30/17	—	$16.20	21.35%	1.09%	0.20%	1.96%	$18	65%
Year Ended 6/30/16	(0.06)	$13.35	(5.33)%	1.21%	0.40%	1.58%	$3,381	60%
Class Y
Year Ended 6/30/20	(0.13)	$13.60	(18.73)%	0.88%	0.92%	1.01%	$32,572	72%
Year Ended 6/30/19	(0.68)	$16.86	(1.45)%	0.88%	1.30%	1.03%	$35,927	67%
Year Ended 6/30/18	(0.28)	$17.92	12.51%	0.88%	0.67%	1.13%	$92,019	77%
Year Ended 6/30/17	(0.02)	$16.17	21.25%	0.96%	0.38%	1.21%	$53,509	65%
Year Ended 6/30/16	(0.05)	$13.35	(5.34)%	1.25%	0.37%	1.26%	$18,918	60%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
Victory Munder Multi-Cap Fund
Class A
Year Ended 6/30/20	$38.75	0.03	0.65		0.68	(0.10)	(1.05)	(1.15)
Year Ended 6/30/19	$44.99	0.10	0.08		0.18	—	(6.42)	(6.42)
Year Ended 6/30/18	$41.77	(0.03)	5.71		5.68	— (c)	(2.46)	(2.46)
Year Ended 6/30/17	$35.58	0.02	6.17		6.19	—	—	—
Year Ended 6/30/16	$44.91	0.01	(1.58)		(1.57)	—	(7.80)	(7.80)
Class C
Year Ended 6/30/20	$30.10	(0.22)	0.52		0.30	—	(1.05)	(1.05)
Year Ended 6/30/19	$36.81	(0.16)	(0.13	)(f)	(0.29)	—	(6.42)	(6.42)
Year Ended 6/30/18	$34.82	(0.34)	4.79		4.45	—	(2.46)	(2.46)
Year Ended 6/30/17	$29.90	(0.26)	5.18		4.92	—	—	—
Year Ended 6/30/16	$39.29	(0.27)	(1.36)		(1.63)	—	(7.80)	(7.80)
Class Y
Year Ended 6/30/20	$42.42	0.19	0.72		0.91	(0.23)	(1.05)	(1.28)
Year Ended 6/30/19	$48.41	0.27	0.16		0.43	—	(6.42)	(6.42)
Year Ended 6/30/18	$44.62	0.14	6.11		6.25	—	(2.46)	(2.46)
Year Ended 6/30/17	$37.86	0.17	6.59		6.76	—	—	—
Year Ended 6/30/16	$47.10	0.20	(1.68)		(1.48)	—	(7.80)	(7.80)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

(d)  During the year ended June 30, 2018, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was an increase of 0.22%.

(e)  The Fund received monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.10% for the year ended June 30, 2016. (See Note 8).

(f)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contribution from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Munder Multi-Cap Fund
Class A
Year Ended 6/30/20	—	$38.28	1.53%		1.35%	0.09%	1.35%	$311,642	100%
Year Ended 6/30/19	—	$38.75	2.86%		1.36%	0.25%	1.36%	$346,180	107%
Year Ended 6/30/18	—	$44.99	13.37	%(d)	1.36%	(0.07)%	1.36%	$374,259	123%
Year Ended 6/30/17	—	$41.77	17.40%		1.38%	0.04%	1.38%	$341,279	109%
Year Ended 6/30/16	0.04	$35.58	(4.01	)%(e)	1.46%	0.03%	1.46%	$318,712	117%
Class C
Year Ended 6/30/20	—	$29.35	0.69%		2.18%	(0.73)%	2.20%	$5,769	100%
Year Ended 6/30/19	—	$30.10	2.21%		2.07%	(0.48)%	2.07%	$10,056	107%
Year Ended 6/30/18	—	$36.81	12.48	%(d)	2.16%	(0.91)%	2.16%	$18,383	123%
Year Ended 6/30/17	—	$34.82	16.45%		2.21%	(0.80)%	2.21%	$57,690	109%
Year Ended 6/30/16	0.04	$29.90	(4.82	)%(e)	2.28%	(0.79)%	2.28%	$68,112	117%
Class Y
Year Ended 6/30/20	—	$42.05	1.92%		0.99%	0.46%	0.99%	$30,258	100%
Year Ended 6/30/19	—	$42.42	3.21%		1.00%	0.61%	1.00%	$30,776	107%
Year Ended 6/30/18	—	$48.41	13.81	%(d)	1.00%	0.29%	1.00%	$33,503	123%
Year Ended 6/30/17	—	$44.62	17.86%		1.01%	0.42%	1.01%	$24,032	109%
Year Ended 6/30/16	0.04	$37.86	(3.61	)%(e)	1.01%	0.47%	1.01%	$20,477	117%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
Victory S&P 500 Index Fund
Class A
Year Ended 6/30/20	$21.07	0.29	1.20	1.49	(0.28)	(2.48)	(2.76)
Year Ended 6/30/19	$21.52	0.31	1.43	1.74	(0.33)	(1.86)	(2.19)
Year Ended 6/30/18	$22.20	0.31	2.65	2.96	(0.31)	(3.33)	(3.64)
Year Ended 6/30/17	$20.54	0.31	3.08	3.39	(0.34)	(1.39)	(1.73)
Year Ended 6/30/16	$22.24	0.34	0.36	0.70	(0.35)	(2.07)	(2.42)
Class R
Year Ended 6/30/20	$21.01	0.21	1.21	1.42	(0.21)	(2.48)	(2.69)
Year Ended 6/30/19	$21.47	0.22	1.43	1.65	(0.25)	(1.86)	(2.11)
Year Ended 6/30/18	$22.15	0.21	2.66	2.87	(0.22)	(3.33)	(3.55)
Year Ended 6/30/17	$20.51	0.22	3.06	3.28	(0.25)	(1.39)	(1.64)
Year Ended 6/30/16	$22.23	0.25	0.35	0.60	(0.27)	(2.07)	(2.34)
Class Y
Year Ended 6/30/20	$21.22	0.32	1.21	1.53	(0.31)	(2.48)	(2.79)
Year Ended 6/30/19	$21.66	0.33	1.45	1.78	(0.36)	(1.86)	(2.22)
Year Ended 6/30/18	$22.31	0.35	2.67	3.02	(0.34)	(3.33)	(3.67)
Year Ended 6/30/17	$20.64	0.36	3.08	3.44	(0.38)	(1.39)	(1.77)
Year Ended 6/30/16	$22.33	0.39	0.36	0.75	(0.39)	(2.07)	(2.46)
(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  The Fund is receiving monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.09% for the year ended June 30, 2016. (See Note 8).

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contributions from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory S&P 500 Index Fund
Class A
Year Ended 6/30/20	—	$19.80	6.96%		0.55%	1.42%	0.55%	$153,714	4%
Year Ended 6/30/19	—	$21.07	9.80%		0.53%	1.46%	0.53%	$188,004	3%
Year Ended 6/30/18	—	$21.52	13.73%		0.55%	1.38%	0.55%	$192,530	2%
Year Ended 6/30/17	—	$22.20	17.16%		0.58%	1.47%	0.58%	$192,390	4%
Year Ended 6/30/16	0.02	$20.54	3.49	%(c)	0.58%	1.66%	0.58%	$186,089	4%
Class R
Year Ended 6/30/20	—	$19.74	6.57%		0.95%	1.02%	0.95%	$13,726	4%
Year Ended 6/30/19	—	$21.01	9.31%		0.96%	1.04%	0.96%	$14,501	3%
Year Ended 6/30/18	—	$21.47	13.31%		0.97%	0.97%	0.97%	$17,052	2%
Year Ended 6/30/17	—	$22.15	16.59%		1.03%	1.02%	1.03%	$15,487	4%
Year Ended 6/30/16	0.02	$20.51	3.03	%(c)	1.02%	1.23%	1.02%	$13,221	4%
Class Y
Year Ended 6/30/20	—	$19.96	7.07%		0.43%	1.56%	0.43%	$46,072	4%
Year Ended 6/30/19	—	$21.22	9.93%		0.43%	1.57%	0.43%	$32,146	3%
Year Ended 6/30/18	—	$21.66	13.96%		0.39%	1.57%	0.39%	$19,932	2%
Year Ended 6/30/17	—	$22.31	17.33%		0.40%	1.66%	0.40%	$28,148	4%
Year Ended 6/30/16	0.02	$20.64	3.74	%(c)	0.38%	1.86%	0.38%	$35,777	4%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments		Total from Investment Activities	Net Realized Gains From Investments	Total Distributions
Victory Munder Mid-Cap Core Growth Fund
Class A
Year Ended 6/30/20	$22.95	(0.07)	0.01	(c)	(0.06)	(11.13)	(11.13)
Year Ended 6/30/19	$34.56	(0.13)	(0.72	)(c)	(0.85)	(10.76)	(10.76)
Year Ended 6/30/18	$37.21	(0.11)	4.55		4.44	(7.09)	(7.09)
Year Ended 6/30/17	$35.99	(0.08)	5.79		5.71	(4.49)	(4.49)
Year Ended 6/30/16	$43.31	(0.08)	(3.36)		(3.44)	(3.88)	(3.88)
Class C
Year Ended 6/30/20	$15.96	(0.10)	0.17	(c)	0.07	(11.13)	(11.13)
Year Ended 6/30/19	$27.98	(0.23)	(1.03	)(c)	(1.26)	(10.76)	(10.76)
Year Ended 6/30/18	$31.54	(0.29)	3.82		3.53	(7.09)	(7.09)
Year Ended 6/30/17	$31.34	(0.27)	4.96		4.69	(4.49)	(4.49)
Year Ended 6/30/16	$38.51	(0.29)	(3.00)		(3.29)	(3.88)	(3.88)
Class R
Year Ended 6/30/20	$21.16	(0.09)	0.04	(c)	(0.05)	(11.13)	(11.13)
Year Ended 6/30/19	$32.91	(0.20)	(0.79	)(c)	(0.99)	(10.76)	(10.76)
Year Ended 6/30/18	$35.82	(0.20)	4.38		4.18	(7.09)	(7.09)
Year Ended 6/30/17	$34.89	(0.16)	5.58		5.42	(4.49)	(4.49)
Year Ended 6/30/16	$42.22	(0.17)	(3.28)		(3.45)	(3.88)	(3.88)
Class R6
Year Ended 6/30/20	$26.00	— (d)	(0.07)		(0.07)	(11.13)	(11.13)
Year Ended 6/30/19	$37.36	— (d)	(0.60	)(c)	(0.60)	(10.76)	(10.76)
Year Ended 6/30/18	$39.55	0.06	4.84		4.90	(7.09)	(7.09)
Year Ended 6/30/17	$37.82	0.10	6.12		6.22	(4.49)	(4.49)
Year Ended 6/30/16	$45.11	0.10	(3.51)		(3.41)	(3.88)	(3.88)
Class Y
Year Ended 6/30/20	$25.37	(0.04)	(0.05)		(0.09)	(11.13)	(11.13)
Year Ended 6/30/19	$36.79	(0.07)	(0.59	)(c)	(0.66)	(10.76)	(10.76)
Year Ended 6/30/18	$39.10	(0.01)	4.79		4.78	(7.09)	(7.09)
Year Ended 6/30/17	$37.51	0.02	6.06		6.08	(4.49)	(4.49)
Year Ended 6/30/16	$44.85	0.02	(3.48)		(3.46)	(3.88)	(3.88)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)  Amount is less than $0.005 per share.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contributions from Prior Custodian, Net (See Note 8)		Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Munder Mid-Cap Core Growth Fund
Class A
Year Ended 6/30/20	—		$11.76	(3.04)%	1.29%	(0.40)%	1.29%	$186,571	86%
Year Ended 6/30/19	—		$22.95	4.18%	1.28%	(0.49)%	1.28%	$292,120	82%
Year Ended 6/30/18	—		$34.56	12.08%	1.28%	(0.29)%	1.28%	$575,926	50%
Year Ended 6/30/17	—		$37.21	17.18%	1.31%	(0.21)%	1.31%	$657,496	55%
Year Ended 6/30/16	—	(d)	$35.99	(7.94)%	1.32%	(0.21)%	1.34%	$970,418	40%
Class C
Year Ended 6/30/20	—		$4.90	(3.82)%	2.03%	(1.15)%	2.03%	$14,053	86%
Year Ended 6/30/19	—		$15.96	3.51%	1.94%	(1.14)%	1.94%	$26,825	82%
Year Ended 6/30/18	—		$27.98	11.28%	1.96%	(0.94)%	1.96%	$52,210	50%
Year Ended 6/30/17	—		$31.54	16.43%	1.97%	(0.88)%	1.97%	$148,305	55%
Year Ended 6/30/16	—	(d)	$31.34	(8.58)%	2.00%	(0.89)%	2.00%	$200,199	40%
Class R
Year Ended 6/30/20	—		$9.98	(3.28)%	1.57%	(0.68)%	1.67%	$12,943	86%
Year Ended 6/30/19	—		$21.16	3.85%	1.57%	(0.79)%	1.69%	$18,438	82%
Year Ended 6/30/18	—		$32.91	11.79%	1.57%	(0.58)%	1.65%	$25,939	50%
Year Ended 6/30/17	—		$35.82	16.87%	1.57%	(0.47)%	1.64%	$32,913	55%
Year Ended 6/30/16	—	(d)	$34.89	(8.19)%	1.57%	(0.46)%	1.62%	$39,928	40%
Class R6
Year Ended 6/30/20	—		$14.80	(2.60)%	0.86%	0.01%	0.86%	$113,104	86%
Year Ended 6/30/19	—		$26.00	4.57%	0.87%	(0.01)%	0.87%	$310,949	82%
Year Ended 6/30/18	—		$37.36	12.56%	0.84%	0.15%	0.84%	$685,568	50%
Year Ended 6/30/17	—		$39.55	17.73%	0.85%	0.26%	0.85%	$761,607	55%
Year Ended 6/30/16	—	(d)	$37.82	(7.54)%	0.87%	0.25%	0.87%	$752,971	40%
Class Y
Year Ended 6/30/20	—		$14.15	(2.76)%	1.04%	(0.18)%	1.04%	$257,692	86%
Year Ended 6/30/19	—		$25.37	4.47%	1.02%	(0.22)%	1.02%	$810,261	82%
Year Ended 6/30/18	—		$36.79	12.38%	1.01%	(0.02)%	1.01%	$2,240,305	50%
Year Ended 6/30/17	—		$39.10	17.49%	1.04%	0.06%	1.05%	$2,345,812	55%
Year Ended 6/30/16	—	(d)	$37.51	(7.71)%	1.06%	0.05%	1.06%	$2,965,306	40%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains from Investments	Total Distributions
Victory Munder Small Cap Growth Fund
Class A
Year Ended 6/30/20	$13.39	(0.09)	1.88	1.79	(1.05)	(1.05)
Year Ended 6/30/19	$13.81	(0.12)	1.12	1.00	(1.42)	(1.42)
Year Ended 6/30/18	$11.14	(0.10)	2.84	2.74	(0.07)	(0.07)
Year Ended 6/30/17	$8.59	(0.05)	2.60	2.55	—	—
Year Ended 6/30/16	$10.47	(0.07)	(1.81)	(1.88)	—	—
Class I
Year Ended 6/30/20	$13.56	(0.05)	1.89	1.84	(1.05)	(1.05)
Year Ended 6/30/19	$13.92	(0.09)	1.15	1.06	(1.42)	(1.42)
Year Ended 6/30/18	$11.21	(0.07)	2.85	2.78	(0.07)	(0.07)
Year Ended 6/30/17	$8.62	(0.01)	2.60	2.59	—	—
Year Ended 6/30/16	$10.48	(0.05)	(1.81)	(1.86)	—	—
Class Y
Year Ended 6/30/20	$13.44	(0.06)	1.87	1.81	(1.05)	(1.05)
Year Ended 6/30/19	$13.88	(0.11)	1.09	0.98	(1.42)	(1.42)
Year Ended 6/30/18	$11.18	(0.09)	2.86	2.77	(0.07)	(0.07)
Year Ended 6/30/17	$8.61	(0.02)	2.59	2.57	—	—
Year Ended 6/30/16	$10.48	(0.05)	(1.82)	(1.87)	—	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

			Ratios to Average Net Assets			Supplemental Data
	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Munder Small Cap Growth Fund
Class A
Year Ended 6/30/20	$14.13	13.64%	1.40%	(0.67)%	2.26%	$359	56%
Year Ended 6/30/19	$13.39	10.06%	1.40%	(0.90)%	2.31%	$189	108%
Year Ended 6/30/18	$13.81	24.73%	1.40%	(0.86)%	2.69%	$174	62%
Year Ended 6/30/17	$11.14	29.69%	1.40%	(0.52)%	4.67%	$83	56%
Year Ended 6/30/16	$8.59	(17.96)%	1.40%	(0.73)%	11.23%	$49	55%
Class I
Year Ended 6/30/20	$14.35	13.85%	1.15%	(0.39)%	1.32%	$10,370	56%
Year Ended 6/30/19	$13.56	10.44%	1.15%	(0.65)%	1.17%	$9,034	108%
Year Ended 6/30/18	$13.92	24.94%	1.15%	(0.61)%	1.31%	$7,518	62%
Year Ended 6/30/17	$11.21	30.05%	1.15%	(0.12)%	1.37%	$6,049	56%
Year Ended 6/30/16	$8.62	(17.75)%	1.15%	(0.51)%	2.49%	$4,337	55%
Class Y
Year Ended 6/30/20	$14.20	13.74%	1.25%	(0.49)%	2.84%	$87	56%
Year Ended 6/30/19	$13.44	9.84%	1.25%	(0.77)%	1.45%	$77	108%
Year Ended 6/30/18	$13.88	24.92%	1.25%	(0.71)%	2.98%	$70	62%
Year Ended 6/30/17	$11.18	29.85%	1.25%	(0.22)%	3.98%	$56	56%
Year Ended 6/30/16	$8.61	(17.84)%	1.25%	(0.59)%	13.34%	$43	55%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Trivalent Emerging Markets Small-Cap Fund
Class A
Year Ended 6/30/20	$11.77	0.12	(0.06)	0.06	(0.09)	—
Year Ended 6/30/19	$13.62	0.16	(1.07)	(0.91)	(0.16)	(0.78)
Year Ended 6/30/18	$12.34	0.12	1.51	1.63	(0.11)	(0.24)
Year Ended 6/30/17	$10.40	0.13	1.90	2.03	(0.09)	—
Year Ended 6/30/16	$11.48	0.10	(1.13)	(1.03)	(0.05)	—
Class Y
Year Ended 6/30/20	$11.78	0.15	(0.07)	0.08	(0.11)	—
Year Ended 6/30/19	$13.62	0.19	(1.08)	(0.89)	(0.17)	(0.78)
Year Ended 6/30/18	$12.38	0.17	1.50	1.67	(0.19)	(0.24)
Year Ended 6/30/17	$10.43	0.12	1.94	2.06	(0.11)	—
Year Ended 6/30/16	$11.51	0.13	(1.13)	(1.00)	(0.08)	—

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Trivalent Emerging Markets Small-Cap Fund
Class A
Year Ended 6/30/20	(0.09)	$11.74	0.48%	1.73%	1.07%	3.18%	$933	64%
Year Ended 6/30/19	(0.94)	$11.77	(5.97)%	1.73%	1.32%	2.72%	$1,003	78%
Year Ended 6/30/18	(0.35)	$13.62	13.12%	1.73%	0.86%	3.46%	$1,257	93%
Year Ended 6/30/17	(0.09)	$12.34	19.71%	1.73%	1.16%	4.46%	$690	81%
Year Ended 6/30/16	(0.05)	$10.40	(8.93)%	1.73%	0.95%	1.74%	$278	104%
Class Y
Year Ended 6/30/20	(0.11)	$11.75	0.70%	1.48%	1.34%	2.67%	$7,495	64%
Year Ended 6/30/19	(0.95)	$11.78	(5.76)%	1.48%	1.57%	2.22%	$7,907	78%
Year Ended 6/30/18	(0.43)	$13.62	13.38%	1.48%	1.22%	3.02%	$7,767	93%
Year Ended 6/30/17	(0.11)	$12.38	20.01%	1.48%	1.08%	3.46%	$4,894	81%
Year Ended 6/30/16	(0.08)	$10.43	(8.69)%	1.48%	1.29%	2.40%	$3,671	104%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
Victory Trivalent International Fund-Core Equity Fund
Class A
Year Ended 6/30/20	$6.87	0.12	(0.44)	(0.32)	(0.06)	—	(0.06)
Year Ended 6/30/19	$7.28	0.14	(0.30)	(0.16)	(0.13)	(0.12)	(0.25)
Year Ended 6/30/18	$7.21	0.13	0.44	0.57	(0.13)	(0.37)	(0.50)
Year Ended 6/30/17	$6.18	0.08	1.07	1.15	(0.12)	—	(0.12)
Year Ended 6/30/16	$7.01	0.08	(0.86)	(0.78)	(0.10)	—	(0.10)
Class C
Year Ended 6/30/20	$6.84	0.06	(0.43)	(0.37)	(0.01)	—	(0.01)
Year Ended 6/30/19	$7.22	0.08	(0.27)	(0.19)	(0.07)	(0.12)	(0.19)
Year Ended 6/30/18	$7.16	0.05	0.45	0.50	(0.07)	(0.37)	(0.44)
Year Ended 6/30/17	$6.14	0.03	1.07	1.10	(0.08)	—	(0.08)
Year Ended 6/30/16	$6.96	0.04	(0.86)	(0.82)	(0.05)	—	(0.05)
Class I
Year Ended 6/30/20	$6.90	0.14	(0.43)	(0.29)	(0.08)	—	(0.08)
Year Ended 6/30/19	$7.29	0.17	(0.30)	(0.13)	(0.14)	(0.12)	(0.26)
Year Ended 6/30/18	$7.23	0.24	0.34	0.58	(0.15)	(0.37)	(0.52)
Year Ended 6/30/17	$6.20	0.12	1.06	1.18	(0.15)	—	(0.15)
Year Ended 6/30/16	$7.03	0.11	(0.85)	(0.74)	(0.14)	—	(0.14)

*  Includes adjustments in accordance with U.S. generally accepted accounting principles.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  The Fund received monies related to a nonrecurring refund from prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016. (See Note 8).

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contributions from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Trivalent International Fund-Core Equity Fund
Class A
Year Ended 6/30/20	—	$6.49	(4.72)%		0.95%	1.73%	1.84%	$4,550	49%
Year Ended 6/30/19	—	$6.87	(1.69)%		0.95%	2.08%	1.96%	$5,347	56%
Year Ended 6/30/18	—	$7.28	7.74%		1.11%	1.71%	1.91%	$8,620	51%
Year Ended 6/30/17	—	$7.21	18.95%		1.38%	1.22%	2.27%	$5,658	91%
Year Ended 6/30/16	0.05	$6.18	(10.43	)%(c)	1.47%	1.31%	1.80%	$4,687	61%
Class C
Year Ended 6/30/20	—	$6.46	(5.48)%		1.70%	0.87%	6.44%	$204	49%
Year Ended 6/30/19	—	$6.84	(2.19)%		1.70%	1.22%	5.22%	$335	56%
Year Ended 6/30/18	—	$7.22	6.81%		1.87%	0.64%	3.61%	$449	51%
Year Ended 6/30/17	—	$7.16	18.01%		2.14%	0.42%	2.97%	$773	91%
Year Ended 6/30/16	0.05	$6.14	(11.08	)%(c)	2.22%	0.63%	2.33%	$1,111	61%
Class I
Year Ended 6/30/20	—	$6.53	(4.36)%		0.60%	2.12%	1.54%	$2,579	49%
Year Ended 6/30/19	—	$6.90	(1.19)%		0.60%	2.48%	1.76%	$2,268	56%
Year Ended 6/30/18	—	$7.29	8.07%		0.72%	3.17%	2.67%	$2,575	51%
Year Ended 6/30/17	—	$7.23	19.47%		0.90%	1.84%	6.48%	$378	91%
Year Ended 6/30/16	0.05	$6.20	(9.92	)%(c)	0.96%	1.78%	4.02%	$192	61%

(continues on next page)

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments	Total Distributions
Victory Trivalent International Fund-Core Equity Fund
Class R6
Year Ended 6/30/20	$6.92	0.14	(0.43)	(0.29)	(0.06)	—	(0.06)
Year Ended 6/30/19	$7.31	0.17	(0.29)	(0.12)	(0.15)	(0.12)	(0.27)
Year Ended 6/30/18	$7.23	0.21	0.39	0.60	(0.15)	(0.37)	(0.52)
Year Ended 6/30/17	$6.21	0.11	1.07	1.18	(0.16)	—	(0.16)
Year Ended 6/30/16	$7.03	0.12	(0.86)	(0.74)	(0.13)	—	(0.13)
Class Y
Year Ended 6/30/20	$6.87	0.13	(0.44)	(0.31)	(0.08)	—	(0.08)
Year Ended 6/30/19	$7.26	0.15	(0.28)	(0.13)	(0.14)	(0.12)	(0.26)
Year Ended 6/30/18	$7.20	0.12	0.46	0.58	(0.15)	(0.37)	(0.52)
Year Ended 6/30/17	$6.17	0.09	1.08	1.17	(0.14)	—	(0.14)
Year Ended 6/30/16	$7.00	0.10	(0.86)	(0.76)	(0.12)	—	(0.12)

*  Includes adjustments in accordance with U.S. generally accepted accounting principles.

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  The Fund received monies related to a nonrecurring refund from prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016. (See Note 8).

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contributions from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)*		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Trivalent International Fund-Core Equity Fund
Class R6
Year Ended 6/30/20	—	$6.57	(4.34)%		0.55%	2.06%	1.01%	$119,275	49%
Year Ended 6/30/19	—	$6.92	(1.12)%		0.55%	2.53%	1.45%	$5,661	56%
Year Ended 6/30/18	—	$7.31	8.14%		0.71%	2.71%	1.71%	$5,975	51%
Year Ended 6/30/17	—	$7.23	19.39%		0.91%	1.63%	2.44%	$1,628	91%
Year Ended 6/30/16	0.05	$6.21	(9.86	)%(c)	0.96%	1.86%	2.19%	$1,575	61%
Class Y
Year Ended 6/30/20	—	$6.48	(4.60)%		0.70%	1.95%	1.32%	$6,532	49%
Year Ended 6/30/19	—	$6.87	(1.34)%		0.70%	2.26%	1.40%	$8,482	56%
Year Ended 6/30/18	—	$7.26	8.01%		0.87%	1.62%	1.49%	$9,712	51%
Year Ended 6/30/17	—	$7.20	19.28%		1.14%	1.39%	1.58%	$14,086	91%
Year Ended 6/30/16	0.05	$6.17	(10.19	)%(c)	1.22%	1.53%	1.28%	$12,958	61%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities				Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investments
Victory Trivalent International Small-Cap Fund
Class A
Year Ended 6/30/20	$13.02	0.06		(0.02)	0.04	(0.23)	—
Year Ended 6/30/19	$14.46	0.13		(1.22)	(1.09)	(0.09)	(0.26)
Year Ended 6/30/18	$12.87	0.10		1.72	1.82	(0.15)	(0.08)
Year Ended 6/30/17	$10.67	0.11		2.22	2.33	(0.13)	—
Year Ended 6/30/16	$11.86	0.10		(1.05)	(0.95)	(0.10)	(0.14)
Class C
Year Ended 6/30/20	$12.71	(0.03)		(0.03)	(0.06)	(0.14)	—
Year Ended 6/30/19	$14.12	0.02		(1.17)	(1.15)	—	(0.26)
Year Ended 6/30/18	$12.58	—	(c)	1.67	1.67	(0.05)	(0.08)
Year Ended 6/30/17	$10.42	0.02		2.18	2.20	(0.04)	—
Year Ended 6/30/16	$11.62	0.02		(1.04)	(1.02)	(0.04)	(0.14)
Class I
Year Ended 6/30/20	$13.13	0.11		(0.02)	0.09	(0.28)	—
Year Ended 6/30/19	$14.58	0.18		(1.23)	(1.05)	(0.14)	(0.26)
Year Ended 6/30/18	$12.96	0.18		1.71	1.89	(0.19)	(0.08)
Year Ended 6/30/17	$10.75	0.17		2.21	2.38	(0.17)	—
Year Ended 6/30/16	$11.93	0.16		(1.07)	(0.91)	(0.13)	(0.14)
Class R6
Year Ended 6/30/20	$13.19	0.12		(0.04)	0.08	(0.27)	—
Year Ended 6/30/19	$14.65	0.17		(1.24)	(1.07)	(0.13)	(0.26)
Year Ended 6/30/18	$13.02	0.15		1.73	1.88	(0.17)	(0.08)
Year Ended 6/30/17	$10.80	0.18		2.20	2.38	(0.16)	—
Year Ended 6/30/16	$11.99	0.17		(1.10)	(0.93)	(0.12)	(0.14)
Class Y
Year Ended 6/30/20	$13.07	0.10		(0.03)	0.07	(0.26)	—
Year Ended 6/30/19	$14.52	0.16		(1.22)	(1.06)	(0.13)	(0.26)
Year Ended 6/30/18	$12.91	0.15		1.71	1.86	(0.17)	(0.08)
Year Ended 6/30/17	$10.71	0.15		2.21	2.36	(0.16)	—
Year Ended 6/30/16	$11.89	0.18		(1.10)	(0.92)	(0.12)	(0.14)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Amount is less than $0.005 per share.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

				Ratios to Average Net Assets			Supplemental Data
	Total Distributions	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)	Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)
Victory Trivalent International Small-Cap Fund
Class A
Year Ended 6/30/20	(0.23)	$12.83	0.15%	1.35%	0.47%	1.63%	$108,115	52%
Year Ended 6/30/19	(0.35)	$13.02	(7.12)%	1.35%	1.02%	1.59%	$137,665	54%
Year Ended 6/30/18	(0.23)	$14.46	14.14%	1.35%	0.68%	1.56%	$122,933	62%
Year Ended 6/30/17	(0.13)	$12.87	22.04%	1.35%	0.99%	1.52%	$92,295	55%
Year Ended 6/30/16	(0.24)	$10.67	(8.13)%	1.35%	0.88%	1.75%	$78,511	85%
Class C
Year Ended 6/30/20	(0.14)	$12.51	(0.65)%	2.10%	(0.28)%	2.42%	$4,327	52%
Year Ended 6/30/19	(0.26)	$12.71	(7.78)%	2.10%	0.15%	2.42%	$4,909	54%
Year Ended 6/30/18	(0.13)	$14.12	13.28%	2.10%	(0.03)%	2.36%	$6,211	62%
Year Ended 6/30/17	(0.04)	$12.58	21.14%	2.10%	0.17%	2.47%	$5,161	55%
Year Ended 6/30/16	(0.18)	$10.42	(8.87)%	2.10%	0.22%	2.36%	$5,788	85%
Class I
Year Ended 6/30/20	(0.28)	$12.94	0.54%	0.95%	0.88%	1.18%	$1,014,425	52%
Year Ended 6/30/19	(0.40)	$13.13	(6.69)%	0.95%	1.41%	1.16%	$955,568	54%
Year Ended 6/30/18	(0.27)	$14.58	14.60%	0.95%	1.22%	1.14%	$866,643	62%
Year Ended 6/30/17	(0.17)	$12.96	22.45%	0.95%	1.45%	1.16%	$539,822	55%
Year Ended 6/30/16	(0.27)	$10.75	(7.74)%	0.95%	1.41%	1.18%	$378,011	85%
Class R6
Year Ended 6/30/20	(0.27)	$13.00	0.36%	1.06%	0.94%	1.06%	$73,480	52%
Year Ended 6/30/19	(0.39)	$13.19	(6.86)%	1.08%	1.31%	1.08%	$42,975	54%
Year Ended 6/30/18	(0.25)	$14.65	14.49%	1.08%	1.01%	1.08%	$39,497	62%
Year Ended 6/30/17	(0.16)	$13.02	22.28%	1.10%	1.50%	1.16%	$30,033	55%
Year Ended 6/30/16	(0.26)	$10.80	(7.90)%	1.10%	1.51%	1.30%	$13,179	85%
Class Y
Year Ended 6/30/20	(0.26)	$12.88	0.41%	1.10%	0.75%	1.19%	$663,638	52%
Year Ended 6/30/19	(0.39)	$13.07	(6.88)%	1.10%	1.21%	1.18%	$666,547	54%
Year Ended 6/30/18	(0.25)	$14.52	14.45%	1.10%	1.05%	1.19%	$756,933	62%
Year Ended 6/30/17	(0.16)	$12.91	22.27%	1.10%	1.26%	1.32%	$450,441	55%
Year Ended 6/30/16	(0.26)	$10.71	(7.87)%	1.10%	1.64%	1.37%	$360,989	85%

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

		Investment Activities			Distributions to Shareholders From
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
INCORE Total Return Bond Fund
Class A
Year Ended 6/30/20	$9.46	0.20	0.50	0.70	(0.25)	(0.25)
Year Ended 6/30/19	$9.21	0.21	0.32	0.53	(0.28)	(0.28)
Year Ended 6/30/18	$9.54	0.20	(0.24)	(0.04)	(0.29)	(0.29)
Year Ended 6/30/17	$9.79	0.23	(0.14)	0.09	(0.34)	(0.34)
Year Ended 6/30/16	$9.79	0.29	0.02	0.31	(0.32)	(0.32)
Class C
Year Ended 6/30/20	$9.53	0.12	0.52	0.64	(0.18)	(0.18)
Year Ended 6/30/19	$9.28	0.15	0.31	0.46	(0.21)	(0.21)
Year Ended 6/30/18	$9.60	0.14	(0.25)	(0.11)	(0.21)	(0.21)
Year Ended 6/30/17	$9.86	0.15	(0.14)	0.01	(0.27)	(0.27)
Year Ended 6/30/16	$9.86	0.22	0.02	0.24	(0.25)	(0.25)
Class R6
Year Ended 6/30/20	$9.48	0.22	0.51	0.73	(0.27)	(0.27)
Year Ended 6/30/19	$9.23	0.24	0.31	0.55	(0.30)	(0.30)
Year Ended 6/30/18	$9.55	0.22	(0.23)	(0.01)	(0.31)	(0.31)
Year Ended 6/30/17	$9.81	0.25	(0.14)	0.11	(0.37)	(0.37)
Year Ended 6/30/16	$9.81	0.31	0.02	0.33	(0.34)	(0.34)
Class Y
Year Ended 6/30/20	$9.47	0.22	0.52	0.74	(0.27)	(0.27)
Year Ended 6/30/19	$9.23	0.24	0.30	0.54	(0.30)	(0.30)
Year Ended 6/30/18	$9.55	0.23	(0.24)	(0.01)	(0.31)	(0.31)
Year Ended 6/30/17	$9.81	0.25	(0.14)	0.11	(0.37)	(0.37)
Year Ended 6/30/16	$9.81	0.32	0.01	0.33	(0.34)	(0.34)

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(c)  Portfolio turnover rates excluding mortgage dollar roll transactions were 103%, 57% and 64% for the years ended June 30, 2018, June 30, 2017 and June 30, 2016, respectively.

(d)  The Fund received monies related to a nonrecurring refund from prior custodian. The corresponding impact to the total return was 0.05% for the year ended June 30, 2016. (See Note 8)

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

					Ratios to Average Net Assets			Supplemental Data
	Capital Contributions from Prior Custodian, Net (See Note 8)	Net Asset Value, End of Period	Total Return (Excludes Sales Charge)		Net Expenses	Net Investment Income (Loss)	Gross Expenses	Net Assets, End of Period (000's)	Portfolio Turnover(b)(c)
INCORE Total Return Bond Fund
Class A
Year Ended 6/30/20	—	$9.91	7.57%		0.85%	2.03%	1.11%	$11,472	74%
Year Ended 6/30/19	—	$9.46	5.77%		0.85%	2.32%	1.09%	$12,248	150%
Year Ended 6/30/18	—	$9.21	(0.49)%		0.85%	2.15%	1.11%	$12,592	110%
Year Ended 6/30/17	—	$9.54	0.97%		0.85%	2.35%	1.07%	$14,569	210%
Year Ended 6/30/16	0.01	$9.79	3.34	%(d)	0.85%	3.04%	1.08%	$15,908	423%
Class C
Year Ended 6/30/20	—	$9.99	6.76%		1.60%	1.27%	3.54%	$727	74%
Year Ended 6/30/19	—	$9.53	5.05%		1.60%	1.67%	3.12%	$574	150%
Year Ended 6/30/18	—	$9.28	(1.12)%		1.60%	1.43%	2.31%	$973	110%
Year Ended 6/30/17	—	$9.60	0.13%		1.60%	1.60%	1.61%	$2,073	210%
Year Ended 6/30/16	0.01	$9.86	2.56	%(d)	1.60%	2.29%	2.00%	$3,256	423%
Class R6
Year Ended 6/30/20	—	$9.94	7.94%		0.58%	2.30%	0.59%	$25,999	74%
Year Ended 6/30/19	—	$9.48	6.05%		0.57%	2.61%	0.57%	$24,929	150%
Year Ended 6/30/18	—	$9.23	(0.12)%		0.58%	2.37%	0.62%	$25,438	110%
Year Ended 6/30/17	—	$9.55	1.19%		0.58%	2.63%	0.91%	$6,698	210%
Year Ended 6/30/16	0.01	$9.81	3.60	%(d)	0.58%	3.25%	1.59%	$2,456	423%
Class Y
Year Ended 6/30/20	—	$9.94	7.92%		0.60%	2.28%	0.62%	$33,455	74%
Year Ended 6/30/19	—	$9.47	5.99%		0.60%	2.63%	0.63%	$31,026	150%
Year Ended 6/30/18	—	$9.23	(0.13)%		0.59%	2.43%	0.59%	$52,633	110%
Year Ended 6/30/17	—	$9.55	1.17%		0.60%	2.61%	0.62%	$76,263	210%
Year Ended 6/30/16	0.01	$9.81	3.59	%(d)	0.60%	3.29%	0.61%	$78,705	423%

See notes to financial statements.

Victory Portfolios	Notes to Financial Statements June 30, 2020

1. Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company named "The Victory Portfolios," which was organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. The Trust is comprised of 42 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001 per share. Each Fund is classified as diversified under the 1940 Act.

The accompanying financial statements are those of the following 12 Funds (collectively, the "Funds" and individually, a "Fund"):

Funds (Legal Name)	Funds (Short Name)	Investment Share Classes Offered
Victory Integrity Discovery Fund	Integrity Discovery Fund	Classes A, C, R and Y
Victory Integrity Mid-Cap Value Fund	Integrity Mid-Cap Value Fund	Classes A, C*, R6 and Y
Victory Integrity Small-Cap Value Fund	Integrity Small-Cap Value Fund	Classes A, C, R, R6 and Y
Victory Integrity Small/Mid-Cap Value Fund	Integrity Small/Mid-Cap Value Fund	Classes A, R6 and Y
Victory Munder Multi-Cap Fund	Munder Multi-Cap Fund	Classes A, C and Y
Victory S&P 500 Index Fund	S&P 500 Index Fund	Classes A, R and Y
Victory Munder Mid-Cap Core Growth Fund	Munder Mid-Cap Core Growth Fund	Classes A, C, R, R6 and Y
Victory Munder Small Cap Growth Fund	Munder Small Cap Growth Fund	Classes A, I and Y
Victory Trivalent Emerging Markets Small-Cap Fund	Trivalent Emerging Markets Small-Cap Fund	Classes A and Y
Victory Trivalent International Fund-Core Equity	Trivalent International Fund-Core Equity	Classes A, C, I, R6 and Y
Victory Trivalent International Small-Cap Fund	Trivalent International Small-Cap Fund	Classes A, C, I, R6 and Y
Victory INCORE Total Return Bond Fund	INCORE Total Return Bond Fund	Classes A, C, R6 and Y

*  Integrity Mid-Cap Value Fund Class C commenced operations on November 4, 2019.

Each class of shares of a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial

Victory Portfolios	Notes to Financial Statements — continued June 30, 2020

statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels listed below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including exchange-traded funds ("ETFs"), American Depositary Receipts ("ADRs") and Rights, are valued at the closing price on the exchange or system where the security is principally traded, if available, or at the Nasdaq Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy. Swap agreements are valued at the mean between the current bid and ask prices. To the extent this model is utilized, these valuations are considered as Level 2 in the fair value hierarchy.

Debt securities of United States ("U.S.") issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based on the observability of inputs used to determine the fair value.

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds' net asset values are calculated. The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity and Trivalent International Small-Cap Fund use a

Victory Portfolios	Notes to Financial Statements — continued June 30, 2020

systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of June 30, 2020, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments (amounts in thousands):

	Level 1	Level 2	Level 3	Total
Integrity Discovery Fund
Common Stocks	$60,598	$—	$—	$60,598
Collateral for Securities Loaned	7,714	—	—	7,714
Total	$68,312	$—	$—	$68,312
Integrity Mid-Cap Value Fund
Common Stocks	$201,314	$—	$—	$201,314
Collateral for Securities Loaned	5,636	—	—	5,636
Total	$206,950	$—	$—	$206,950
Integrity Small-Cap Value Fund
Common Stocks	$1,561,911	$—	$—	$1,561,911
Collateral for Securities Loaned	97,237	—	—	97,237
Total	$1,659,148	$—	$—	$1,659,148
Integrity Small/Mid-Cap Value Fund
Common Stocks	$115,172	$—	$—	$115,172
Exchange-Traded Funds	369	—	—	369
Collateral for Securities Loaned	3,035	—	—	3,035
Total	$118,576	$—	$—	$118,576
Munder Multi-Cap Fund
Common Stocks	$341,029	$—	$—	$341,029
Rights	8	—	—	8
Exchange-Traded Funds	5,078	—	—	5,078
Collateral for Securities Loaned	2,900	—	—	2,900
Total	$349,015	$—	$—	$349,015
S&P 500 Index Fund
Common Stocks	$211,671	$—	$—	$211,671
Rights	1	—	—	1
Collateral for Securities Loaned	2,191	—	—	2,191
Total	$213,863	$—	$—	$213,863
Other Financial Investments^:
Liabilities:
Futures Contracts	$(2)	$—	$—	$(2)
Total	$(2)	$—	$—	$(2)
Munder Mid-Cap Core Growth Fund
Common Stocks	$568,606	$—	$—	$568,606
Exchange-Traded Funds	15,559	—	—	15,559
Collateral for Securities Loaned	34,566	—	—	34,566
Total	$618,731	$—	$—	$618,731

Victory Portfolios	Notes to Financial Statements — continued June 30, 2020
	Level 1	Level 2	Level 3		Total
Munder Small Cap Growth Fund
Common Stocks	$10,754	$—	$—	(a)	$10,754
Warrants	1	—	—		1
Collateral for Securities Loaned	1,256	—	—		1,256
Total	$12,011	$—	$—		$12,011
Trivalent Emerging Markets Small-Cap Fund
Common Stocks	$893	$7,225	$23		$8,141
Preferred Stocks	26	—	—		26
Rights	—	—	—	(a)	—
Exchange-Traded Funds	193	—	—		193
Collateral for Securities Loaned	248	—	—		248
Total	$1,360	$7,225	$23		$8,608
Trivalent International Fund-Core Equity
Common Stocks	$13,732	$114,271	$—		$128,003
Preferred Stocks	701	1,123	—		1,824
Rights	37	—	—		37
Exchange-Traded Funds	1,862	—	—		1,862
Collateral for Securities Loaned	2,776	—	—		2,776
Total	$19,108	$115,394	$—		$134,502
Trivalent International Small-Cap Fund
Common Stocks	$154,741	$1,647,047	$2,399		$1,804,187
Exchange-Traded Funds	18,597	—	—		18,597
Collateral for Securities Loaned	57,004	—	—		57,004
Total	$230,342	$1,647,047	$2,399		$1,879,788
INCORE Total Return Bond Fund
Asset-Backed Securities	$—	$1,892	$—		$1,892
Collateralized Mortgage Obligations	—	2,428	—		2,428
Corporate Bonds	—	31,638	—		31,638
Residential Mortgage-Backed Securities	—	221	—		221
Yankee Dollars	—	6,067	—		6,067
U.S. Government Mortgage-Backed Agencies	—	21,264	—		21,264
U.S. Treasury Obligations	—	103	—		103
Collateral for Securities Loaned	1,982	—	—		1,982
Total	$1,982	$63,613	$—		$65,595
Other Financial Investments^:
Assets:
Futures Contracts	$13	$—	$—		$13
Liabilities:
Futures Contracts	(20)	—	—		(20)
Total	$(7)	$—	$—		$(7)

^  Other Financial investments include any derivative instruments not reflected on the Schedules of Portfolio Investments as Investment Securities, such as futures contracts.

These instruments are generally recorded in the financial statements as the unrealized gain or loss on the investment.

(a)  Amount is less than $1 thousand.

For the year ended June 30, 2020, there were no transfers in or out of the Level 3 fair value hierarchy.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2020

Securities Purchased on a When-Issued Basis:

The Funds may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and/or marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are included in Payable for investments purchased on the accompanying Statements of Assets and Liabilities and the segregated assets are identified on the Schedules of Portfolio Investments.

Real Estate Investment Trusts ("REITs"):

The Funds may invest in REITs, which report information on the source of their distributions annually. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real-estate related loans or interests (such as mortgages). Certain distributions received from REITs during the year are recorded as realized gains or return of capital as estimated by the Funds or when such information becomes known.

Mortgage-Related and Asset-Backed Securities:

The values of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose a Fund to a lower rate of return upon reinvestment of principal. The values of mortgage- and asset-backed securities depend in part on the credit quality and adequacy of the underlying assets or collateral and may fluctuate in response to the market's perception of these factors as well as current and future repayment rates. Some mortgage-backed securities are backed by the full faith and credit of the U.S. government (e.g., mortgage-backed securities issued by the Government National Mortgage Association, commonly known as "Ginnie Mae"), while other mortgage-backed securities (e.g., mortgage-backed securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, commonly known as "Fannie Mae" and "Freddie Mac," respectively), are backed only by the credit of the government entity issuing them. In addition, some mortgage-backed securities are issued by private entities and, as such, are not guaranteed by the U.S. government or any agency or instrumentality of the U.S. government.

Investment Companies:

Exchange-Traded Funds:

The Funds may invest in ETFs, the shares of which are bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase shares of an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Open-End Funds:

The Funds may invest in portfolios of open-end investment companies. These investment companies value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors of the underlying funds.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2020

Derivative Instruments:

Foreign Exchange Currency Contracts:

The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity and Trivalent International Small-Cap Fund may enter into foreign exchange currency contracts to convert U.S. dollars to and from various foreign currencies. A foreign exchange currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign exchange currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity and Trivalent International Small-Cap Fund enter into foreign exchange currency contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign exchange currency contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of foreign exchange currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of June 30, 2020, the Funds had no open forward foreign exchange currency contracts.

Futures Contracts:

The Funds may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. The collateral held by the Funds is presented on the Statements of Assets and Liabilities under Deposits with brokers for futures contracts.

As of June 30, 2020, the S&P 500 Index Fund and INCORE Total Return Bond Fund entered into futures contracts primarily for the strategy of hedging or other purposes, including but not limited to, providing liquidity and equitizing cash.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2020

Credit Derivatives:

The INCORE Total Return Bond Fund may enter into credit derivatives, including centrally cleared credit default swaps on individual obligations or credit indices. The Fund may use these investments (i) as alternatives to direct long or short investment in a particular security or securities, (ii) to adjust the Fund's asset allocation or risk exposure, or (iii) for hedging purposes. The use by the Fund of centrally cleared credit default swaps may have the effect of creating a short position in a security. Credit derivatives can create investment leverage and may create additional investment risks that may subject the Fund to greater volatility than investments in more traditional securities, as described in the Fund's Statement of Additional Information.

Centrally cleared credit default swap ("CDS") agreements on credit indices involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of a specific sector of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS.

The counterparty risk for cleared swap agreements is generally lower than uncleared over-the-counter swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees each party's performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations. However, there can be no assurance that the clearing organization, or its members, will satisfy its obligations to the Fund.

The Fund may enter into CDS agreements either as a buyer or seller. The Fund may buy protection under a CDS to attempt to mitigate the risk of default or credit quality deterioration in one or more individual holdings or in a segment of the fixed income securities market. The Fund may sell protection under a CDS in an attempt to gain exposure to an underlying issuer's credit quality characteristics without investing directly in that issuer.

For swaps entered with an individual counterparty, the Fund bears the risk of loss of the uncollateralized amount expected to be received under a CDS agreement in the event of the default or bankruptcy of the counterparty. CDS agreements are generally valued at a price at which the counterparty to such agreement would terminate the agreement. The Fund may also enter into cleared swaps.

Upon entering into a cleared CDS, the Fund may be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 3% to 6% of the notional amount for CDS on high yield debt issuers (this amount is subject to change by the clearing organization that clears the trade). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the CDS and is returned to a Fund upon termination of the CDS, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the CDS fluctuates, making the long and short positions in the CDS contract more or less valuable, a process known as "marking-to-market". The premium (discount) payments are built into the daily price of the CDS and thus are amortized through the variation margin. The variation margin payment also includes the daily portion of the periodic payment stream.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of period end for which the Fund is the seller of protection are disclosed on the Schedule of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, periodic interest payments, or net amounts received from the settlement of buy protection CDS agreements entered into by the Fund for the same referenced entity or entities. The collateral held by the Funds is presented on the Statements of Assets and Liabilities under Deposits with brokers for centrally cleared swap agreements.

The INCORE Total Return Bond Fund entered into centrally cleared CDS agreements primarily for the strategy of asset allocation and risk exposure management during the year. As of June 30, 2020, the INCORE Total Return Bond Fund held no swap agreements.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2020

Offsetting of Financial Assets and Derivatives Assets:

The Funds are subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Funds to close out and net total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of June 30, 2020 (amounts in thousands), discloses both gross information and net information about instruments and transactions eligible for offset on the Statements of Assets and Liabilities and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties.

	Gross Amounts of Recognized Assets	Gross Amounts Available for Offset	Net Amounts Presented in the Statements of Assets and Liabilities	Cash Collateral Received	Net Amount
S&P 500 Index Fund
Futures — Goldman Sachs & Co	$26	$—	$26	$—	$26
INCORE Total Return Bond Fund
Futures — Goldman Sachs & Co	2	—	2	—	2
	Gross Amounts of Recognized Liabilities	Gross Amounts Available for Offset	Net Amounts Presented in the Statements of Assets and Liabilities	Cash Collateral Pledged*	Net Amount
INCORE Total Return Bond Fund
Futures — Goldman Sachs & Co	$1	$—	$1	$(1)	$—

*  Cash collateral pledged may be in excess of the amounts shown in the table. The total cash collateral pledged by each Fund is disclosed in the Statements of Assets and Liabilities.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of June 30, 2020 (amounts in thousands):

	Assets	Liabilities
	Variation Margin Receivable on Open Futures Contracts*	Variation Margin Payable on Open Futures Contracts*
Equity Risk Exposure:
S&P Index 500 Fund	$—	$2
Interest Rate Risk Exposure:
INCORE Total Return Bond Fund	13	20

*  Includes cumulative appreciation/depreciation of futures contracts as reported on the Schedules of Portfolio Investments. Only current day's variation margin for futures contracts are reported within the Statements of Assets and Liabilities.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2020

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended June 30, 2020 (amounts in thousands):

	Net Realized Gains (Losses) on Derivatives Recognized as a Result from Operations		Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result of Operations
	Net Realized Gains (Losses) from Futures Contracts	Net Realized Gains (Losses) from Swap Agreements	Net Change in Unrealized Appreciation/ Depreciation on Futures Contracts	Net Change in Unrealized Appreciation/ Depreciation on Swap Agreements
Equity Risk Exposure:
S&P 500 Index Fund	$177	$—	$(32)	$—
Credit Risk Exposure:
INCORE Total Return Bond Fund	—	(60)	—	(84)
Interest Rate Risk Exposure:
INCORE Total Return Bond Fund	644	—	(127)	—

All open derivative positions at year end are reflected on each respective Fund's Schedule of Portfolio Investments. The underlying face value of open derivative positions relative to the S&P 500 Index Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year. The volume associated with derivative positions in the Total Return Bond Fund was 85% and 3% for futures contracts and swap agreements, respectively, based on average monthly notional amounts in comparison to net assets during the year.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are recorded on the identified cost basis.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank, N.A. ("Citibank" or the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies, as noted on the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed on the Funds' Schedules of Portfolio Investments. During the time portfolio securities are on loan, the borrower will pay the Funds any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. The Funds also earn a return from the collateral. The Funds pay the Agent various fees in connection with the investment of cash collateral and fees based on the investment

Victory Portfolios	Notes to Financial Statements — continued June 30, 2020

income received from securities lending activities. Securities lending income (net of these fees) is disclosed on the Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table (amounts in thousands) is a summary of the Funds' securities lending transactions which are subject to offset under the MSLA as of June 30, 2020. These transactions are accounted for as secured borrowings with an overnight and continuous contractual maturity for cash collateral, and greater than overnight and continuous contractual maturity for non-cash collateral.

	Gross Amount of Recognized Assets (Value of	Value of Cash	Value of Non-cash Collateral Received by Maturity
	Securities on Loan)*	Collateral Received**	<90 Days	Between 30 & 90 days	>90 Days	Net Amount
Integrity Discovery Fund	$7,492	$7,492	$—	$—	$—	$—
Integrity Mid-Cap Value Fund	5,482	5,482	—	—	—	—
Integrity Small-Cap Value Fund	95,285	95,285	—	—	—	—
Integrity Small/Mid-Cap Value Fund	2,966	2,966	—	—	—	—
Munder Multi-Cap Fund	2,860	2,860	—	—	—	—
S&P 500 Index Fund	2,165	2,165	—	—	—	—
Munder Mid-Cap Core Growth Fund	34,030	34,030	—	—	—	—
Munder Small Cap Growth Fund	1,231	1,231	—	—	—	—
Trivalent Emerging Markets Small-Cap Fund	239	239	—	—	—	—
Trivalent International Fund-Core Equity	2,626	2,626	—	—	—	—
Trivalent International Small-Cap Fund	54,859	54,859	—	—	—	—
INCORE Total Return Bond Fund	1,924	1,924	—	—	—	—

*  The value of securities on loan listed in the table is in excess of the value of securities on loan as shown on the Statements of Assets and Liabilities, as amounts include securities sold but not yet settled that are on loan as of year-end.

**  Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Statements of Assets and Liabilities.

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on

Victory Portfolios	Notes to Financial Statements — continued June 30, 2020

investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are disclosed as Net change in unrealized appreciation/depreciation on investment securities and foreign currency translations on the Statements of Operations. Any realized gains or losses from these fluctuations are disclosed as Net realized gains (losses) from investment securities and foreign currency translations on the Statements of Operations.

Foreign Taxes:

The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Distributions to Shareholders:

Each of the Funds (except for INCORE Total Return Bond Fund and S&P 500 Index Fund) intend to declare and distribute net investment income at least annually, if any. INCORE Total Return Bond Fund declares and pays dividends from net investment income monthly, if any. S&P 500 Index Fund declares and pays dividends from net investment income quarterly, if any. Distributable net realized gains, if any, are declared and distributed at least annually from each Fund.

The amounts of dividends from net investment income and distributions from net realized gains (collectively, distributions to shareholders) are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these "book/tax" differences are permanent in nature (e.g., net operating loss and distribution reclassification), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital on the accompanying Statements of Assets and Liabilities.

As of June 30, 2020, on the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were as follows:

	Total Distributable Earnings/(Loss)	Capital
Integrity Discovery Fund	$17	$(17)
S&P 500 Index Fund	(2,225)	2,225
Munder Mid-Cap Core Growth Fund	(37,015)	37,015
INCORE Total Return Bond Fund	(26)	26

Mortgage Dollar Rolls:

The INCORE Total Return Bond Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty to buy back similar, but not identical, securities on a specific future date at a predetermined price. Mortgage dollar rolls may be renewed by a new sale and repurchased with a cash settlement at each renewal without physical delivery of the securities. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. Mortgage dollar rolls are treated as financing transactions unless the sale and repurchase are determined to involve securities that are not substantially the same. Therefore, any gain or loss is considered unrealized until the roll reaches ultimate disposition or the sale and repurchase are determined to involve securities that are not substantially the same. Income is generated as consideration for entering into these transactions and is included in mortgage dollar roll income on the Fund's Statement of Operations. For the year ended June 30, 2020, there were no mortgage dollar roll transactions.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2020

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of June 30.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax years, which includes the current fiscal tax year end). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis.

Income, expenses (other than class-specific expenses such as transfer agent fees, state registration fees, printing fees and 12b-1 fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended June 30, 2020 were as follows (amounts in thousands):

	Purchases (excluding U.S. Government Securities)	Sales (excluding U.S. Government Securities)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities
Integrity Discovery Fund	$40,162	$80,092	$—	$—
Integrity Mid-Cap Value Fund	315,771	160,737	—	—
Integrity Small-Cap Value Fund	1,633,075	1,831,101	—	—
Integrity Small/Mid-Cap Value Fund	100,701	90,215	—	—
Munder Multi-Cap Fund	363,736	405,560	—	—
S&P 500 Index Fund	9,062	41,208	—	—
Munder Mid-Cap Core Growth Fund	834,207	1,690,748	—	—
Munder Small Cap Growth Fund	5,476	5,309	—	—
Trivalent Emerging Markets Small-Cap Fund	5,123	5,497	—	—
Trivalent International Fund-Core Equity	163,383	47,362	—	—
Trivalent International Small-Cap Fund	997,852	924,124	—	—
INCORE Total Return Bond Fund	26,819	13,565	20,750	33,455

4. Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser is a wholly owned indirect subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation and a wholly owned direct subsidiary of Victory Capital Operating, LLC.

Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

Victory Portfolios	Notes to Financial Statements — continued June 30, 2020
Flat Rate
Integrity Discovery Fund	1.00%
Munder Small Cap Growth Fund	0.85%
Trivalent Emerging Markets Small-Cap Fund	1.10%
INCORE Total Return Bond Fund	0.40%
Tier Rate
S&P 500 Index Fund
Up to $250 million	0.20%
$250 Million — $500 million	0.12%
Over $500 million	0.07%
Integrity Small-Cap Value Fund
Up to $300 million	0.90%
Over $300 million	0.85%
Integrity Small/Mid-Cap Value
Up to $300 million	0.80%
Over $300 million	0.75%
Integrity Mid-Cap Value
Up to $500 million	0.75%
Over $500 million	0.70%
Munder Multi-Cap Fund
Up to $1 billion	0.75%
$1 billion — $2 billion	0.72%
Over $2 billion	0.70%
Trivalent International Small-Cap Fund
Up to $1 billion	0.95%
Over $1 billion	0.90%
Trivalent International Fund-Core Equity
Up to $1 billion	0.80%
Over $1 billion	0.75%
Munder Mid-Cap Core Growth Fund
Up to $6 billion	0.75%
$6 billion — $8 billion	0.70%
Over $8 billion	0.65%

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.08% of the first $15 billion in average daily net assets of the Trust, Victory Variable Insurance Funds and Victory Portfolios II (collectively, the "Victory Funds Complex"), 0.05% of the average daily net assets above $15 billion to $30 billion of the Victory Funds Complex and 0.04% of the average daily net assets over $30 billion of the Victory Funds Complex.

Citi Fund Services Ohio, Inc. ("Citi"), an affiliate of Citibank, acts as sub-administrator and sub-fund accountant to the Funds pursuant to a Sub-Administration and Sub-Fund Accounting Services Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services and certain other expenses specifically allocated to the Funds under the Fund Administration, Servicing, and Accounting Agreement.

Citibank acts as the custodian of the Funds' assets pursuant to the Global Custodial Services Agreement (the "Custody Agreement"). Citibank's responsibilities include safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Funds' investments. Pursuant to the Custody Agreement, Citibank also maintains original entry

Victory Portfolios	Notes to Financial Statements — continued June 30, 2020

documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. Citibank may, with the approval of a Fund and at its own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that it shall remain liable for the performance of all of its duties under the Custody Agreement.

FIS Investor Services, LLC ("FIS") serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services

The Chief Compliance Officer ("CCO") is an employee of the Adviser, which pays the compensation of the CCO and his support staff. The Trust has entered into an Agreement to provide compliance services with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act. The Funds in the Victory Funds Complex, in aggregate, compensate the Adviser for these services.

The Victory Funds Complex pays an annual retainer to each Independent Trustee, plus an additional annual retainer to the Chairman of the Board. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Victory Funds Complex and are presented on the Statements of Operations.

Sidley Austin LLP provides legal services to the Trust.

Victory Capital Services, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust. Effective June 30, 2020, the Distributor's name was changed from Victory Capital Advisers, Inc.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, except for S&P 500 Index Fund, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares and 1.00% of the average daily net assets of Class C Shares of the Funds. The Distributor may receive a monthly distribution and service fee at an annual rate of up to 0.15% of the average daily net assets of Class A Shares of S&P 500 Index Fund. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds.

In addition, the Distributor is entitled to receive commissions on sales of the Class A Shares and of the Funds. For the year ended June 30, 2020, the Distributor received approximately $60 thousand from commissions earned on sales of Class A Shares of the Funds.

The Adviser has entered into expense limitation agreements with certain Funds. Under the terms of the agreements, the Adviser has agreed to waive fees or reimburse certain expenses to the extent that ordinary operating expenses incurred by certain classes of a Fund in any fiscal year exceed the expense limit for such classes of the Fund. Such excess amounts will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limits. As of June 30, 2020, the expense limits (excluding voluntary waivers) are as follows:

	In effect July 1, 2019 until October 31, 2020
	Class A Shares	Class C Shares		Class I Shares	Class R Shares	Class R6 Shares	Class Y Shares
Integrity Discovery Fund	N/A	2.45	%(a)	N/A	2.08%	N/A	N/A
Integrity Mid-Cap Value Fund	1.00%	1.75	%(b)	N/A	N/A	0.60%	0.75%
Integrity Small-Cap Value Fund	1.50%	N/A		N/A	1.75%	N/A	N/A
Integrity Small/Mid-Cap Value Fund	1.13%	N/A		N/A	N/A	0.83%	0.88%
Munder Multi-Cap Fund	N/A	2.16	%(a)	N/A	N/A	N/A	N/A
S&P 500 Index Fund	N/A	N/A		N/A	N/A	N/A	N/A

Victory Portfolios	Notes to Financial Statements — continued June 30, 2020
	In effect July 1, 2019 until October 31, 2020
	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class R6 Shares	Class Y Shares
Munder Mid-Cap Core Growth Fund	1.32%	N/A	N/A	1.57%	N/A	N/A
Munder Small Cap Growth Fund	1.40%	N/A	1.15%	N/A	N/A	1.25%
Trivalent Emerging Markets Small-Cap Fund	1.73%	N/A	N/A	N/A	N/A	1.48%
Trivalent International Fund-Core Equity . .	0.95%	1.70%	0.60%	N/A	0.55%	0.70%
Trivalent International Small-Cap Fund	1.35%	2.10%	0.95%	N/A	1.10%	1.10%
INCORE Total Return Bond Fund	0.85%	1.60%	N/A	N/A	0.58%	0.60%

(a)  In Effect March 1, 2020 until at least October 31, 2020.

(b)  In Effect April 22, 2019 until at least October 31, 2020.

The Funds have agreed to repay fees and expenses that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at the time of the waiver or reimbursement or any expense limitation agreement in place at the time of repayment. Amounts repaid to the Adviser during the year, if any, are reflected on the Statements of Operations as Recoupment of prior expenses waived/reimbursed by Adviser.

As of June 30, 2020, the following amounts are available to be repaid to the Adviser (the amounts in thousands):

	Expires 6/30/21	Expires 6/30/22	Expires 6/30/23	Total
Integrity Discovery Fund	$6	$10	$9	$25
Integrity Mid-Cap Value Fund	195	292	615	1,102
Integrity Small-Cap Value Fund	108	170	8	286
Integrity Small/Mid-Cap Value Fund	212	189	185	586
Munder Multi-Cap Fund	—	—	2	2
Munder Mid-Cap Core Growth Fund	23	25	16	64
Munder Small Cap Growth Fund	13	5	19	37
Trivalent Emerging Markets Small-Cap Fund	113	67	99	279
Trivalent International Fund-Core Equity	206	222	522	950
Trivalent International Small-Cap Fund	2,107	2,605	3,170	7,882
INCORE Total Return Bond Fund	52	54	52	158

The Adviser may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended June 30, 2020.

Certain officers and/or interested trustees of the Funds are also officers and/or employees of the Adviser, Administrator, Fund Accountant, Sub-Administrator, Sub-Fund Accountant, and Legal Counsel.

5. Risks:

Each Fund may be subject to other risks in addition to these identified risks.

An investment in the Funds' shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' shares. An investment in the Funds' shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity and Trivalent International Small-Cap Fund invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments including

Victory Portfolios	Notes to Financial Statements — continued June 30, 2020

the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments, which could affect the value of a Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital re-investment, resource self-sufficiency and balance of payments position. The Schedule of Portfolio Investments includes information on each Fund's holdings, including industry and/or geographic composition, as relevant.

The INCORE Total Return Bond Fund is subject to credit and interest rate risk with respect to fixed income securities. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest rates may rise, or the rate of inflation may increase, impacting the value if investments in fixed income securities. A debt issuer's credit quality may be downgraded, or an issuer may default. Interest rates may fluctuate due to changes in governmental fiscal policy initiatives and resulting market reaction to those initiatives.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties for financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

An outbreak of respiratory disease called COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and consumer activity, significant challenges in healthcare service preparation and delivery, quarantines and general concern and uncertainty. These negative impacts have caused significant volatility and declines in global financial markets, which have caused losses for Fund investors during and subsequent to period end. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Public health crises may exacerbate other pre-existing political, social, economic, market and financial risks. The extent of the impact to the financial performance of the Funds' investments will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

6. Borrowing and Interfund Lending:

Line of Credit:

For the year ended June 30, 2020, the Victory Funds Complex and the USAA Mutual Funds Complex (another series of mutual funds managed by the Adviser) participated in a short-term demand note "Line of Credit" agreement with Citibank. The Line of Credit agreement with Citibank was renewed on June 29, 2020 with a termination date of June 28, 2021. Under the agreement with Citibank, the Victory Funds Complex and USAA Mutual Funds Complex, combined, may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. $40 million of the Line of Credit is reserved for use by the Victory Floating Rate Fund (herein, the "Fund"), another series of the Victory Funds Complex, with that Fund paying the related commitment fees for that amount. The purpose of the

Victory Portfolios	Notes to Financial Statements — continued June 30, 2020

agreement is to meet temporary or emergency cash needs. For the year ended June 30, 2020, Citibank received an annual commitment fee of 0.15% on $300 million for providing the Line of Credit. For the year ended June 30, 2020, Citibank earned approximately $450 thousand in commitment fees from the combined Victory Funds Complex and USAA Mutual Funds Complex. Each fund in the Victory Funds Complex pays a pro-rata portion of the commitment fees plus any interest (one month LIBOR plus one percent) on amounts borrowed. Effective June 29, 2020, under an amended Line of Credit agreement, Citibank will also receive an annual upfront fee of 0.10% on the $300 million committed line of credit. Each fund in the Victory Funds Complex will pay a pro-rata portion of the upfront fee. Interest charged to each Fund during the period, if applicable, is presented on the Statements of Operations under Line of credit fees.

The Funds did not utilize the Line of Credit during the fiscal year ended June 30, 2020.

Interfund Lending:

The Trust and Adviser rely on an exemptive order granted by the SEC in March 2017 (the "Order"), permitting the establishment and operation of an Interfund Lending Facility (the "Facility"). The Facility allows each Fund to directly lend money to and borrow money from any other Victory Fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are allowed for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. As a Borrower, interest charged to each Fund during the period, if applicable, is presented on the Statements of Operations under Interfund lending fees. As a Lender, interest earned by each Fund during the period, if applicable, is presented on the Statements of Operations under Interest expense on interfund lending.

The average borrowing for the days outstanding and average interest rate for each Fund during the year ended June 30, 2020 were as follows (amounts in thousands):

	Borrower or Lender	Amount Outstanding at June 30, 2020	Average Borrowing*	Days Borrowing Outstanding	Average Interest Rate*	Maximum Borrowing During the Period
Munder Mid-Cap Core Growth Fund	Borrower	$—	$1,506	1	2.13%	$1,506
Trivalent International Small-Cap Fund	Borrower	—	5,228	2	0.91%	8,559

*  For the year ended June 30, 2020, based on the number of days borrowings were outstanding.

7. Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (amounts in thousands):

	Year Ended June 30, 2020
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Integrity Discovery Fund	$—	$3,016	$3,016	$—	$3,016
Integrity Mid-Cap Value Fund	1,864	—	1,864	—	1,864
Integrity Small-Cap Value Fund	7,384	9,796	17,180	—	17,180
Integrity Small/Mid-Cap Value Fund	1,120	—	1,120	—	1,120
Munder Multi-Cap Fund	1,013	9,950	10,963	—	10,963
S&P 500 Index Fund	3,010	24,335	27,345	—	27,345
Munder Mid-Cap Core Growth Fund	8,744	502,320	511,064	—	511,064

Victory Portfolios	Notes to Financial Statements — continued June 30, 2020
	Year Ended June 30, 2020
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Munder Small Cap Growth Fund	$470	$256	$726	$—	$726
Trivalent Emerging Markets Small-Cap Fund	80	—	80	—	80
Trivalent International Fund-Core Equity	1,079	—	1,079	—	1,079
Trivalent International Small-Cap Fund	37,815	—	37,815	—	37,815
INCORE Total Return Bond Fund	1,901	—	1,901	—	1,901
	Year Ended June 30, 2019
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
Integrity Discovery Fund	$2,016	$14,582	$16,598	$—	$16,598
Integrity Mid-Cap Value Fund	1,902	2,983	4,885	—	4,885
Integrity Small-Cap Value Fund	40,869	233,572	274,441	—	274,441
Integrity Small/Mid-Cap Value Fund	1,265	3,976	5,241	—	5,241
Munder Multi-Cap Fund	23,717	34,295	58,012	—	58,012
S&P 500 Index Fund	3,685	19,429	23,114	—	23,114
Munder Mid-Cap Core Growth Fund	—	775,240	775,240	—	775,240
Munder Small Cap Growth Fund	505	357	862	—	862
Trivalent Emerging Markets Small-Cap Fund	128	553	681	—	681
Trivalent International Fund-Core Equity	743	236	979	—	979
Trivalent International Small-Cap Fund	17,127	33,388	50,515	—	50,515
INCORE Total Return Bond Fund	2,602	—	2,602	—	2,602

As of June 30, 2020, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
Integrity Discovery Fund	$—	$—	$—	$(10,078)	$(124)	$(11,747)	$(21,949)
Integrity Mid-Cap Value Fund	2,302	—	2,302	(19,971)	—	(11,539)	(29,208)
Integrity Small-Cap Value Fund	7,498	—	7,498	(230,673)	—	(63,051)	(286,226)
Integrity Small/Mid-Cap Value Fund	364	—	364	(13,477)	—	(8,217)	(21,330)
Munder Multi-Cap Fund	370	—	370	(7,601)	—	71,185	63,954
S&P 500 Index Fund	372	7,023	7,395	—	—	161,363	168,758
Munder Mid-Cap Core Growth Fund	—	7,859	7,859	—	(12,926)	139,997	134,930
Munder Small Cap Growth Fund	262	586	848	—	—	1,862	2,710
Trivalent Emerging Markets Small-Cap Fund	89	—	89	(1,647)	—	1,185	(373)
Trivalent International Fund-Core Equity	930	—	930	(8,097)	—	488	(6,679)

Victory Portfolios	Notes to Financial Statements — continued June 30, 2020
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
Trivalent International Small-Cap Fund	$9,463	$—	$9,463	$(154,795)	$—	$273,075	$127,743
INCORE Total Return Bond Fund	98	—	98	(4,150)	—	2,624	(1,428)

*  Under the current tax law, net investment losses realized after October 31 or December 31 of a Fund's fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes.

**  The difference between the book-basis and tax-basis of unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and passive foreign investment company adjustments.

As of the tax year ended June 30, 2020, the following Funds had net capital loss carryforwards ("CLCFs") as summarized in the tables below.

CLCFs not limited as a result as either short-term or long-term depending on the originating capital loss were as follows (amounts in thousands).

	Short-Term Amount	Long-Term Amount	Total
Integrity Discovery Fund	$3,937	$6,141	$10,078
Integrity Mid-Cap Value Fund	19,296	675	19,971
Integrity Small-Cap Value Fund	135,836	94,837	230,673
Integrity Small/Mid-Cap Value Fund	11,685	1,792	13,477
Munder Multi-Cap Fund	7,601	—	7,601
Trivalent Emerging Markets Small-Cap Fund	1,304	343	1,647
Trivalent International Fund-Core Equity	8,097	—	8,097
Trivalent International Small-Cap Fund	138,291	16,504	154,795
INCORE Total Return Bond Fund	614	3,535	4,149

During the tax year ended June 30, 2020, the INCORE Total Return Bond Fund utilized $124 and $1,534, (in thousands) of short term and long term CLCFs, respectively.

As of June 30, 2020, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation (depreciation) for investments and derivatives were as follows (amounts in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Integrity Discovery Fund	$80,059	$6,025	$(17,772)	$(11,747)
Integrity Mid-Cap Value Fund	218,489	14,492	(26,031)	(11,539)
Integrity Small-Cap Value Fund	1,722,199	189,698	(252,749)	(63,051)
Integrity Small/Mid-Cap Value Fund	126,793	10,176	(18,393)	(8,217)
Munder Multi-Cap Fund	277,830	84,601	(13,416)	71,185
S&P 500 Index Fund	52,500	164,771	(3,408)	161,363
Munder Mid-Cap Core Growth Fund	478,734	164,874	(24,877)	139,997
Munder Small Cap Growth Fund	10,150	2,847	(985)	1,862
Trivalent Emerging Markets Small-Cap Fund	7,420	1,929	(741)	1,188
Trivalent International Fund-Core Equity	133,971	11,233	(10,702)	531
Trivalent International Small-Cap Fund	1,606,745	416,199	(143,156)	273,043
INCORE Total Return Bond Fund	62,971	3,167	(543)	2,624

Victory Portfolios	Notes to Financial Statements — continued June 30, 2020

8. Capital Contribution from Prior Custodian:

During 2016, certain Funds received notification from their prior custodian, State Street Bank and Trust ("State Street"), concerning issues related to billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

State Street paid the refunded amounts during January 2017. Based on billing information received during 2016 from State Street and an analysis of any expense limitation agreements that were in place during the period of the activities in question, including the application of any recoupment provisions in such agreements, the Adviser received a portion of the refund.

The portion of the refund retained by the Funds was accounted for as a capital contribution and is reflected on the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

9. Fund Ownership:

Ownership of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2(a)(9) of the 1940 Act. As of June 30, 2020, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds.

	Shareholder	Percent
Integrity Mid-Cap Value Fund	Gerlach Nominee and Co. LLC	64.2%
Integrity Small/Mid-Cap Value Fund	Edward D. Jones & Co., L.P.	49.0%
Integrity Small-Cap Value Fund	National Financial Services, LLC	26.6%
Munder Small Cap Growth Fund	Brian S Matuszak	34.4%
Munder Small Cap Growth Fund	Tony Yee Dong	48.8%
Trivalent Emerging Markets Small-Cap Fund	Matrix Trust Company	52.1%
Trivalent International Fund-Core Equity	Gerlach Nominee and Co. LLC	80.8%
Trivalent International Fund-Core Equity	National Financial Services, LLC	26.3%
INCORE Total Return Bond Fund	Comerica Bank	52.6%

10. Recent Accounting Pronouncements:

In March 2017, the Financial Accounting Standards Board ("FASB") issued Accounting Standards ("ASU") Update No. 2017-08 "Premium Amortization on Purchased Callable Debt Securities" ("ASU 2017-08"), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management does not believe that adoption of ASU 2017-08 will materially impact the Funds' financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Victory Portfolios

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Victory Integrity Discovery Fund, Victory Integrity Mid-Cap Value Fund, Victory Integrity Small-Cap Value Fund, Victory Integrity Small/Mid-Cap Value Fund, Victory Munder Multi-Cap Fund, Victory S&P 500 Index Fund, Victory Munder Mid-Cap Core Growth Fund, Victory Munder Small Cap Growth Fund, Victory Trivalent Emerging Markets Small-Cap Fund, Victory Trivalent International Fund-Core Equity, Victory Trivalent International Small-Cap Fund, and Victory INCORE Total Return Bond Fund (the "Funds"), each a series of Victory Portfolios, as of June 30, 2020, and the related statements of operations for the year then ended, the statements of changes in net assets, including the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2020, the results of their operations for the year then ended, the changes in their net assets, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial highlights for the years ended June 30, 2018, and prior, were audited by other auditors whose report dated August 24, 2018, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2020, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Victory Capital Management, Inc. since 2015.

COHEN & COMPANY, LTD.
Cleveland, Ohio
August 25, 2020

Victory Portfolios	Supplemental Information June 30, 2020

  (Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently nine Trustees, eight of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their date of birth, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 42 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds and 26 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Funds Complex. Each Trustee's address is c/o Victory Portfolios, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. Each Trustee has an indefinite term.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, Born October 1951	Trustee	May 2005	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016-December 2017).
Nigel D. T. Andrews, Born April 1947	Vice Chair and Trustee	August 2002	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012).
E. Lee Beard,* Born August 1951	Trustee	May 2005	Retired (since 2015).	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).

Victory Portfolios	Supplemental Information — continued June 30, 2020

  (Unaudited)

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, Born April 1953	Trustee	February 2015	Partner, McCarvill Capital Partners (September 2016-September 2017); Advisor (January 2016-April 2016) and Managing Partner (August 2014-January 2016) Endgate Commodities LLC.	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer,* Born April 1957	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016).
Leigh A. Wilson, Born December 1944	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.
Interested Trustee.
David C. Brown,** Born May 1972	Trustee	May 2008	Chairman and Chief Executive Officer (since 2013), the Adviser; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	Trustee, USAA Mutual Funds Trust.

*  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**  Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

Victory Portfolios	Supplemental Information — continued June 30, 2020

  (Unaudited)

Officers:

The officers of the Trust, their date of births, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, Born February 1962	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, Born February 1974	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher A. Ponte, Born March 1984	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Chief Financial Officer, Victory Capital Services, Inc. (since 2018).
Colin Kinney, Born October 1973	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009-2017), the Adviser.
Chuck Booth, Born April 1960	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, Born January 1954	Assistant Secretary	December 1997	Partner, Sidley Austin LLP (since April 2020); Partner, Shearman & Sterling LLP (January 2018-April 2020); Partner, Morrison & Foerster LLP (2011-January 2018).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

Victory Portfolios	Supplemental Information — continued June 30, 2020

  (Unaudited)

Proxy Voting and Portfolio Holdings Information

Proxy Voting:

Information regarding the policies and procedures each Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Funds' Statement of Additional Information, which is available on the SEC's website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Portfolio Investments:

The Trust files a complete list of Schedules of Portfolio Investments with the SEC for the first and third quarter of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at www.sec.gov.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2020 through June 30, 2020.

The Actual Expense figures in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense figures in the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/20	Actual Ending Account Value 6/30/20	Hypothetical Ending Account Value 6/30/20	Actual Expenses Paid During Period 1/1/20- 6/30/20*	Hypothetical Expenses Paid During Period 1/1/20- 6/30/20*	Annualized Expense Ratio During Period 1/1/20- 6/30/20
Integrity Discovery Fund
Class A Shares	$1,000.00	$700.80	$1,016.86	$6.81	$8.07	1.61%
Class C Shares	1,000.00	697.70	1,012.53	10.47	12.41	2.48
Class R Shares	1,000.00	699.50	1,014.52	8.79	10.42	2.08
Class Y Shares	1,000.00	701.10	1,017.55	6.22	7.37	1.47

Victory Portfolios	Supplemental Information — continued June 30, 2020

  (Unaudited)

	Beginning Account Value 1/1/20	Actual Ending Account Value 6/30/20	Hypothetical Ending Account Value 6/30/20	Actual Expenses Paid During Period 1/1/20- 6/30/20*	Hypothetical Expenses Paid During Period 1/1/20- 6/30/20*	Annualized Expense Ratio During Period 1/1/20- 6/30/20
Integrity Mid-Cap Value Fund
Class A Shares	$1,000.00	$797.30	$1,019.89	$4.47	$5.02	1.00%
Class C Shares	1,000.00	794.40	1,016.16	7.81	8.77	1.75
Class R6 Shares	1,000.00	799.10	1,021.88	2.68	3.02	0.60
Class Y Shares	1,000.00	798.30	1,021.13	3.35	3.77	0.75
Integrity Small-Cap Value Fund
Class A Shares	1,000.00	712.20	1,017.70	6.13	7.22	1.44%
Class C Shares	1,000.00	709.30	1,013.53	9.69	11.41	2.28
Class R Shares	1,000.00	711.20	1,016.16	7.45	8.77	1.75
Class R6 Shares	1,000.00	713.70	1,019.99	4.18	4.92	0.98
Class Y Shares	1,000.00	713.40	1,019.34	4.73	5.57	1.11
Integrity Small/Mid Value Fund
Class A Shares	1,000.00	759.60	1,019.24	4.94	5.67	1.13%
Class R6 Shares	1,000.00	760.70	1,020.74	3.63	4.17	0.83
Class Y Shares	1,000.00	760.60	1,020.49	3.85	4.42	0.88
Munder Multi-Cap Fund
Class A Shares	1,000.00	918.40	1,018.15	6.44	6.77	1.35%
Class C Shares	1,000.00	914.90	1,014.12	10.28	10.82	2.16
Class Y Shares	1,000.00	920.30	1,019.99	4.68	4.92	0.98
S&P 500 Index Fund
Class A Shares	1,000.00	966.90	1,022.08	2.74	2.82	0.56%
Class R Shares	1,000.00	965.30	1,020.04	4.74	4.87	0.97
Class Y Shares	1,000.00	967.30	1,022.63	2.20	2.26	0.45
Munder Mid-Cap Core Growth Fund
Class A Shares	1,000.00	932.40	1,018.50	6.15	6.42	1.28%
Class C Shares	1,000.00	927.80	1,014.77	9.73	10.17	2.03
Class R Shares	1,000.00	931.60	1,017.06	7.54	7.87	1.57
Class R6 Shares	1,000.00	934.70	1,020.98	3.75	3.92	0.78
Class Y Shares	1,000.00	934.30	1,020.19	4.52	4.72	0.94
Munder Small Cap Growth Fund
Class A Shares	1,000.00	1,002.10	1,017.90	6.97	7.02	1.40%
Class I Shares	1,000.00	1,002.80	1,019.14	5.73	5.77	1.15
Class Y Shares	1,000.00	1,002.10	1,018.65	6.22	6.27	1.25
Trivalent Emerging Markets Small-Cap Fund
Class A Shares	1,000.00	981.60	1,016.26	8.52	8.67	1.73%
Class Y Shares	1,000.00	981.60	1,017.50	7.29	7.42	1.48
Trivalent International Fund-Core Equity
Class A Shares	1,000.00	884.20	1,020.14	4.45	4.77	0.95%
Class C Shares	1,000.00	881.30	1,016.41	7.95	8.52	1.70
Class I Shares	1,000.00	886.00	1,021.88	2.81	3.02	0.60
Class R6 Shares	1,000.00	886.60	1,022.13	2.58	2.77	0.55
Class Y Shares	1,000.00	885.20	1,021.38	3.28	3.52	0.70

Victory Portfolios	Supplemental Information — continued June 30, 2020

  (Unaudited)

	Beginning Account Value 1/1/20	Actual Ending Account Value 6/30/20	Hypothetical Ending Account Value 6/30/20	Actual Expenses Paid During Period 1/1/20- 6/30/20*	Hypothetical Expenses Paid During Period 1/1/20- 6/30/20*	Annualized Expense Ratio During Period 1/1/20- 6/30/20
Trivalent International Small-Cap Fund
Class A Shares	$1,000.00	$909.90	$1,018.15	$6.41	$6.77	1.35%
Class C Shares	1,000.00	906.50	1,014.42	9.95	10.52	2.10
Class I Shares	1,000.00	911.90	1,020.14	4.52	4.77	0.95
Class R6 Shares	1,000.00	910.90	1,019.54	5.08	5.37	1.07
Class Y Shares	1,000.00	910.90	1,019.39	5.23	5.52	1.10
INCORE Total Return Bond Fund
Class A Shares	1,000.00	1,051.00	1,020.64	4.33	4.27	0.85%
Class C Shares	1,000.00	1,047.00	1,016.91	8.14	8.02	1.60
Class R6 Shares	1,000.00	1,052.20	1,021.98	2.96	2.92	0.58
Class Y Shares	1,000.00	1,053.20	1,021.88	3.06	3.02	0.60

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent half-year divided by the number of days in the fiscal year).

Victory Portfolios	Supplemental Information — continued June 30, 2020

  (Unaudited)

Additional Federal Income Tax Information

For the year ended June 30, 2020, the Funds paid qualified dividend income for the purposes of reduced individual federal income tax rates of:

Percent
Integrity Mid-Cap Value Fund	94%
Integrity Small-Cap Value Fund	100%
Integrity Small/Mid-Cap Value Fund	100%
Munder Multi-Cap Fund	100%
S&P 500 Index Fund	100%
Munder Mid-Cap Core Growth Fund	82%
Munder Small Cap Growth Fund	5%
Trivalent Emerging Markets Small-Cap Fund	71%
Trivalent International Fund-Core Equity	96%
Trivalent International Small-Cap Fund	97%

Dividends qualified for corporate dividends received deductions of:

Percent
Integrity Mid-Cap Value Fund	94%
Integrity Small-Cap Value Fund	100%
Integrity Small/Mid-Cap Value Fund	100%
Munder Multi-Cap Fund	100%
S&P 500 Index Fund	100%
Munder Mid-Cap Core Growth Fund	75%
Munder Small Cap Growth Fund	5%

For the year ended June 30, 2020, the following Funds designated short-term capital gain distributions:

Amount
S&P 500 Index Fund	$27
Munder Mid-Cap Core Growth Fund	8,744
Munder Small Cap Growth Fund	470

For the year ended June 30, 2020, the following Funds designated long-term capital gain distributions:

Amount
Integrity Discovery Fund	$3,016
Integrity Small-Cap Value Fund	9,796
Munder Multi-Cap Fund	9,950
S&P 500 Index Fund	26,534
Munder Mid-Cap Core Growth Fund	539,335
Munder Small Cap Growth Fund	256

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on June 30, 2020, were as follows:

	Foreign Source Income	Foreign Tax Expense
Trivalent Emerging Markets Small-Cap Fund	0.33	0.03
Trivalent International Fund-Core Equity	0.13	0.01
Trivalent International Small-Cap Fund	0.24	0.03

Victory Portfolios	Supplemental Information — continued June 30, 2020

  (Unaudited)

Liquidity Risk Management Program:

The Victory Funds have adopted and implemented a written liquidity risk management program (the "LRMP") as required by Rule 22e-4 under the Act. The LRMP is reasonably designed to assess and manage each Fund's liquidity risk, taking into consideration each Fund's investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed market conditions; its short and long-term cash flow projections; and its cash holdings and access to other liquidity management tools such as available funding sources including the Victory Funds Complex Interfund Lending Facility and Line of Credit (discussed in the Notes to Financial Statements). The Board approved the appointment of VCM as the administrator of the LRMP. At an in-person meeting held on February 20, 2020, VCM provided an oral and written report to the Trustees on the operation and effectiveness of the LRMP during the previous year.

VCM manages liquidity risks associated with the Funds' investments by monitoring, among other things, cash and cash equivalents, any use of derivatives, the concentration of investments, the appropriateness of each Fund's investment strategy, and by classifying every fund investment as either highly liquid, moderately liquid, less liquid or illiquid on at least a monthly basis. To assist with the classification of Fund investments, VCM has retained a third-party provider of liquidity evaluation services. This provider determines preliminary liquidity classifications for all portfolio holdings based upon portfolio-level data and certain assumptions provided by VCM. VCM reviews the preliminary liquidity classifications and, when appropriate, considers other information including input from the Funds' portfolio managers (including the portfolio managers employed by any investment sub-advisers) in determining final liquidity classifications.

The report from VCM concluded that the Funds did not experience any significant liquidity challenges during the covered period, and the Funds' LRMP is reasonably designed to assess and manage its liquidity risk. The report also concluded that the LRMP continues to operate adequately and effectively to enable VCM to oversee and manage liquidity risk and ensure each Fund is able to meet redemption requests without significant dilution to the remaining investors' interest in each Fund. During the review period, each Fund's portfolio consisted primarily of highly liquid investments, which are defined as cash and any investments reasonably expected to be converted to cash in current market conditions in three business days or less without significantly changing the market value of the investment. Therefore, the Funds have not adopted a Highly Liquid Investment Minimum. The Funds' investments were below the limitation on illiquid investments during the review period. Additionally, VCM indicated that no events occurred that would require the filing of Form N-LIQUID and recommended no material changes to the LRMP.

Privacy Policy

Protecting the Privacy of Information

The Trust respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*  You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Trust does not share information with other companies for purposes of marketing solicitations for products other than the Trust. Therefore, the Trust does not provide opt-out options to their shareholders.

Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.vcm.com	800-539-FUND (800-539-3863)

VP-MUNDER-AR (6/30)

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics in included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2020	2019
(a) Audit Fees (1)	$152,500	$148,500
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	44,500	44,500
(d) All Other Fees (4)	0	0

(1) Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit fees billed were for professional services provided by Cohen & Company, Ltd for audit compliance, audit advice and audit planning.

(2) Represents the fee for assurance and related services by Cohen & Company, Ltd reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3) Represents the aggregate tax fee billed for professional services rendered by Cohen & Company, Ltd for tax compliance, tax advice, international tax fee transactions and tax planning. Such tax services included the review of income and excise tax returns for the Registrant.

(4) For the fiscal years ended June 30, 2020 and June 30, 2019, there were no fees billed for professional services rendered by Cohen & Company, Ltd to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2020 and 2019 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2)

2020	100%
2019	100%

(f) Not applicable.

(g)

2020	$-
2019	$-

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment adviser (and the adviser’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)  Not applicable.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)  Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)  Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	September 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer

Date	September 3, 2020

By (Signature and Title)*	/s/ Allan Shaer
Allan Shaer, Principal Financial Officer

Date	September 3, 2020